                                               Registration No. 33-22740
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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                            _______________________

                   POST-EFFECTIVE AMENDMENT NO. 12 TO
                              FORM S-6

            FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                       REGISTERED ON FORM N-8B-2
                            ________________________

         LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
                        (Exact name of Trust)


               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                         (Name of depositor)

                       1300 South Clinton Street
                            P.O. Box 1110
                        Fort Wayne, IN  46801
       (Complete address of depositor's principal executive offices)
                          _________________________

Name and complete address
of agent for service:                        Copy to:
CARL L. BAKER, ESQUIRE                       BRIAN BURKE, ESQUIRE
Vice President &                             Counsel
Deputy General Counsel                       The Lincoln National
The Lincoln National                         Life Insurance Company
Life Insurance Company                       1300 South Clinton Street
1300 South Clinton Street                    P.O. Box 1110
P.O. Box 1110                                Fort Wayne, Indiana  46801
Fort Wayne, IN  46801

                          _________________________


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It is proposed that this filing will become effective (check appropriate box)

  [_]   immediately upon filing pursuant to paragraph (b)
  [X]   on April 30, 1997 pursuant to paragraph (b)
  [_]   60 days after filing pursuant to paragraph (a)(1)
  [_]   on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

  [_]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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Title and amount of securities being registered: Flexible Premium Variable Life Insurance Policies. The Policies are not issued in predetermined units or amounts.

Proposed maximum aggregate offering price to the public of the securities being registered: The registrant has elected to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice on Form 24F-2 for the registrant's fiscal year, ending December 31, 1996, was filed on February 27, 1997.

Approximate date of proposed public offering: As soon as practicable after April 30, 1997.

  [_]   Check box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.
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                  RECONCILIATION AND TIE BETWEEN ITEMS
                   IN FORM N-8B-2 AND THE PROSPECTUS
       For Lincoln National Flexible Premium Variable Life Account G


N-8B-2 ITEM      CAPTION IN PROSPECTUS
-----------      ---------------------
1                Cover Page
2                Cover Page
3                Not applicable
4                Lincoln Life
5                Lincoln Life
6                The Separate Account
7                Not Required
8                Not Required
9                Legal Proceedings
10               The Separate Account; Right to Examine Policy; Surrender of the
                 Policy; Withdrawals; Proceeds and payment options; Addition,
                 Deletion, or Substitution of Investments; Transfer Between
                 Subaccounts; Policy Lapse and Reinstatement; Voting Rights;
                 Premium Payment and Allocation of Premiums; Death Benefits and
                 Death Benefit Types; Policy Changes; Policy Value; Proceeds and
                 Payment Options
11               Lincoln Life; The General Account; The Separate Account
12               The Separate Account; Lincoln Life
13               Charges and Deductions
14               Requirements for Issuance of a Policy
15               Premium Payment and Allocation of Premiums
16               Premium Payment and Allocation of Premiums; Percent of Premium
                 Charge; Charges and Deductions
17               Surrender of the Policy
18               The Separate Account
19               Reports and Records
20               Not Applicable
21               Loans
22               Not applicable
23               Safekeeping of the Account's Assets
24               General Provisions
25               Lincoln Life
26               Not Applicable
27               Lincoln Life
28               Executive Officers and Directors of Lincoln National Life
                 Insurance Co.
29               Lincoln Life
30               Not applicable
31               Not applicable
32               Not applicable
33               Not applicable


N-8B-2 ITEM      CAPTION IN PROSPECTUS
-----------      ---------------------
34               Not applicable
35               Distribution of the Policy
36               Not Required
37               Not Applicable
38               Distribution of the Policy
39               Distribution of the Policy
40               Not Applicable
41               Lincoln Life; Distribution of the Policy
42               Not Applicable
43               Not Applicable
44               Not Applicable
45               Not Applicable
46               Not Applicable
47               The Separate Account
48               Not Applicable
49               Not Applicable
50               The Separate Account
51               Lincoln Life; Premium Payment and Allocation of Premiums;
                 Surrender of the Policy; Withdrawals; Proceeds; Policy Lapse
                 and Reinstatement; Charges and Deductions
52               Addition, Deletion and Substitution of Investments
53               Federal Tax Matters
54               Not Applicable
55               Not Applicable
56               Not Required
57               Not Required
58               Not Required
59               Not Required

VUL III

LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Ind. 46801
(800) 348-0851

                                   Account G

The flexible premium variable life insurance policy (policy) offered by Lincoln National Life Insurance Co. (Lincoln Life) and described in this prospectus is designed to provide life insurance protection. A policy may be issued only to persons age 80 or younger and only for an initial specified amount of $200,000 or more. Subject to the payment of a minimum premium for the first two policy years, an owner may, subject to certain restrictions, vary the frequency and amount of premium payments. The level of life insurance benefits payable under the policy may also be increased or decreased subject to certain restrictions.

An owner may choose to allocate amounts either to the General Account of Lin-coln Life (General Account) or to Lincoln National Flexible Premium Variable Life Account G (Separate Account). Amounts allocated to the Separate Account may be invested in any of the following funds:

 . Lincoln National Growth and Income Fund, Inc.
 . Lincoln National Special Opportunities Fund, Inc.
 . American Variable Insurance Series:

 --Global Growth Fund
 --Growth Fund

 --International Fund
 --Growth-Income Fund
 --Asset Allocation Fund
 --High-Yield Bond Fund
 --Bond Fund
 --U.S. Government/AAA-Rated Securities Fund
 --Cash Management Fund

The amount of the death benefit may, and the policy value will, reflect the in-vestment experience of the chosen subaccounts of the Separate Account and in-terest credited to the policy by the General Account, as well as the frequency and amount of premiums, and the charges assessed in connection with the policy. As long as the policy remains in force, the death benefit will not be less than the current specified amount of the policy. The policy will remain in force so long as net cash surrender value is sufficient to pay the monthly deductions imposed in connection with the policy. The owner bears the entire investment risk for all amounts allocated to the Separate Account; no minimum policy value or net cash surrender value is guaranteed.

The purchase and ownership of the policy involves various charges which are ex-plained under the heading "Charges and deductions" on page 7.

It may not be advantageous to purchase a policy:

(1) as a replacement for another type of life insurance; or,
(2) to obtain additional insurance protection if the purchaser already owns an-other flexible premium variable life insurance policy.

This prospectus is valid only if accompanied or preceded by prospectuses for the Lincoln National Growth and Income Fund, Inc., the Lincoln National Special Opportunities Fund, Inc., and the American Variable Insurance Series.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE REGULATORY AGENCY, NOR HAS THE COMMISSION, OR ANY STATE REGULATORY AGENCY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference.

The date of this prospectus is April 30, 1997.

                                   Account G
TABLE OF CONTENTS

                                                             Page
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SUMMARY OF THE POLICY                                          1
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LINCOLN LIFE, THE GENERAL ACCOUNT, AND THE SEPARATE ACCOUNT
Lincoln Life                                                   3
The General Account                                            3
The Separate Account                                           4
The investment advisors                                        4
Addition, deletion or substitution of investments              4
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THE POLICY
Requirements for issuance of a policy                          5
Units and unit values                                          5
Premium payment and allocation of premiums                     5
Dollar cost averaging program                                  7
Effective date                                                 7
Right to examine policy                                        7
Policy termination                                             7
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CHARGES AND DEDUCTIONS
Percent of premium charge                                      7
Contingent deferred sales charge                               7
Contingent deferred administrative charge                      8
Surrender charge                                               8
Monthly deductions                                             8
Cost of insurance charges                                      8
Monthly administrative charge                                  9
Fund charges and expenses                                      9
Mortality and expense risk charge                              9
Other charges                                                  9
Reduction of charges                                          10
Term conversion credits                                       10
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POLICY BENEFITS
Death benefit and death benefit types                         10
Death benefit guarantee                                       11
Policy changes                                                11
Policy value                                                  12
Transfer between subaccounts                                  13
Transfer to and from the General Account                      13
Loans                                                         13
Withdrawals                                                   13
Policy lapse and reinstatement                                14
Surrender of the policy                                       14
Proceeds and payment options                                  14

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                                                                     Page
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GENERAL PROVISIONS
The contract                                                          15
Suicide                                                               15
Representations and contestability                                    15
Incorrect age or sex                                                  15
Change of owner or beneficiary                                        15
Assignment                                                            16
Reports and records                                                   16
Projection of benefits and values                                     16
Postponement of payments                                              16
Riders                                                                16
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DISTRIBUTION OF THE POLICY                                            17
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FEDERAL TAX MATTERS
Tax status of the policy                                              18
Tax treatment of policy benefits                                      19
Taxation of the Separate Account                                      20
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VOTING RIGHTS                                                         20
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STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT             21
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SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                          21
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LEGAL PROCEEDINGS                                                     21
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EXPERTS                                                               21
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ADDITIONAL INFORMATION                                                21
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APPENDIX A: Table of base minimum premiums                            22
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APPENDIX B:Table of surrender charges                                 24
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APPENDIX C: Executive Officers & Directors of Lincoln National Life
            Insurance Co.                                             26
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APPENDIX D:Illustrations of policy values                             31
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APPENDIX E: Definitions for Separate Account G                        40
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FINANCIAL STATEMENTS                                                  44

                                   Account G
SUMMARY OF THE POLICY

The following summary is intended to give you a brief explanation of the most important features of your policy. The summary is not comprehensive and is en-tirely qualified by more specific information contained elsewhere in this pro-spectus. For the definition of terms used in this prospectus, see Appendix E. Throughout this prospectus, in order to make the following documents more un-derstandable, we have italicized the special terms.

WHAT TYPE OF POLICY AM I PURCHASING?
Your policy is a flexible premium variable life insurance policy whose primary purpose is to provide life insurance protection on the insured. As long as your policy remains in force, the policy will provide for: (1) the payment of a death benefit to a beneficiary upon the insured's death; (2) policy loan privi-leges, withdrawal rights, and surrender privileges; and (3) the payment of the net cash surrender value to the owner, if living, on the maturity date.

HOW DOES THE LIFE INSURANCE PROTECTION WORK?

The policy provides for the payment of benefits upon the death of the insured. The policy contains two types of death benefit coverage. If you choose Type 1, the death benefit is the greater of the specified amount of the policy or a specified percentage of policy value. If you choose Type 2, the death benefit is the greater of the specified amount of the policy plus the policy value or a specified percentage of policy value. So long as your policy remains in force, the minimum death benefit payable under either option will be the current spec-ified amount, reduced by any outstanding loan and any due and unpaid charges, and increased by any unearned loan interest. (See Death benefit and death bene-fit types, page 10.)

You also have significant flexibility to adjust the death benefit prior to the maturity date by increasing or decreasing the specified amount of the policy. Any increase in the specified amount will require additional evidence of insur-ability satisfactory to us and will result in additional charges.

HOW ARE THE PREMIUMS FLEXIBLE?

You have considerable flexibility concerning the amount and frequency of pre-mium payments. During the first two policy years, your policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the pol-icy is greater than zero. In order to place your policy in force, you must pay at least the first two death benefit guarantee monthly premiums. In addition, you will be asked to determine a planned periodic premium schedule, although you will not be required to adhere to that premium schedule. Instead, after the first two policy years, you may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Premium payments and alloca-tion of premiums, page 5.)

WHAT MAKES MY POLICY VARIABLE?
Your policy is described as variable because the death benefit and the policy value can vary with the investment performance of amounts you have allocated to the subaccounts you have selected. While you bear the entire investment risk on such amounts, you also enjoy the opportunity to obtain market rates of return on those amounts.

WHAT FUNDS ARE AVAILABLE TO SELECT?

You have the option to allocate amounts to our General Account and to one or more subaccounts of the Separate Account. Amounts allocated to the General Ac-count earn a current declared interest rate, subject to the minimum guaranteed rate shown on the Policy Schedule. Currently three funds are available for in-vestment by the subaccounts: the Lincoln National Growth and Income Fund, Inc., the Lincoln National Special Opportunities Fund, Inc., and American Variable Insurance Series, which consists of nine funds. Each of the funds has its own investment objective:

The Lincoln National Growth and Income Fund, Inc.--The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

The Lincoln National Special Opportunities Fund, Inc.--The investment objective is maximum capital appreciation. The fund primarily invests in mid-size compa-nies whose stock have significant growth potential. Current income is a second-ary consideration.

The Global Growth Fund seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world. [PLEASE NOTE: AS OF THE DATE OF THIS PROSPECTUS, THE GLOBAL GROWTH FUND IS NOT YET AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR INVESTMENT DEALER FOR CURRENT INFORMATION ABOUT THE GLOBAL GROWTH FUND'S AVAIL-ABILITY.]

The Growth Fund seeks growth of capital by investing primarily in common stocks or other securities with common stock characteristics, such as convertible pre-ferred stocks which demonstrate the potential for appreciation and/or divi-dends.

The International Fund seeks long term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

The Growth-Income Fund seeks growth of capital and income by investing primar-ily in common stocks or other

                                   Account G
securities which demonstrate the potential for appreciation and/or dividends.

The Asset Allocation Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a di-versified portfolio that can include common stocks and other equity-type secu-rities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

The High-Yield Bond Fund seeks high current income and secondarily seeks capi-tal appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE IN-VESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. FOR FURTHER INFORMATION ON THE RISKS ASSOCIATED WITH SUCH SECURITIES, PLEASE REFER TO THE PROSPECTUS FOR THE AMERICAN VARIABLE INSURANCE SERIES, WHICH MUST ACCOMPANY OR PRECEDE THIS PRO-SPECTUS AND WHICH SHOULD BE READ CAREFULLY.

The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securi-ties.

The U.S. Government/AAA-Rated Securities Fund seeks a high level of current in-come consistent with prudent investment risk and preservation of capital by in-vesting primarily in a combination of securities guaranteed by the United States Government and other debt securities rated AAA or Aaa.

The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

HOW ARE PREMIUMS PROCESSED?
You determine in the application what portions of net premiums are to be allo-cated to the General Account or the various subaccounts of the Separate Ac-count. Prior to the record date, net premiums are automatically allocated to the General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested in the General Account and the subaccounts of the Separate Account in accord with your instructions in the ap-plication. You may change future allocations of net premiums at any time with-out charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

WHEN DOES MY POLICY TERMINATE?

Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to failure to pay required premiums or due to insufficient net cash surrender value, payment of the death benefit, or ma-turity. During the free look period, you may return the policy for a refund of all premiums paid. Anytime after the free look period and before the second policy anniversary, you may surrender the policy and receive its net cash sur-render value plus any excess sales load. (See Charges and deductions, page 7.) After the second policy anniversary, you may surrender the policy and receive its net cash surrender value.

DO I HAVE ACCESS TO THE POLICY VALUES?
You may access the net cash surrender value through loans or withdrawals. You may borrow the net cash surrender value at any time. In addition, subject to some restrictions and charges, you may withdraw portions of the net cash sur-render value after the first policy year. Loans and withdrawals decrease both the death benefit and future policy values and may have federal income tax con-sequences.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

Sales charges will be deducted from your policy in two forms (a percent of pre-mium charge and a contingent deferred sales charge) as compensation for distri-bution expenses we incur in the sales process. These distribution expenses in-clude sales commissions, the cost of printing the prospectus and sales litera-ture, and any advertising costs.

PERCENT OF PREMIUM CHARGE. A sales charge of 5.95% is currently deducted from each premium you pay.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the des-ignated specified amount. During the second policy year, the CDSC is approxi-mately equal to 30% of the base minimum premium required for the first two pol-icy years for the designated specified amount. Upon actual surrender in the first two years of the policy, the actual CDSC is subject to certain maximum limits. See Charges and deductions, page 7. During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table on the following page.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium re-quired for the first two policy years for the designated specified amount. Dur-ing the third and subsequent policy years, the CDAC

                                   Account G
will equal the second year CDAC times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount and applies during the 16 years following such increase. If a requested increase in specified amount occurs, additional premium will be required if the current net cash surrender value is not suffi-cient to cover the CDAC associated with the increase.

During policy year                                    Percent of CDSC and CDAC
(or after an increase)                                to be deducted
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 3                                                    100%
 4                                                    100%
 5                                                    100%
 6                                                     95%
 7                                                     90%
 8                                                     85%
 9                                                     80%
10                                                     70%
11                                                     60%
12                                                     50%
13                                                     40%
14                                                     30%
15                                                     20%
16                                                     10%

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges is collectively referred to as the surrender charge. See Surrender charge, on page 8.

OTHER CHARGES AND DEDUCTIONS. The policy value will be reduced by certain monthly deductions equal to the sum of a monthly cost of insurance charge (in-cluding the cost of any optional insurance benefits) and a monthly charge equal to $6.00 per month. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged. A withdrawal charge of $10 is deducted from each withdrawal.

A daily charge of .0021917% (which is equivalent to an annual rate of .80%) of the average daily net assets of the Separate Account is currently imposed for Lincoln Life's assumption of certain mortality and expense risks. This charge is guaranteed not to exceed .90%.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the company reserves the right to make deductions from the policy to pay those tax-es.

In addition, because the Separate Account purchases shares of the funds in-volved, the value of the net assets of these subaccounts of the Separate Ac-count will reflect the fees of the investment advisor and other miscellaneous expenses incurred by those funds.

It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from
 .36% to .75%. See page 9 for more detailed information.

HOW ARE MY POLICY BENEFITS TAXED?

The taxation of life insurance death benefits and distributions is complex and is discussed in detail under Federal tax matters, on pages 18-20. You should note in particular that the taxation of loans, withdrawals and surrenders of a life insurance policy that becomes a Modified Endowment Contract is generally less favorable than distributions from a life insurance policy that is not a Modified Endowment Contract. Your policy will be a Modified Endowment Contract if the premiums you pay exceed certain limits referred to as the 7-pay Limita-tion.

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE

Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering indi-vidual life insurance policies and annuity contracts, and ranks among the larg-est United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp., a publicly held insur-ance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through subsidiaries, Lincoln National Corp. engages primarily in the issuance of health-life insurance and annuities, property-casualty insurance, and other financial services.

THE GENERAL ACCOUNT
The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allocated to any of its Separate Accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Ac-count have not been registered under the Securities Act of 1933, and the Gen-eral Account has not been registered as an investment company under the Invest-ment Company Act of 1940.

                                   Account G

THE SEPARATE ACCOUNT

Lincoln National Flexible Premium Variable Life Account G (Separate Account) was established by Lincoln Life as a separate account on May 25, 1988. Although the assets of the Separate Account are the property of Lincoln Life, the laws of Indiana under which the Separate Account was established provide that the assets in the Separate Account attributable to the policies are not chargeable with liabilities arising out of any other business which Lincoln Life may con-duct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies supported by it. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Separate Account has been registered as an investment company under the In-vestment Company Act of 1940 and meets the definition of "separate account" un-der Federal Securities laws. Registration with the Securities and Exchange Com-mission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into eleven subaccounts. Each subaccount in-vests exclusively in shares of one of the following funds: the Lincoln National Growth and Income Fund, Inc., the Lincoln National Special Opportunities Fund, Inc., or American Variable Insurance Series. American Variable Insurance Series has nine funds available for investment by the subaccounts: the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the As-set Allocation Fund, the High-Yield Bond Fund, the Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Lincoln Life may conduct. The funds are also invested in by variable annuity contract hold-ers. For an explanation of the risk involved with such mixed and/or shared funding, see the prospectuses for the underlying funds.

There is no assurance that any of the available funds will achieve its stated objective. For a complete description of the funds, please refer to the pro-spectuses for the funds which must accompany or precede this prospectus and which should be read carefully.

THE INVESTMENT ADVISORS

Lincoln Investment Management Inc. (Lincoln Investment) is the investment advi-sor for the Lincoln National Growth and Income Fund, Inc. and the Lincoln Na-tional Special Opportunities Fund, Inc. Lincoln Investment is a wholly owned subsidiary of Lincoln National Corp. Lincoln Investment has entered into a sub-advisory agreement with Vantage Global Advisors, Inc., under which the sub-ad-visor may perform some or substantially all of the advisory services required by these two funds. No additional compensation from the assets of these funds will be assessed as a result of the sub-advisory agreement. Lincoln Investment is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802, and is registered with the Securities and Exchange Commission as an investment advis-er.

Capital Research and Management Co., an investment management organization founded in 1931, is the investment advisor to American Variable Insurance Se-ries and other mutual funds, including those in The American Funds Group. Capi-tal Research and Management Co. is located at 333 South Hope Street, Los Ange-les, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92621. It is also registered with the Securities and Exchange Commission as an investment adviser.

ADDITION, DELETION, OR
SUBSTITUTION OF INVESTMENTS
Lincoln Life does not have control over the funds and therefore cannot guaran-tee that any particular funds will be available for investment by the subaccounts. Lincoln Life reserves the right, subject to compliance with appli-cable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life reserves the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Ac-count without notice and prior approval of the Securities and Exchange Commis-sion, to the extent required by the Investment Company Act of 1940 or other ap-plicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objec-tive. New subaccounts may be estab-

                                   Account G
lished when, at the sole discretion of Lincoln Life, marketing needs or invest-ment conditions warrant, and any new subaccounts may be made available to ex-isting policyowners on a basis to be determined by Lincoln Life. Lincoln Life may also eliminate one or more subaccounts if, in its sole discretion, market-ing, tax, or investment conditions warrant.

In the event of any such substitution or change, Lincoln Life may by appropri-ate endorsement make such changes in the policy as may be necessary or appro-priate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to Lincoln Life, 1300 South Clinton Street, Fort Wayne, Ind. 46802. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to Lincoln Life. Acceptance is subject to Lincoln Life's underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supple-mental application. Approval of the additional insurance will be subject to ev-idence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valua-tion date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), the amount purchases units in that subaccount; the number of units purchased is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insur-ance charges or monthly administrative charges), units are redeemed from that subaccount; the number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value al-located to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valua-tion day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, an owner has considerable flexibility in deter-mining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guaran-tee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death benefit guarantee, page 11), but continued pay-ment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and sub-standard extra charges. A table of base minimum premiums per $1,000 of speci-fied amount is in Appendix A, pages 22-23.

The owner may designate in the application one of several ways to pay the death benefit guarantee monthly premium. The owner may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alter-natively, the owner may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at the Home Office of Lincoln Life.

                                   Account G

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. The owner is not required to pay premiums in accord with this schedule. Furthermore, the owner has flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the re-quired death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death benefit guarantee, page
11), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement, page 14.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Internal Revenue Code 1986, as amended (the Code), an owner may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations es-tablished for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by is-sue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will only accept that por-tion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt and no further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract. A policy will become a Modified Endowment Contract if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. Lincoln Life will monitor premiums paid into each policy af-ter the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a Modified Endowment Contract. If the owner has given Lincoln Life instructions that the policy should not be al-lowed to become a Modified Endowment Contract, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the pol-icy, and any further excess will be refunded to the owner within 7 days of re-ceipt. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the Mod-ified Endowment Contract status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of pre-mium charge (see Percent of premium charge, page 7).

ALLOCATION OF NET PREMIUMS.
In the application for a
policy, the owner can allo-
cate net premiums or por-
tions thereof to the Gen-
eral Account and the vari-
ous subaccounts of the Sep-
arate Account. Notwith-
standing the allocation in
the application, all net
premiums received prior to
the record date will ini-
tially be allocated to the
General Account. Net premi-
ums received prior to the
record date will be cred-
ited to the policy on the
later of the policy date or
the date the premium is re-
ceived. The record date is
the date the policy is re-
corded on the books of Lin-
coln Life as an in-force
policy, and may coincide
with the policy date. Ordi-
narily, the policy will be
recorded as in-force within
three business days after
the later of the date we
receive the last outstand-
ing requirement or the date
of underwriting approval.
Net premiums will continue
to be allocated to the Gen-
eral Account until the rec-
ord date. When the assets
of the Separate Account are
next valued following the
record date, the value of
the policy's assets in the
General Account will auto-
matically be transferred to
the General Account and the
subaccounts of the Separate
Account in accord with the
owner's percentage alloca-
tion in the application. No
charge will be imposed for
this initial transfer. Net
premiums paid after the
record date will be cred-
ited to the policy on the
date they are received and
will be allocated in accord
with the owner's instruc-
tions in the application.
The minimum percentage of
each premium that may be
allocated to the General
Account or to any
subaccount of the Separate
Account is 10%; percentages
must be in whole numbers.
The allocation of future
net premiums may be changed
without charge at any time
by providing written noti-
fication on a form suitable
to Lincoln Life, unless the
owner has made previous ar-
rangements with Lincoln
Life to allow the alloca-
tion of future net premiums
to be changed upon tele-
phone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. Own-ers should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning re-quirements.

                                   Account G

DOLLAR COST AVERAGING PROGRAM

The owner may wish to make uniform monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging (DCA) program. Under the program, the owner designates the total amount of policy value ($5,000 minimum)to be transferred from the General Account to the chosen subaccounts in accord with the most recent pre-mium allocation. The transfers continue until the end of the DCA period or un-til the policy value in the General Account has been exhausted, whichever oc-curs sooner. DCA may also be terminated upon written request by the owner.

The theory of DCA is that transfers of uniform dollar amounts purchase a greater number of subaccount units when unit values are relatively low than are purchased when unit values are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to Lincoln Life.

EFFECTIVE DATE
For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial pre-mium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life.

For any increase, the effective date will be the first monthly anniversary day on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY

The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the notice of with-drawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either Lincoln Life at its Home Office or to the registered agent who sold it.

POLICY TERMINATION
All coverage under the policy will terminate when any one of the following oc-curs: 1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision, 2) the policy is surrendered, 3) the insured dies, or 4) the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

 1. providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

 2. administering the policy;

 3. assuming certain risks in connection with the policy;

 4. incurring expenses in distributing the policy.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A sales charge of 5.95% is deducted from each pre-mium paid.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge (CDSC) which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum pre-mium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A, pages 22-23) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit

                                   Account G
guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC dur-ing the second policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge (CDAC) which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDAC is approximately equal to 30% of the re-quired base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A, pages 22-
23) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC dur-ing the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

During policy year                                    Percent of CDSC and CDAC
(or after an increase)                                to be deducted
------------------------------------------------------------------------------
 3                                                    100%
 4                                                    100%
 5                                                    100%
 6                                                     95%
 7                                                     90%
 8                                                     85%
 9                                                     80%
10                                                     70%
11                                                     60%
12                                                     50%
13                                                     40%
14                                                     30%
15                                                     20%
16                                                     10%

When the owner requests an increase in the specified amount, no additional pre-mium is required provided that the current net cash surrender value is suffi-cient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Ap-pendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, ad-ditional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appen-dix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an in-crease, the values in Appendix B are multiplied by one-half and by the percent-age given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day fol-lowing, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts. The monthly deductions may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy val-ue. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts. The cost of insurance charges may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, Lincoln Life will deter-mine the monthly cost of insurance for the following month as equal to:

 a. the death benefit on the monthly anniversary day; divided by

 b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

                                   Account G

 c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

 d. 1,000; the result multiplied by

 e. the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age, and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Mortality Table age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table age last birthday, for attained ages sixteen and over, depending on the smoking status of the insured. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a standard rate class or rate classes in-volving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also di-vided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than sim-ilarly situated insureds who are standard smoker or standard nonsmoker respec-tively.

MONTHLY ADMINISTRATIVE CHARGE. A monthly administrative charge of $6 is de-ducted from the policy value each month the policy is in force to compensate Lincoln Life for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. Lincoln Life does not an-ticipate any profits from this charge. This charge is guaranteed not to in-crease during the life of the policy.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset manage-ment charge. The charge has the effect of reducing the investment results cred-ited to the subaccounts.

Because the Separate Account purchases shares of the funds involved, the value of the net assets of the subaccounts of the Separate Account will reflect not only the fees of the investment advisor, but also other miscellaneous expenses incurred by those funds.

The asset management charges, miscellaneous expenses and total expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as follows:

                                     ASSET
                                     MGT.    MISC.
FUND                                 CHARGE* EXPENSES* TOTAL*
-------------------------------------------------------------
LINCOLN NATIONAL FUNDS:
Growth and Income                     .33%     .03%     .36%
Special Opportunities                 .40%     .04%     .44%
AMERICAN VARIABLE INSURANCE SERIES:
Global Growth**                       .69%     .06%     .75%
Growth                                .42%     .02%     .44%
International                         .61%     .08%     .69%
Growth-Income                         .39%     .02%     .41%
Asset Allocation                      .47%     .02%     .49%
High-Yield Bond                       .50%     .03%     .53%
Bond                                  .51%     .01%     .52%
U.S. Gov't/AAA-Rated                  .51%     .02%     .53%
Cash Management                       .45%     .02%     .47%

*Expressed as an annual percentage of each fund's average daily net assets.

**New fund, with no prior fiscal year exeprience.

See the funds' prospectuses for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results cred-ited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net as-sets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits will be payable. The expense risk assumed is that expenses incurred in issuing and ad-ministering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn

                                   Account G
amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be trans-ferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

Lincoln Life also reserves the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might re-sult from a change in the current tax laws. Current tax laws do not charge in-come taxes on the policy value.

REDUCTION OF CHARGES
The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circum-stances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs re-sulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

TERM CONVERSION CREDITS
Lincoln Life currently has a term conversion program which gives premium cred-its to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term in-surance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to Lin-coln Life. All conversion credits are deposited in the policy without the per-cent of premium charge. The amount of the term conversion credits and the re-quirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy lapse and reinstatement, page 14), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options, page 14.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement, page 14.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The policy provides two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes, page 11.)

TYPE 1. The death benefit is the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the in-sured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic cov-erage. As a result, policy values under a Type 1 basic coverage tend to in-crease faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

                                   Account G

* The specified percentages are shown in the table below:

Attained     Specified        Attained       Specified        Attained       Specified
age          percentage       age            percentage       age            percentage
---------------------------------------------------------------------------------------
40 OR
YOUNGER      250%             59             134%              91            104%
41           243              60             130               92            103
42           236              61             128               93            102
43           229              62             126               94            101
44           222              63             124               95 OR         100
45           215              64             122               OLDER
46           209              65             120
47           203              66             119
48           197              67             118
49           191              68             117
50           185              69             116
51           178              70             115
52           171              71             113
53           164              72             111
54           157              73             109
55           150              74             107
56           146              75             105
57           142              THROUGH
58           138              90

EXAMPLES. For both examples, assume that the insured is under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the pol-icy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a re-sult, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment per-formance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE
Lincoln Life expects payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situ-ations, however, the combination of poor net investment results and monthly de-ductions could result in the net cash surrender value being reduced to zero. In such situations, Lincoln Life will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium require-ment continues to be met. Lincoln Life makes no charge for this additional ben-efit.

POLICY CHANGES
CHANGE IN TYPE OF DEATH BENEFIT. The owner may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to Lincoln Life. The change will be effective on the first monthly anniversary day on or next following the day Lincoln Life receives the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the insured's specified amount after such change will be equal to the

                                   Account G
insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, the owner may request to increase or decrease the specified amount at any time. The request for such a change must be from the owner and in writing on a form suit-able to Lincoln Life. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by Lincoln Life. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases suc-cessively, and finally against insurance provided under the original applica-tion. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental ap-plication. Such increase will be subject to evidence of insurability satisfac-tory to Lincoln Life and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for in-crease is approved.

POLICY VALUE
The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deduc-tions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

 a. The monthly administrative charge;

 b. The cost of insurance for the first month;

 c. Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

 d. Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 i. The monthly administrative charge;

 j. The cost of insurance for the following month;

 k. Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

 d. Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, page 7.

GROSS INVESTMENT RESULTS. The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same pe-riod.

NET INVESTMENT RESULTS. The net investment results are the gross investment re-sults of a fund minus the asset management charges and any miscellaneous fund expenses, and minus the mortality and expense risk charge.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regu-lations.

                                   Account G

TRANSFER BETWEEN SUBACCOUNTS
Any time after the record date, the owner may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writ-ing on a form suitable to Lincoln Life; transfers may be made by telephone re-quest only if the owner has previously authorized telephone transfers in writ-ing on a form suitable to Lincoln Life. Lincoln Life will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at the Home Office at Lincoln Life. A transfer charge of $10 is made for each transfer and is de-ducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred be-tween subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT
Any time after the record date, the owner may also request to transfer amounts from the Separate Account to the General Account. However, transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; how-ever, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

LOANS

At any time while the pol-
icy is in force the owner
may make written request
for a loan against the pol-
icy. A written loan agree-
ment will be executed be-
tween the owner and Lincoln
Life. The policy will be
the sole security for the
loan, and the policy must
be assigned to Lincoln Life
as part of the loan agree-
ment. Ordinarily, the loan
will be processed within
seven days from the date
the request for a loan is
received at the Home Office
of Lincoln Life. Payments
may be postponed under cer-
tain circumstances. (See
Postponement of payments,
page 16.)

A loan taken from, or secured by, a policy may have federal income tax conse-quences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters, pages 18-20.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known ad-dress of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Pol-icy lapse and reinstatement, page 14.)

LOAN INTEREST. Interest on any loan will be payable annually in advance at an annual rate of 6.0%, which is 6.38% effective annual rate of interest. Any in-terest not paid when due will be added to the loan amount and will bear inter-est at the same policy loan rate.

DEDUCTION OF LOAN AND LOAN INTEREST. Ordinarily the amount of any loan or un-paid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an an-nual rate of 4.95%. The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets trans-ferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may in-crease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. They may be allocated by some other method if the owner requests it, and if such method is acceptable to Lincoln Life. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS
Any time after the first policy year, and during the lifetime of the insured, a cash withdrawal may be made from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that Lincoln Life has the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the

                                   Account G

withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the bal-ance is paid to the owner. The owner should be aware that withdrawals may re-sult in the owner incurring a tax liability. (See Federal tax matters, pages 18-20.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to Lincoln Life.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is re-quired to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduc-tion in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types, page 10.) In such cases, where the death benefit is reduced by an amount greater than the with-drawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to Lincoln Life.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at the Home Office of Lincoln Life. Pay-ment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments, page 16.)

POLICY LAPSE AND REINSTATEMENT

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial with-drawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, in-cluding the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee, page 11) lapse will occur when the policy value less surrender charges and less outstanding loans is insuffi-cient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash sur-render value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date Lincoln Life sends a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies dur-ing the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

A lapsed policy may be reinstated at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to Lincoln Life and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for rein-statement is approved.

SURRENDER OF THE POLICY

The owner may surrender the policy at any time during the lifetime of the in-sured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to Lincoln Life. The request will be effective the date the request is received in the Home Office of Lin-coln Life, or at a later date if so requested by the owner. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at the Home Office of Lincoln Life. The surrender of the policy may have tax consequence.

PROCEEDS AND PAYMENT OPTIONS
PROCEEDS. The amount payable under the policy on the maturity date, on the sur-render of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one

                                   Account G
sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest cred-ited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from Lincoln Life at the time payment is to be made. Under certain conditions, payment op-tions will only be available with the consent of Lincoln Life. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, ap-proval by Lincoln Life is needed before any proceeds can be applied to a pay-ment option.

The owner may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provi-sion.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by Lincoln Life on the option date. Additional in-terest as determined by Lincoln Life may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supple-mental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on Lincoln Life only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assis-tant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in the profit or surplus earnings of Lincoln Life.

SUICIDE
If the insured commits suicide, while sane or insane, within two years from the policy date, the total liability of Lincoln Life under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the rein-statement, minus any policy loan, plus any loan interest, minus any prior with-drawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY
All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these state-ments are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX
If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY
The owner of the policy is the owner identified in the application, or a suc-cessor. All rights of the owner belong

                                   Account G
to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all owner-ship rights and privileges to a new owner. The request must be in writing on a form suitable to Lincoln Life. The change will be effective the day that the request is received in the Home Office of Lincoln Life. Lincoln Life will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will re-ceive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to Lincoln Life. Lincoln Life reserves the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. Fur-thermore, if no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT
Any assignment of the policy will not be binding on Lincoln Life unless it is in writing on a form suitable to Lincoln Life and is received at the Home Of-fice. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS
Lincoln Life will maintain all records relating to the Separate Account. Lin-coln Life will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surren-der value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, Lincoln Life will provide to policyowners semiannually, or other-wise as may be required by regulations under the Investment Company Act of 1940, a report containing information about the operations of the funds.

Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting serv-ices to the Separate Account.

PROJECTION OF BENEFITS AND VALUES
At the owner's request, Lincoln Life will provide a report to the owner which shows projected future results. The request must be in writing on a form suit-able to Lincoln Life. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or Lincoln Life. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS
Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Ex-change Commission; (ii) the Commission by order permits postponement for the protection of owners; or (iii) an emergency exists, as determined by the Com-mission, as a result of which disposal of securities is not reasonably practi-cal or it is not reasonably practical to determine the value of the Separate Account's net assets. Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the own-er's bank.

RIDERS
The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary In-sured may be added as an Other Insured on the base plan. Likewise, other indi-viduals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is de-ducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maxi-

                                   Account G
mum of $20,000 per any one family. The cost of insurance for this rider is de-ducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to pur-chase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adop-tion of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of in-surance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary In-sured, and/or those covered under the Term Rider for Covered Insured. The Acci-dental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. it waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total dis-ability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through
64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of in-surance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or max-imum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are nec-essary. The cost of insurance for this rider is deducted monthly from the pol-icy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurabil-ity rider that gives the owner the right to purchase an additional policy with-out evidence of insurability upon the death of the designated person (the op-tion life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurabil-ity rider that gives the owner the right to purchase an additional policy with-out evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the own-er's anticipated retirement date or some other date after which additional in-surance may be needed. Available to issue ages 20 through 70. The cost of in-surance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider is available to issue ages 0 through 80 and gives the owner the right to receive a portion of the death ben-efit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all ad-vanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. There is no cost of insurance for this rid-er, but an administrative expense charge is payable upon application for bene-fits.

DISTRIBUTION OF THE POLICY

Lincoln Life intends to offer the policy in all jurisdictions where it is li-censed to do business. Lincoln Life, the principal underwriter for the poli-cies, is registered with the Securities and Exchange Commission under the Secu-rities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representa-tives. These representatives ordinarily receive commissions and service fees up to 60% of the first year required premium (the

                                   Account G

death benefit guarantee monthly premium times 12), plus up to 3% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. The local agency receives additional compensation on the first year required premium and all additional premiums, plus a small per-centage of accumulated policy values. In some situations, the local agency may elect to share its commission with the registered representative. Selling rep-resentatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's re-sources, which include sales charges made under this policy.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not pur-port either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon Lincoln Life's understand-ing of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpre-tation by the Internal Revenue Service. Federal tax laws may change without no-tice and as a result the taxable consequences to the insured, policyowner, or beneficiary may be altered.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the Code) in-cludes a definition of a life insurance contract for federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the Treasury) is autho-rized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been issued. In addi-tion, section 7702 of the Code was amended by imposing certain modified re-quirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of the policies with section 7702. Guidance as to how these modified requirements are to be ap-plied is extremely limited. If a policy was determined not to be a life insur-ance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a policy (other than a policy in respect of a smoker) issued on the basis of a standard rate class or a rate class involving a lower mortality risk (i.e., preferred basis), while there is some uncertainty due to the lack of regulations and the limited guidance on the modified section 7702 require-ments, Lincoln Life none theless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy issued on a substandard basis (i.e., a rate class involving higher than stan-dard mortality risk), a policy in respect of a smoker issued on a standard rate class or a rate class with a lower mortality risk, or a policy which has a last survivor of multiple insureds or first to die of multiple insureds feature, there is even less guidance in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. It if is subsequently de-termined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any premiums refunded as required by law). For these reasons, Lin-coln Life reserves the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regula-tion or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds in which it invests, intends to comply with the diversification requirements pre-scribed in Treasury Regulations, which affect how each fund's assets may be in-vested. Lincoln Life does not have control over the American Variable Insurance Series or its investments. Nonetheless, Lincoln Life believes that the funds will be operated in compliance with the requirements prescribed by the Trea-sury.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provided, the policy may need to be modified to comply with such guidance. It is not clear what this additional guidance will provide nor whether it will be applied on a prospective basis only. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may re-quire the company to impose limitations on a contract owner's right

                                   Account G
to control the investment. It is not known whether any such guidelines would have a retroactive effect.

The following discussion assumes that the policy will qualify as a life insur-ance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

1. IN GENERAL. Lincoln Life believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.

A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a partial withdrawal, a lapse with outstanding indebtedness, exchange of a poli-cy, or a surrender may have tax consequences depending upon the circumstances. In addition, federal estate and generation skipping transfer, and state and lo-cal estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a Modified Endow-ment Contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. In addition, if a policy is "materi-ally changed," it may be treated as a Modified Endowment Contract depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a Modified Endowment Contract are extremely complex. Moreover, due to the policy's flexibility, classifica-tion of a policy as a Modified Endowment Contract will depend upon the circum-stances of each policy. Accordingly, a prospective owner should contact a com-petent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a Modified Endowment Contract. In addition, an owner should contact a competent tax advisor before paying any additional premium or making any other change to, including an exchange of, a policy to determine whether such premium payment or change would cause the policy to be treated as a Modified Endowment Contract.

Lincoln Life will monitor premiums paid into each policy after the date of this Prospectus to determine when a premium payment will exceed the 7-pay limitation and cause the policy to become a Modified Endowment Contract. In simplified terms, the 7-pay limitation is satisfied only if the accumulated premiums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the Modified Endow-ment Contract status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Pol-icies classified as Modified Endowment Contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the policy (de-scribed below) at such time. Second, loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any dis-tribution from, or loan taken from or secured by, such a policy that is in-cluded in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary. Fourth, the cost of insurance for certain riders which are not "qualified additional benefits" such as the Convalescent Care Rider may be treated as distributions from such a policy and taxed accordingly.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not classified as a Modified Endowment Con-tract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule oc-curs in the case of a decrease in the specified amount, a change in death bene-fits from Type 2 to Type 1, or any other change that reduces benefits under the policy in the first 15-years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

                                   Account G

Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebted-ness of the owner.

Upon a complete surrender or lapse of a policy that is not a Modified Endowment Contract, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for Federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, additional rules apply which may reduce or eliminate any interest deduction. The owner should consult a competent tax advisor concerning the rules and limitations.

6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from the gross in-come of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is ex-cluded from gross income, will be disregarded), plus, (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lin-coln Life (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in gross income under section 72 (e) of the Code.

8. TAXATION OF CONVALESCENT CARE BENEFIT RIDER AND ACCELERATED BENEFIT ELECTION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Bene-fit Election Rider generally will be excludable from the recipient's income. It is unclear whether Convalescent Care Benefit Riders issued prior to January 1, 1997, constitute qualified long-term care insurance contracts under the Code. If a rider is qualified, long-term care benefits generally will be excludable from income. (Benefits received may be includable in income, however, if other long-term care insurance contracts or riders cover the insured.) If a rider is not qualified, benefits may be includable in income. In addition, Convalescent Care Benefit Riders issued after December 31, 1996, do not constitute qualified long-term care insurance contracts under the Code. Thus, benefits received from such riders may be includable in income.

TAXATION OF THE SEPARATE ACCOUNT

Lincoln Life does not initially expect to incur any income tax upon the earn-ings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Ac-count for federal income taxes which may be attributable to the Separate Ac-count. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the policy.

VOTING RIGHTS

To the extent required by law, Lincoln Life will vote shares of the funds held in the Separate Account at regular and special shareholder meetings of the funds in accordance with instructions received from persons having voting in-terests in the Separate Account. If, however, the Investment Company Act of l940 or any regulation thereunder should be amended or if the present interpre-tation thereof should change, and as a result Lincoln Life determines that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Frac-tional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the various series for determining shareholders eligible to vote at the meetings of the funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds. Lincoln Life will vote shares of each fund as to which no timely instructions are received in proportion to the vot-ing instructions which are received with respect to all policies participating in that fund. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. Lincoln Life may, when required by state in-surance regulatory authorities, disregard voting instructions if the instruc-tions require that the shares be voted so as to cause a change in the sub-clas-sification or investment objective of any of the series of a fund or to approve or disapprove an

                                   Account G
investment advisory contract for a fund. In addition, Lincoln Life itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund if Lincoln Life rea-sonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory au-thorities or Lincoln Life determined that the change would have an adverse ef-fect on its General Account in that the proposed investment policy for any fund may result in overly speculative or unsound investments. In the event Lincoln Life does disregard voting instructions, a summary of that action and the rea-sons for such action will be included in the next semiannual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indi-ana, is subject to regulation by the Insurance Department of the State of Indi-ana. An annual statement is filed with the Indiana Department of Insurance (De-partment) on or before March 1st of each year covering the operations and re-porting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and re-serves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Depart-ment at least once every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers directors and employees of Lincoln Life. The bond, which was issued by Fidelity and Deposit Co. of Maryland covers up to $25,000,000.

The funds do not issue certificates. Thus, Lincoln Life holds the Separate Ac-count's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the busi-ness, to which Lincoln Life or the Separate Account are party or to which any of their property is subject.

EXPERTS

The financial statements of the Separate Account and the financial statements and schedules of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Denis G. Schwartz, FSA, as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Com-mission, under the Securities Act of 1933, as amended, with respect to the pol-icy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further informa-tion concerning the Separate Account, Lincoln Life and the policy offered here-by. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                   Appendix A
APPENDIX A


Base minimum premiums                   Prf = Preferred nonsmoker
                                        NS
Per $1,000 of specified amount*         Std = Standard nonsmoker
                                        NS
                                        Prf = Preferred smoker
                                        SM

Male (or unisex), age on policy date
                                        Std = Standard smoker
                                        SM

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      3.62      **       **
---------------------------------------------------------------------------------
  1             2.12                       41    8.33     8.81    11.82    12.18
  2             2.12                       42    8.80     9.28    12.88    13.24
  3             2.12                       43    9.17     9.77    13.81    14.29
  4             2.12                       44    9.69    10.29    15.17    15.53
  5             2.12                       45   10.12    10.84    16.46    16.94
---------------------------------------------------------------------------------
  6             2.12                       46   10.59    11.43    17.58    18.18
  7             2.12                       47   11.34    12.18    18.69    19.41
  8             2.13                       48   11.98    13.06    20.10    20.82
  9             2.21                       49   12.86    13.94    21.52    22.24
 10             2.31                       50   13.80    15.00    22.98    23.82
---------------------------------------------------------------------------------
 11             2.41                       51   14.92    16.24    24.75    25.59
 12             2.65                       52   16.03    17.47    26.57    27.53
 13             3.00                       53   17.27    18.71    28.74    29.82
 14             3.18                       54   18.73    20.29    31.04    32.12
 15             3.35                       55   20.26    22.06    33.39    34.59
---------------------------------------------------------------------------------
 16    3.59     3.71     4.29     4.41     56   21.90    23.82    35.66    36.98
 17    3.94     4.06     4.64     4.76     57   23.72    25.76    36.62    38.06
 18    4.12     4.24     4.82     4.94     58   25.72    27.88    37.59    39.15
 19    4.12     4.24     4.82     4.94     59   27.78    30.18    38.68    40.36
 20    4.12     4.24     5.00     5.12     60   30.13    32.65    39.90    41.70
---------------------------------------------------------------------------------
 21    4.12     4.24     5.05     5.29     61   32.83    35.47    41.25    43.17
 22    4.12     4.24     5.05     5.29     62   34.55    37.43    42.79    44.83
 23    4.12     4.24     5.23     5.47     63   35.58    38.70    44.46    46.74
 24    4.12     4.24     5.41     5.65     64   36.80    40.04    46.01    48.65
 25    4.12     4.24     5.41     5.65     65   38.03    41.51    47.93    50.57
---------------------------------------------------------------------------------
 26    4.17     4.29     5.41     5.65     66   39.32    43.04    49.73    52.61
 27    4.36     4.48     5.41     5.65     67   40.80    44.64    51.53    54.65
 28    4.57     4.69     5.41     5.65     68   42.34    46.42    53.46    56.82
 29    4.78     4.90     5.60     5.84     69   44.08    48.40    55.58    59.18
 30    5.01     5.13     5.94     6.18     70   46.07    50.51    57.83    61.67
---------------------------------------------------------------------------------
 31    5.26     5.38     6.18     6.42     71   48.06    52.74    60.20    64.28
 32    5.52     5.64     6.50     6.74     72   50.55    55.23    62.77    67.09
 33    5.80     5.92     6.84     7.08     73   53.11    58.03    65.66    70.22
 34    6.09     6.21     7.20     7.44     74   56.43    61.35    68.93    73.85
 35    6.40     6.52     7.58     7.82     75   60.02    65.18    72.89    77.81
---------------------------------------------------------------------------------
 36    6.73     6.85     7.99     8.23     76   63.97    69.13    77.15    81.83
 37    7.08     7.20     8.42     8.66     77   68.06    73.22    81.16    85.72
 38    7.21     7.57     9.11     9.35     78   72.51    77.55    85.35    89.55
 39    7.60     7.96     9.88    10.24     79   77.69    82.37    89.73    93.57
 40    8.02     8.38    10.76    11.12     80   83.61    87.93    94.48    97.84
---------------------------------------------------------------------------------

 * To determine the death benefit guarantee monthly premium, multiply the spec-ified amount divided by 1000 times the number shown for the age and classifi-cation of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

** This classification is not available below the age of 16.

                                   Appendix A
APPENDIX A CONTINUED

Base minimum premiums                   Prf NS= Preferred Nonsmoker
Per $1,000 of specified amount*         Std NS= Standard Nonsmoker
                                        Prf SM= Preferred Smoker
Female, age on policy date              Std SM = Standard Smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      2.98      **
---------------------------------------------------------------------------------
  1             1.76                       41    7.06     7.42     9.29     9.53
  2             1.76                       42    7.43     7.79     9.88    10.24
  3             1.76                       43    7.70     8.18    10.58    10.94
  4             1.76                       44    7.99     8.59    11.64    12.00
  5             1.76                       45    8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
  6             1.76                       46    8.76     9.48    13.46    13.94
  7             1.76                       47    9.24     9.96    14.34    14.82
  8             1.76                       48    9.63    10.47    15.28    15.88
  9             1.83                       49   10.06    11.02    16.52    17.12
 10             1.90                       50   10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
 11             1.98                       51   11.57    12.53    19.04    19.76
 12             2.12                       52   12.33    13.41    20.46    21.18
 13             2.15                       53   13.21    14.29    21.75    22.59
 14             2.24                       54   14.15    15.35    23.16    24.00
 15             2.33                       55   14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
 16    2.30     2.42     2.76     2.88     56   15.62    16.94    25.69    26.65
 17    2.40     2.52     2.88     3.00     57   16.38    17.82    26.92    27.88
 18    2.51     2.63     2.06     3.18     58   17.15    18.71    28.04    29.12
 19    2.62     2.74     3.13     3.25     59   18.03    19.59    29.27    30.35
 20    2.73     2.85     3.28     3.40     60   19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
 21    2.85     2.97     3.43     3.55     61   20.73    22.41    33.21    34.41
 22    2.98     3.10     3.58     3.70     62   22.73    24.53    35.60    36.92
 23    3.12     3.24     3.74     3.86     63   25.08    27.00    36.75    38.19
 24    3.25     3.37     3.92     4.04     64   27.61    29.65    37.97    39.53
 25    3.41     3.53     4.10     4.22     65   30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
 26    3.56     3.68     4.29     4.41     66   32.72    35.12    40.35    42.15
 27    3.73     3.85     4.49     4.61     67   34.52    37.04    41.38    43.42
 28    3.90     4.02     4.71     4.83     68   35.42    38.06    42.54    44.70
 29    4.09     4.21     4.93     5.05     69   36.64    39.28    43.82    46.10
 30    4.28     4.40     5.17     5.29     70   37.86    40.74    45.43    47.83
---------------------------------------------------------------------------------
 31    4.37     4.61     5.42     5.54     71   39.59    42.47    47.29    49.93
 32    4.59     4.83     5.69     5.81     72   41.39    44.51    49.48    52.36
 33    4.82     5.06     5.97     6.09     73   43.63    46.87    51.98    55.10
 34    5.06     5.30     6.27     6.39     74   46.38    49.74    54.99    58.35
 35    5.32     5.56     6.58     6.70     75   49.58    53.18    58.70    62.18
---------------------------------------------------------------------------------
 36    5.59     5.83     6.79     7.03     76   53.16    56.88    62.66    66.14
 37    5.76     6.12     7.14     7.38     77   57.06    60.78    66.73    70.09
 38    6.06     6.42     7.50     7.74     78   61.33    65.05    71.06    74.30
 39    6.38     6.74     7.88     8.12     79   66.30    69.90    75.89    78.89
 40    6.71     7.07     8.58     8.82     80   71.98    75.58    81.17    83.93
---------------------------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the speci-fied amount divided by 1000 times the number shown for the age and classifica-tion of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

** This classification is not available below the age of 16.

                                   Appendix B
APPENDIX B

Surrender charges                       Prf NS = Preferred nonsmoker
                                        Std NS = Standard nonsmoker
Per $1,000 of specified amount          Prf SM = Preferred smoker

Male (or unisex), age on policy date*
                                        Std SM = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      3.20      **       **
---------------------------------------------------------------------------------
  1             2.54                       41    9.98    10.56    14.18    14.60
  2             2.54                       42   10.54    11.12    15.44    15.88
  3             2.54                       43   11.00    11.72    16.56    17.14
  4             2.54                       44   11.62    12.34    18.20    18.62
  5             2.54                       45   12.14    13.00    19.74    20.32
---------------------------------------------------------------------------------
  6             2.54                       46   12.70    13.72    21.08    21.80
  7             2.54                       47   13.60    14.60    22.42    23.28
  8             2.54                       48   14.36    15.66    24.12    24.98
  9             2.64                       49   15.42    16.72    25.82    26.68
 10             2.76                       50   16.56    18.00    27.58    28.58
---------------------------------------------------------------------------------
 11             2.88                       51   17.90    19.48    29.68    30.70
 12             3.16                       52   19.22    20.96    31.88    33.02
 13             3.60                       53   20.72    22.44    34.48    35.78
 14             3.80                       54   22.48    24.34    37.24    38.54
 15             4.02                       55   24.30    26.46    40.06    41.50
---------------------------------------------------------------------------------
 16    4.30     4.44     5.14     5.28     56   26.28    28.58    42.78    44.00
 17    4.72     4.86     5.56     5.70     57   28.46    30.90    43.94    44.00
 18    4.94     5.08     5.78     5.92     58   30.86    33.46    44.00    44.00
 19    4.94     5.08     5.78     5.92     59   33.32    36.20    44.00    44.00
 20    4.94     5.08     5.98     6.14     60   36.14    39.16    44.00    44.00
---------------------------------------------------------------------------------
 21    4.94     5.08     6.06     6.34     61   39.38    42.56    44.00    44.00
 22    4.94     5.08     6.06     6.34     62   41.44    44.00    44.00    44.00
 23    4.94     5.08     6.26     6.56     63   42.70    44.00    44.00    44.00
 24    4.94     5.08     6.48     6.76     64   44.00    44.00    44.00    44.00
 25    4.94     5.08     6.48     6.76     65   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 26    5.00     5.14     6.48     6.76     66   44.00    44.00    44.00    44.00
 27    5.22     5.38     6.48     6.76     67   44.00    44.00    44.00    44.00
 28    5.48     5.62     6.48     6.76     68   44.00    44.00    44.00    44.00
 29    5.74     5.88     6.70     7.00     69   44.00    44.00    44.00    44.00
 30    6.00     6.16     7.12     7.40     70   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 31    6.30     6.44     7.40     7.70     71   44.00    44.00    44.00    44.00
 32    6.62     6.76     7.78     8.08     72   44.00    44.00    44.00    44.00
 33    6.96     7.10     8.20     8.48     73   44.00    44.00    44.00    44.00
 34    7.30     7.44     8.64     8.92     74   44.00    44.00    44.00    44.00
 35    7.68     7.82     9.08     9.38     75   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 36    8.06     8.22     9.58     9.86     76   44.00    44.00    44.00    44.00
 37    8.50     8.64    10.10    10.38     77   44.00    44.00    44.00    44.00
 38    8.64     9.08    10.92    11.22     78   44.00    44.00    44.00    44.00
 39    9.12     9.54    11.84    12.28     79   44.00    44.00    44.00    44.00
 40    9.62    10.04    12.90    13.34     80   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year af-ter the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the correspond-ing surrender charge listed above.
**  This classification is not available below the age of 16.

                                   Appendix B
APPENDIX B CONTINUED

Surrender charges                       Prf NS= Preferred Nonsmoker
                                        Std NS= Standard Nonsmoker
Per $1,000 of specified amount          Prf SM= Preferred Smoker

Female, age on policy date*             Std SM = Standard Smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      2.64      **       **
---------------------------------------------------------------------------------
  1             2.10                       41    8.46     8.90    11.14    11.42
  2             2.10                       42    8.90     9.34    11.84    12.28
  3             2.10                       43    9.22     9.80    12.68    13.12
  4             2.10                       44    9.58    10.30    13.96    14.40
  5             2.10                       45   10.10    10.82    15.24    15.66
---------------------------------------------------------------------------------
  6             2.10                       46   10.50    11.36    16.14    16.72
  7             2.10                       47   11.08    11.94    17.20    17.78
  8             2.10                       48   11.56    12.56    18.34    19.06
  9             2.18                       49   12.06    13.22    19.82    20.54
 10             2.28                       50   12.82    13.96    21.30    22.02
---------------------------------------------------------------------------------
 11             2.38                       51   13.88    15.02    22.84    23.70
 12             2.54                       52   14.80    16.08    24.54    25.40
 13             2.56                       53   15.84    17.14    26.08    27.10
 14             2.68                       54   16.98    18.42    27.78    28.80
 15             2.78                       55   17.90    19.48    29.48    30.48
---------------------------------------------------------------------------------
 16    2.76     2.90     3.30     3.44     56   18.74    20.32    30.82    31.96
 17    2.88     3.02     3.44     3.60     57   19.66    21.38    32.30    33.46
 18    3.00     3.14     3.66     3.80     58   20.56    22.44    33.64    34.94
 19    3.14     3.28     3.76     3.90     59   21.62    23.50    35.12    36.42
 20    3.28     3.42     3.92     4.06     60   23.10    24.98    37.24    38.54
---------------------------------------------------------------------------------
 21    3.42     3.56     4.10     4.24     61   24.88    26.88    39.84    41.28
 22    3.56     3.72     4.28     4.44     62   27.26    29.42    42.70    44.00
 23    3.74     3.88     4.48     4.62     63   30.08    32.40    44.00    44.00
 24    3.90     4.04     4.70     4.84     64   33.12    35.56    44.00    44.00
 25    4.08     4.22     4.90     5.06     65   36.22    38.96    44.00    44.00
---------------------------------------------------------------------------------
 26    4.26     4.42     5.14     5.28     66   39.26    42.14    44.00    44.00
 27    4.46     4.62     5.38     5.52     67   41.42    44.00    44.00    44.00
 28    4.68     4.82     5.64     5.78     68   42.50    44.00    44.00    44.00
 29    4.90     5.04     5.92     6.06     69   43.96    44.00    44.00    44.00
 30    5.14     5.28     6.20     6.34     70   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 31    5.24     5.52     6.50     6.64     71   44.00    44.00    44.00    44.00
 32    5.50     5.78     6.82     6.96     72   44.00    44.00    44.00    44.00
 33    5.78     6.06     7.16     7.30     73   44.00    44.00    44.00    44.00
 34    6.06     6.36     7.52     7.66     74   44.00    44.00    44.00    44.00
 35    6.38     6.66     7.90     8.04     75   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 36    6.70     7.00     8.14     8.42     76   44.00    44.00    44.00    44.00
 37    6.90     7.34     8.56     8.84     77   44.00    44.00    44.00    44.00
 38    7.26     7.70     9.00     9.28     78   44.00    44.00    44.00    44.00
 39    7.64     8.08     9.46     9.74     79   44.00    44.00    44.00    44.00
 40    8.04     8.48    10.30    10.58     80   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year af-ter the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the correspond-ing surrender charge listed above.
** This classification is not available below the age of 16.

                                   Appendix C
APPENDIX C

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 NANCY J. ALFORD               Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 TIMOTHY J. ALFORD             Senior Vice President (formerly Vice President
 Senior Vice President         and Second Vice President), Lincoln National
 One Reinsurance Place         Life Insurance Co.
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 NEAL E. ARNOLD                Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 CARL L. BAKER                 Vice President and Deputy General Counsel
 Vice President and            (formerly Associate General Counsel); Lincoln
 Deputy General Counsel        National Life Insurance Co.
-------------------------------------------------------------------------------
 ROLAND C. BAKER               President, First Penn-Pacific Life Insurance Co.
 Vice President                Formerly: Chairman and CEO, Baker, Ralish,
 1801 S. Meyers Road           Shipley & Politzer, Inc.
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 DAVID N. BECKER               Vice President, Lincoln National Life Insurance
 Vice President,               Co.
 Appointed Actuary and
 Valuation Actuary
-------------------------------------------------------------------------------
 JOANN E. BECKER               Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Investment Management, Inc;
 200 East Berry Street         Formerly: President, The Richard Leahy Corp. and
 Fort Wayne, Ind. 46802        President, LNC Equity Sales Corp.
-------------------------------------------------------------------------------
 JOHN M. BEHRENDT              Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Financial Group, Inc. Formerly:
                               President, LNC Equity Sales Corp.
-------------------------------------------------------------------------------
 JON A. BOSCIA                 President and Chief Executive Officer (formerly
 President, Director and       Chief Operating Officer). Lincoln National Life
 Chief Executive Officer       Insurance Co. Formerly: President; Executive
                               Vice President, Lincoln Investment Management
                               Inc.
-------------------------------------------------------------------------------
 CAROLYN P. BRODY              Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 STEVEN R. BRODY               Senior Vice President (formerly Executive Vice
 Vice President                President), Lincoln Investment Management Inc.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 PRISCILLA S. BROWN            Vice President, Lincoln National Life Insurance
 Vice President                Co. (formerly President, LNC Equity Sales Corp.:
                               Vice President, Lincoln Investment Management
                               Inc.)
-------------------------------------------------------------------------------
 HAROLD B. CARSTENSEN, JR.     Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 DONALD C. CHAMBERS, M.D.      Senior Vice President and Chief Medical Director
 Senior Vice President and     (formerly Vice President and
 Chief Medical Director        Chief Medical Director), Lincoln National Life
 One Reinsurance Place         Insurance Co.
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 THOMAS L. CLAGG               Vice President and Associate General Counsel,
 Vice President and            Lincoln National Life Insurance Co.
 Associate General Counsel
-------------------------------------------------------------------------------
 KENNETH J. CLARK              Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 KELLY D. CLEVENGER            Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------
 MARTHA O. D'AMBROSIO          Vice President and General Auditor, Lincoln
 Vice President and            National Corp. and Lincoln National Life
 General Auditor               Insurance Co. Formerly: Senior Manager, KPMG
                               Peat Marwick.
-------------------------------------------------------------------------------
 JEFFREY K. DELLINGER          Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR W. DETORE, M.D.        Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co. Formerly:
                               Vice President, Lincoln National Risk
                               Management, Inc.
-------------------------------------------------------------------------------
 C. LAWRENCE EDRIS             Vice President (formerly Senior Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 THOMAS W. FITCH               Senior Vice President (formerly Vice President),
 Senior Vice President         First Penn-Pacific Life Insurance Co. and
 1801 S. Meyers Road           Lincoln National Life Insurance Co.
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 ELIZABETH A. FREDERICK        Vice President (formerly Second Vice President)
 Vice President and            and Associate General Counsel, Lincoln National
 Associate General Counsel     Life Insurance Co.
-------------------------------------------------------------------------------
 LUCY D. GASE                  Vice President and Assistant Secretary (formerly
 Vice President and            Second Vice President; Assistant Vice
 Assistant Secretary           President), Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 MELANIE T. HALL               Vice President (formerly Second Vice President;
 Vice President                Assistant Vice President), Lincoln National Life
                               Insurance Co.
-------------------------------------------------------------------------------
 PHILLIP A. HARTMAN            Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Financial Group, Inc.
-------------------------------------------------------------------------------
 J. MICHAEL HEMP               Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co. and President, LNC Equity Sales
                               Corporation. Formerly: Regional Chief Executive
                               Officer, Lincoln Dallas RMO.
-------------------------------------------------------------------------------
 MATTHEW P. HENDERSON          Vice President, Lincoln National Life Insurance
 Vice President                Co. (formerly Vice President), Lincoln National
                               Corp.
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 DAVID A. HOPPER               Senior Vice President (formerly Vice President),
 Senior Vice President         Lincoln National Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 JACK D. HUNTER                Executive Vice President and General Counsel,
 Executive Vice President,     Lincoln National Corp. and The Lincoln National
 General Counsel and Director  Life Insurance Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DONALD E. KELLER              Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 LAWRENCE T. KISSKO            Vice President (formerly Senior Vice President),
 Vice President                Lincoln Investment Management Inc.
-------------------------------------------------------------------------------
 MICHAEL C. LA FRENAIS         Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Assistant Vice President, Aurora
                               Life Assurance Co.
-------------------------------------------------------------------------------
 STEPHEN H. LEWIS              Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co. Formerly: President, First Penn-
                               Pacific Life Insurance Co.
-------------------------------------------------------------------------------
 H. THOMAS MCMEEKIN            President (formerly Executive Vice President,
 Director                      Senior Vice President), Lincoln Investment
 200 East Berry Street         Management Inc.; Executive Vice President
 Fort Wayne, Ind. 46802        (formerly Senior Vice President), Lincoln
                               National Corp.
-------------------------------------------------------------------------------
 REED P. MILLER                Vice President (formerly Senior Vice President),
 Vice President                Lincoln National Life Insurance Co. Formerly:
                               Senior Vice President; Vice President, Lincoln
                               National Corp.
-------------------------------------------------------------------------------
 OLIVER H. G. NICHOLS          Vice President, Lincoln Investment Management
 Vice President                Inc. Formerly Vice President, Aetna Life &
 200 East Berry Street         Casualty Co.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DAVID M. ONGMAN               Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Consultant, Computer Horizons
                               Group; Vice President, The Associated Group;
                               Consulting Center Manager, James Martin & Co.
-------------------------------------------------------------------------------
 ARTHUR L. PAGE                Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------
 RAYMOND L. PROSSER            Vice President and Associate General Counsel,
 Vice President and            Lincoln National Life Insurance Co. (formerly
 Associate General Counsel     Second Vice President and Director of Claims),
 One Reinsurance Place         Lincoln National Life Insurance Co.; Associate
 1700 Magnavox Way             General Counsel, Lincoln National Corp. and
 Fort Wayne, Ind. 46804        Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 STEPHEN E. RAHN               Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 IAN M. ROLLAND                Chairman and Chief Executive Officer, Lincoln
 Director                      National Corp. (formerly Chairman and Chief
 200 East Berry Street         Executive Officer, President), Lincoln National
 Fort Wayne, Ind. 46802        Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR S. ROSS                Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Financial Group Inc. Formerly:
                               Director of PR, Guthrie Group; President and
                               COO, Quorum Comm.
-------------------------------------------------------------------------------
 LAWRENCE T. ROWLAND           Executive Vice President (formerly Senior Vice
 Executive Vice President      President and Vice President), Lincoln National
 and Director                  Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 KEITH J. RYAN                 Vice President, Chief Financial Officer and
 Vice President, Chief         Assistant Treasurer (formerly Controller,
 Financial Officer and         Business Controls Director), Lincoln National
 Assistant Treasurer           Life Insurance Co.
-------------------------------------------------------------------------------
 CASEY J. TRUMBLE              Vice President, Lincoln National Corp. Formerly:
 Vice President                tax partner, KPMG Peat Marwick.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 WILLIAM K. TYLER              Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co.
 and Assistant Treasurer
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 RICHARD C. VAUGHAN            Executive Vice President, (formerly Senior Vice
 Director                      President) and Chief Financial Officer, Lincoln
 200 East Berry Street         National Corp.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 MICHAEL R. WALKER             Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Vice President, Employers Health
                               Insurance Co; Vice President/HR, Baker Hughes,
                               Inc.
-------------------------------------------------------------------------------
 ROY V. WASHINGTON             Vice President, (formerly, Associate Counsel)
 Vice President                Lincoln National Life Insurance Co. Formerly:
                               Director of Compliance, Lincoln National
                               Investment, Inc.; Compliance Consultant, Lincoln
                               National Corp.
-------------------------------------------------------------------------------
 JANET C. WHITNEY              Vice President and Treasurer, Lincoln National
 Vice President and            Life Insurance Co. (formerly Vice President and
 Treasurer                     General Auditor), Lincoln National Corp. and
 200 East Berry Street         Lincoln National Life Insurance Co.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 C. SUZANNE WOMACK             Secretary and Assistant Vice President, Lincoln
 Secretary and                 National Corp. and Lincoln National Life
 Assistant Vice President      Insurance Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 O. DOUGLAS WORTHINGTON        Vice President, Controller and Assistant
 Vice President, Controller    Treasurer, Lincoln National Life Insurance Co.
 and Assistant Treasurer       (formerly Vice President), Lincoln Investment
                               Management Inc.
-------------------------------------------------------------------------------
 MICHAEL L. WRIGHT             Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co. Formerly: Executive Vice President
                               & COO; The Associated Group.
-------------------------------------------------------------------------------
 KATHERINE K. WYSS             Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

* The principal business address of each person listed, unless otherwise indi-cated, is 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Ind. 46801.

                                   Appendix D
APPENDIX D

Illustrations of policy values

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90%, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross investment result is indicated. The gross investment results used in the illustrations are then reduced by the asset management charge (current average .49%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of expenses.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,325 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $ 1,391     $100,000 $100,000 $100,000  $   994  $ 1,060  $  1,127  $   603  $   669  $    736
 2        2,852      100,000  100,000  100,000    1,965    2,159     2,362    1,183    1,377     1,580
 3        4,386      100,000  100,000  100,000    2,925    3,311     3,729    2,143    2,529     2,947
 4        5,996      100,000  100,000  100,000    3,851    4,494     5,219    3,069    3,712     4,437
 5        7,688      100,000  100,000  100,000    4,756    5,724     6,858    3,974    4,942     6,076
-------------------------------------------------------------------------------------------------------
 6        9,463      100,000  100,000  100,000    5,640    7,001     8,662    4,897    6,258     7,919
 7       11,328      100,000  100,000  100,000    6,491    8,317    10,637    5,788    7,613     9,933
 8       13,285      100,000  100,000  100,000    7,323    9,687    12,815    6,659    9,022    12,150
 9       15,341      100,000  100,000  100,000    8,125   11,101    15,206    7,499   10,476    14,581
10       17,499      100,000  100,000  100,000    8,896   12,564    17,837    8,349   12,017    17,289
-------------------------------------------------------------------------------------------------------
15       30,021      100,000  100,000  100,000   12,266   20,649    35,579   12,110   20,493    35,422
20       46,003      100,000  100,000  101,827   14,754   30,253    64,858   14,754   30,253    64,858
25       66,400      100,000  100,000  151,550   16,028   41,657   113,097   16,028   41,657   113,097
30       92,433      100,000  100,000  233,689   15,526   55,339   191,548   15,526   55,339   191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 35

Standard nonsmoker

$100,000 specified amount

$1,325 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  1,391    $100,000 $100,000 $100,000  $   988  $ 1,054  $  1,120  $   597  $   663  $    729
  2        2,852     100,000  100,000  100,000    1,955    2,149     2,350    1,173    1,367     1,568
  3        4,386     100,000  100,000  100,000    2,899    3,283     3,698    2,117    2,501     2,916
  4        5,996     100,000  100,000  100,000    3,818    4,458     5,177    3,036    3,676     4,395
  5        7,688     100,000  100,000  100,000    4,714    5,674     6,799    3,932    4,892     6,017
-------------------------------------------------------------------------------------------------------
  6        9,463     100,000  100,000  100,000    5,583    6,933     8,578    4,840    6,190     7,835
  7       11,328     100,000  100,000  100,000    6,425    8,234    10,530    5,721    7,531     9,826
  8       13,285     100,000  100,000  100,000    7,240    9,580    12,673    6,575    8,916    12,008
  9       15,341     100,000  100,000  100,000    8,026   10,972    15,027    7,401   10,346    14,401
 10       17,499     100,000  100,000  100,000    8,783   12,410    17,614    8,236   11,862    17,067
-------------------------------------------------------------------------------------------------------
 15       30,021     100,000  100,000  100,000   12,072   20,327    35,003   11,915   20,171    34,847
 20       46,003     100,000  100,000  100,000   14,295   29,507    63,427   14,295   29,507    63,427
 25       66,400     100,000  100,000  147,258   14,846   39,923   109,894   14,846   39,923   109,894
 30       92,433     100,000  100,000  225,188   12,671   51,631   184,580   12,671   51,631   184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be dif-ferent from those shown if the actual gross annual investment returns averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses esti-mated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 35
Standard smoker
$100,000 specified amount
$1,705 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
                    gross annual                gross annual                gross annual
        Premiums    investment return of        investment return of        investment return of
        accumulated
End of  at 5%       -----------------------------------------------------------------------------------
policy  interest    0% gross
year    per year             6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  1,790    $100,000 $100,000 $100,000  $ 1,277  $ 1,362  $  1,448  $   808  $   893  $    979
 2         3,670     100,000  100,000  100,000    2,517    2,767     3,027    1,579    1,829     2,089
 3         5,644     100,000  100,000  100,000    3,722    4,217     4,753    2,784    3,279     3,815
 4         7,716     100,000  100,000  100,000    4,902    5,726     6,655    3,964    4,788     5,717
 5         9,892     100,000  100,000  100,000    6,037    7,276     8,728    5,099    6,338     7,790
-------------------------------------------------------------------------------------------------------
 6        12,177     100,000  100,000  100,000    7,140    8,880    11,005    6,249    7,989    10,114
 7        14,576     100,000  100,000  100,000    8,199   10,531    13,498    7,354    9,687    12,654
 8        17,095     100,000  100,000  100,000    9,216   12,233    16,232    8,418   11,435    15,435
 9        19,740     100,000  100,000  100,000   10,192   13,989    19,236    9,441   13,239    18,486
10        22,518     100,000  100,000  100,000   11,128   15,804    22,542   10,471   15,147    21,886
-------------------------------------------------------------------------------------------------------
15        38,631     100,000  100,000  100,000   15,124   25,795    44,916   14,936   25,608    44,729
20        59,196     100,000  100,000  128,581   17,900   37,697    81,899   17,900   37,697    81,899
25        85,443     100,000  100,000  189,968   18,951   52,003   141,767   18,951   52,003   141,767
30       118,942     100,000  100,000  290,940   17,502   69,785   238,475   17,502   69,785   238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 35
Standard smoker
$100,000 specified amount
$1,705 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
                    gross annual                gross annual                gross annual
        Premiums    investment return of        investment return of        investment return of
        accumulated
End of  at 5%       -----------------------------------------------------------------------------------
policy  interest    0% gross
year    per year             6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  1,790    $100,000 $100,000 $100,000  $ 1,244  $ 1,329  $  1,413  $   775  $   860  $    944
  2        3,670     100,000  100,000  100,000    2,455    2,701     2,957    1,517    1,763     2,019
  3        5,644     100,000  100,000  100,000    3,629    4,115     4,641    2,691    3,177     3,703
  4        7,716     100,000  100,000  100,000    4,763    5,570     6,480    3,825    4,632     5,542
  5        9,892     100,000  100,000  100,000    5,855    7,066     8,486    4,917    6,128     7,548
-------------------------------------------------------------------------------------------------------
  6       12,177     100,000  100,000  100,000    6,902    8,601    10,674    6,011    7,710     9,783
  7       14,576     100,000  100,000  100,000    7,903   10,175    13,064    7,058    9,331    12,220
  8       17,095     100,000  100,000  100,000    8,854   11,788    15,675    8,056   10,991    14,878
  9       19,740     100,000  100,000  100,000    9,753   13,439    18,532    9,003   12,689    17,781
 10       22,518     100,000  100,000  100,000   10,598   15,128    21,658    9,941   14,472    21,002
-------------------------------------------------------------------------------------------------------
 15       38,631     100,000  100,000  100,000   13,949   24,188    42,599   13,761   24,000    42,411
 20       59,196     100,000  100,000  120,653   15,415   34,239    76,849   15,415   34,239    76,849
 25       85,443     100,000  100,000  176,239   13,993   45,212   131,522   13,993   45,212   131,522
 30      118,942     100,000  100,000  266,276    7,998   57,417   218,259    7,998   57,417   218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 55
Standard nonsmoker
$100,000 specified amount

$3,348 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  3,515    $100,000 $100,000 $100,000  $ 2,343  $  2,506 $  2,669  $ 1,020  $  1,183 $  1,346
  2        7,207     100,000  100,000  100,000    4,616     5,088    5,580    1,970     2,442    2,934
  3       11,082     100,000  100,000  100,000    6,822     7,754    8,765    4,176     5,108    6,119
  4       15,152     100,000  100,000  100,000    8,952    10,500   12,249    6,306     7,854    9,603
  5       19,425     100,000  100,000  100,000   11,010    13,335   16,070    8,364    10,689   13,424
-------------------------------------------------------------------------------------------------------
  6       23,911     100,000  100,000  100,000   12,989    16,259   20,264   10,476    13,745   17,750
  7       28,622     100,000  100,000  100,000   14,893    19,280   24,882   12,512    16,899   22,501
  8       33,569     100,000  100,000  100,000   16,705    22,391   29,964   14,456    20,142   27,715
  9       38,763     100,000  100,000  100,000   18,420    25,596   35,570   16,303    23,479   33,453
 10       44,216     100,000  100,000  100,000   20,041    28,907   41,775   18,189    27,054   39,923
-------------------------------------------------------------------------------------------------------
 15       75,857     100,000  100,000  100,000   26,598    47,402   85,313   26,069    46,872   84,784
 20      116,240     100,000  100,000  170,635   29,964    70,695  159,472   29,964    70,695  159,472
 25      167,780     100,000  108,030  295,213   27,675   102,886  281,155   27,675   102,886  281,155
 30      233,559     100,000  151,477  500,906   14,829   144,264  477,053   14,829   144,264  477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be dif-ferent from those shown if the actual gross annual investment returns averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard nonsmoker
$100,000 specified amount

$3,348 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
                    gross annual                gross annual                gross annual
        Premiums    investment return of        investment return of        investment return of
        accumulated
End of  at 5%       -----------------------------------------------------------------------------------
policy  interest    0% gross                    0% gross                    0% gross
year    per year             6% gross 12% gross          6% gross 12% gross          6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  3,515    $100,000 $100,000 $100,000  $ 2,242  $ 2,402  $  2,561  $   919  $ 1,079  $  1,238
  2        7,207     100,000  100,000  100,000    4,392    4,851     5,329    1,746    2,205     2,683
  3       11,082     100,000  100,000  100,000    6,448    7,349     8,326    3,802    4,703     5,680
  4       15,152     100,000  100,000  100,000    8,406    9,895    11,577    5,760    7,249     8,931
  5       19,425     100,000  100,000  100,000   10,259   12,485    15,105    7,613    9,839    12,459
-------------------------------------------------------------------------------------------------------
  6       23,911     100,000  100,000  100,000   12,000   15,118    18,941    9,486   12,604    16,427
  7       28,622     100,000  100,000  100,000   13,622   17,789    23,120   11,241   15,408    20,738
  8       33,569     100,000  100,000  100,000   15,112   20,492    27,679   12,863   18,243    25,430
  9       38,763     100,000  100,000  100,000   16,456   23,222    32,666   14,339   21,105    30,549
 10       44,216     100,000  100,000  100,000   17,643   25,974    38,138   15,790   24,122    36,286
-------------------------------------------------------------------------------------------------------
 15       75,857     100,000  100,000  100,000   20,790   40,106    76,022   20,260   39,577    75,493
 20      116,240     100,000  100,000  152,221   16,739   54,847   142,263   16,739   54,847   142,263
 25      167,780           0  100,000  262,633        0   71,223   250,127        0   71,223   250,127
 30      233,559           0  100,000  440,786        0   96,190   419,796        0   96,190   419,796

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,358 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  4,576    $100,000 $100,000 $100,000  $ 2,897  $  3,104 $  3,311  $   822  $  1,029 $  1,236
 2         9,381     100,000  100,000  100,000    5,699     6,296    6,919    1,549     2,146    2,769
 3        14,426     100,000  100,000  100,000    8,401     9,576   10,853    4,251     5,426    6,703
 4        19,723     100,000  100,000  100,000   11,018    12,968   15,174    6,868     8,818   11,024
 5        25,285     100,000  100,000  100,000   13,547    16,476   19,927    9,397    12,326   15,777
-------------------------------------------------------------------------------------------------------
 6        31,125     100,000  100,000  100,000   15,982    20,103   25,165   12,039    16,160   21,222
 7        37,257     100,000  100,000  100,000   18,319    23,858   30,953   14,584    20,123   27,218
 8        43,696     100,000  100,000  100,000   20,554    27,750   37,369   17,026    24,222   33,842
 9        50,456     100,000  100,000  100,000   22,675    31,783   44,497   19,355    28,463   41,177
10        57,555     100,000  100,000  100,000   24,679    35,972   52,448   21,774    33,067   49,543
-------------------------------------------------------------------------------------------------------
15        98,741     100,000  100,000  126,854   33,050    60,240  109,357   32,220    59,410  108,527
20       151,306     100,000  100,344  218,117   38,413    93,779  203,848   38,413    93,779  203,848
25       218,394     100,000  145,768  377,011   39,120   138,827  359,058   39,120   138,827  359,058
30       304,018     100,000  203,250  639,097   32,659   193,571  608,664   32,659   193,571  608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,358 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross  annual               gross  annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  4,576    $100,000 $100,000 $100,000  $ 2,451  $  2,645 $  2,838  $   376  $    570 $    763
  2        9,381     100,000  100,000  100,000    4,769     5,311    5,877      619     1,161    1,727
  3       14,426     100,000  100,000  100,000    6,952     8,000    9,142    2,802     3,850    4,992
  4       19,723     100,000  100,000  100,000    8,997    10,716   12,665    4,847     6,566    8,515
  5       25,285     100,000  100,000  100,000   10,902    13,456   16,480    6,752     9,306   12,330
-------------------------------------------------------------------------------------------------------
  6       31,125     100,000  100,000  100,000   12,654    16,219   20,623    8,712    12,276   16,680
  7       37,257     100,000  100,000  100,000   14,237    18,993   25,133   10,502    15,258   21,398
  8       43,696     100,000  100,000  100,000   15,634    21,771   30,060   12,106    18,243   26,533
  9       50,456     100,000  100,000  100,000   16,823    24,544   35,467   13,503    21,224   32,147
 10       57,555     100,000  100,000  100,000   17,787    27,308   41,435   14,882    24,403   38,530
-------------------------------------------------------------------------------------------------------
 15       98,741     100,000  100,000  100,000   18,726    41,245   84,626   17,896    40,415   83,796
 20      151,306     100,000  100,000  172,212    9,575    55,959  160,946    9,575    55,959  160,946
 25      218,394           0  100,000  299,130        0    73,870  284,886        0    73,870  284,886
 30      304,018           0  111,158  502,511        0   105,865  478,582        0   105,865  478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be dif-ferent from those shown if the actual gross annual investment returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of re-turn can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix E
APPENDIX E

Definitions for Separate Account G

Age -- The age at the insured's last birthday on the policy date.

Attained age -- The age of the insured on the policy anniversary on or next preceding any monthly anniversary day.

Base minimum premium -- A premium per $1,000 of specified amount used in the calculation of the death benefit guarantee monthly premium. The base minimum premium is also used in determining the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge.

Beneficiary -- The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed with Lincoln Life. If no beneficiary survives the insured, the owner or the owner's estate will receive the benefit.

Contingent deferred administrative charge (CDAC) -- An administrative charge for underwriting, issue, and initial administration of the policy, which is im-posed under the policy and deducted upon lapse or surrender of the policy. The contingent deferred administrative charge is part of the total surrender charge.

Contingent deferred sales charge (CDSC) -- A sales charge based upon the base minimum premium required for the first policy year, which is imposed under the policy and deducted upon lapse or surrender of the policy. The contingent de-ferred sales charge is part of the total surrender charge.

Death benefit guarantee -- The guarantee that, provided the death benefit guar-antee monthly premium requirements are met, the policy will not lapse during the first two policy years due to negative net cash surrender value.

Death benefit guarantee monthly premium -- The minimum monthly premium which must be paid each month or in advance during the first two policy years. Fail-ure to pay this premium when required will result in the policy lapsing at the end of the Grace Period.

Free look period -- The period of time in which the owner may cancel the policy and receive a refund. The owner may cancel the policy within 10 days of re-ceipt, or 45 days after Part 1 of the application is signed, or within 10 days after mailing or personal delivery of the Notice of Withdrawal Right.

Fund -- Any of the funds in which the Separate Account may invest; currently available are the American Variable Insurance Series, the Lincoln National Spe-cial
Opportunities Fund, Inc. and the Lincoln National Growth and Income Fund, Inc.

General Account -- The assets of Lincoln Life other than those allocated to the Separate Account or any other Separate Account.

Gross investment results -- The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

Insured -- The person upon whose life the policy is issued, and who is so named on the policy schedule.

Investment amount -- The portion of the policy value invested in the Separate Account, and equal in amount to the policy value minus amounts invested in the General Account (including any outstanding loans).

Lincoln Life (we, our, us) -- Lincoln National Life Insurance Co.

Maturity date -- The policy anniversary following the insured's 99th birthday, if living. It is the last date insurance coverage can remain in force and the date any remaining net cash surrender value will be payable.

Monthly anniversary day -- The same date in each month as the policy date.

Net cash surrender value -- The amount payable to the owner upon surrender of the policy. It is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest.

Net investment results -- The gross investment results of a fund minus the as-set management charges and any miscellaneous fund expenses, and minus the mor-tality and expense risk charge.

Option date -- Any date the policy terminates under the termination provision. The term option date may also be used with certain riders.

Owner (you, your) -- The person so designated in the application or as subse-quently changed. If a policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

Planned periodic premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

Policy -- The Flexible Premium Variable Life Insurance Policy offered by Lin-coln Life and described in this prospectus.

Policy date -- The date set forth in the policy that is used to determine pol-icy years and policy months. Policy anniversaries are measured from the policy date. The policy date is ordinarily the earlier of the date the full initial premium is received from the owner or the date on which the policy is approved for issue.

Policy value -- The sum of all values in the Separate Account and in the Gen-eral Account at any time, irrespective of outstanding loans or surrender charge.

                                   Appendix E

Proceeds -- The amount payable on the maturity date, or on surrender of the policy, or after the death of any insured person. The proceeds will be differ-ent on each of these events.

Record date -- The date the policy is recorded on the books of Lincoln Life as an in-force policy. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the General Account to the vari-ous subaccounts.

Separate Account -- The Lincoln National Flexible Premium Variable Life Account G, a Separate Account established by Lincoln Life to receive and invest net premiums paid under the policy.

Specified amount -- The minimum death benefit payable under the policy so long as the policy remains in force. The death benefit proceeds will be reduced by any outstanding loan and any due and unpaid charges, and increased by any un-earned loan interest.

Subaccount -- A subdivision of the Separate Account. Each subaccount invests exclusively in the shares of a specified fund.

Surrender charge -- A charge deducted from policy value upon surrender of the policy in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge.

Unit -- An accounting unit of measure used to calculate the value of an invest-ment in a specified subaccount.

Unit Value -- The dollar value of a unit in a specified subaccount on a speci-fied valuation date.

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENT OF ASSETS AND LIABILITY

DECEMBER 31, 1996

                                                       Lincoln     Lincoln
                                                       National    National
                                  Percent              Growth and  Special
                                  of Net               Income      Opportunities
                                  Assets  Combined     Account     Account
--------------------------------------------------------------------------------
ASSETS
 Investments at net asset value:
 . Lincoln National Growth and
   Income Fund, Inc.
   592,373 shares at $33.11 per
   share
   (cost-$15,395,761)                9.4% $ 19,613,186 $19,613,186
 -------------------------------
 . Lincoln National Special
   Opportunities Fund, Inc.
   646,409 shares at $29.42 per
   share
   (cost-$15,937,526)                9.1    19,018,644              $19,018,644
 -------------------------------
 American Variable Insurance
  Series:
 . Bond Fund
   17,226 shares at $10.17 per
   share
   (cost-$174,928)                   0.1       175,184
 -------------------------------
 . Cash Management Fund
   218,939 shares at $11.03 per
   share
   (cost-$2,425,536)                 1.2     2,414,898
 -------------------------------
 . High-Yield Bond Fund
   735,687 shares at $14.39 per
   share
   (cost-$10,269,832)                5.1    10,586,530
 -------------------------------
 . Growth-Income Fund
   1,311,315 shares at $32.66
   per share
   (cost-$36,289,729)               20.6    42,827,548
 -------------------------------
 . Growth Fund
   1,751,250 shares at $39.63
   per share
   (cost-$59,522,015)               33.3    69,402,050
 -------------------------------
 . U.S. Government/AAA-Rated
   Securities Fund
   420,007 shares at $10.96 per
   share
   (cost-$4,739,672)                 2.2     4,603,277
 -------------------------------
 . International Fund
   1,984,647 shares at $15.09
   per share
   (cost-$26,479,868)               14.4    29,948,325
 -------------------------------
 . Asset Allocation Fund
   652,964 shares at $13.93 per
   share
   (cost-$8,194,868)                 4.4     9,095,792
--------------------------------   -----  ------------ -----------  -----------
TOTAL INVESTMENTS (Cost-
 $179,429,735)                      99.8   207,685,434  19,613,186   19,018,644
--------------------------------
Dividends Receivable                 0.3       670,274     350,382      319,892
--------------------------------   -----  ------------ -----------  -----------
TOTAL ASSETS                       100.1   208,355,708  19,963,568   19,338,536
--------------------------------
LIABILITY--
Payable to Lincoln National Life
Insurance Company                    0.1       140,759      13,482       12,987
--------------------------------   -----  ------------ -----------  -----------
NET ASSETS                         100.0% $208,214,949 $19,950,086  $19,325,549
--------------------------------   =====  ============ ===========  ===========
UNITS OUTSTANDING                                        6,981,498    6,116,916
--------------------------------                       ===========  ===========
NET ASSET VALUE PER UNIT                               $     2.858  $     3.159
--------------------------------                       ===========  ===========


See accompanying notes.

                                   Account G






                                                         U.S.
                                                         Government/
          Cash       High-Yield  Growth-                 AAA-Rated                 Asset
 Bond     Management Bond        Income      Growth      Securities  International Allocation
 Account  Account    Account     Account     Account     Account     Account       Account
---------------------------------------------------------------------------------------------











 $175,184


          $2,414,898


                     $10,586,530


                                 $42,827,548


                                             $69,402,050


                                                         $4,603,277


                                                                      $29,948,325


                                                                                   $9,095,792
 -------- ---------- ----------- ----------- ----------- ----------   -----------  ----------
  175,184  2,414,898  10,586,530  42,827,548  69,402,050  4,603,277    29,948,325   9,095,792
       --         --          --          --          --         --            --          --
 -------- ---------- ----------- ----------- ----------- ----------   -----------  ----------
  175,184  2,414,898  10,586,530  42,827,548  69,402,050  4,603,277    29,948,325   9,095,792

      115      1,623       7,121      28,884      47,529      3,200        19,668       6,150
 -------- ---------- ----------- ----------- ----------- ----------   -----------  ----------
 $175,069 $2,413,275 $10,579,409 $42,798,664 $69,354,521 $4,600,077   $29,928,657  $9,089,642
 ======== ========== =========== =========== =========== ==========   ===========  ==========
  162,453  1,687,626   4,604,228  15,547,718  23,131,987  2,574,212    16,391,707   4,800,933
 ======== ========== =========== =========== =========== ==========   ===========  ==========
 $  1.078 $    1.430 $     2.298 $     2.753 $     2.998 $    1.787   $     1.826  $    1.893
 ======== ========== =========== =========== =========== ==========   ===========  ==========

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENTS OF OPERATIONS

                                                      Lincoln     Lincoln
                                                      National    National
                                                      Growth and  Special
                                                      Income      Opportunities
                                         Combined     Account     Account
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
Net investment income:
 . Dividends from investment income      $ 2,123,919  $  182,903   $  153,345
 ---------------------------------------
 . Dividends from net realized gain on
   investments                             2,496,895     238,348      302,294
 ---------------------------------------
 . Mortality and expense risk charge        (504,690)    (42,433)     (40,510)
---------------------------------------- -----------  ----------   ----------
NET INVESTMENT INCOME                      4,116,124     378,818      415,129
----------------------------------------
Net realized and unrealized gain (loss)
 on investments:
 . Net realized gain (loss) on
   investments                               105,030      21,490       (7,969)
 ---------------------------------------
 . Net change in unrealized appreciation
   or depreciation on investments         (4,549,791)   (357,078)    (499,377)
---------------------------------------- -----------  ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS            (4,444,761)   (335,588)    (507,346)
---------------------------------------- -----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $  (328,637) $   43,230   $  (92,217)
---------------------------------------- ===========  ==========   ==========
YEAR ENDED DECEMBER 31, 1995
Net investment income:
 . Dividends from investment income      $ 3,416,387  $  263,792   $  259,481
 ---------------------------------------
 . Dividends from net realized gain on
   investments                             6,961,490     441,950      366,209
 ---------------------------------------
 . Mortality and expense risk charge        (999,845)    (81,402)     (87,554)
---------------------------------------- -----------  ----------   ----------
NET INVESTMENT INCOME                      9,378,032     624,340      538,136
----------------------------------------
Net realized and unrealized gain (loss)
 on investments:
 . Net realized gain (loss) on
   investments                               465,563      96,088       39,621
 ---------------------------------------
 . Net change in unrealized appreciation
   or depreciation on investments         18,836,942   2,388,516    2,168,369
---------------------------------------- -----------  ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS            19,302,505   2,484,604    2,207,990
---------------------------------------- -----------  ----------   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $28,680,537  $3,108,944   $2,746,126
---------------------------------------- ===========  ==========   ==========
YEAR ENDED DECEMBER 31, 1996
Net investment income:
 . Dividends from investment income      $ 3,986,811  $  350,382   $  319,892
 ---------------------------------------
 . Dividends from net realized gain on
   investments                            11,496,725     762,829      992,611
 ---------------------------------------
 . Mortality and expense risk charge      (1,427,887)   (126,693)    (129,298)
---------------------------------------- -----------  ----------   ----------
NET INVESTMENT INCOME                     14,055,649     986,518    1,183,205
----------------------------------------
Net realized and unrealized gain (loss)
 on investments:
 . Net realized gain (loss) on
   investments                             1,351,611     108,147      125,457
 ---------------------------------------
 . Net change in unrealized appreciation
   or depreciation on investments          9,399,986   1,683,401    1,141,306
---------------------------------------- -----------  ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS            10,751,597   1,791,548    1,266,763
---------------------------------------- -----------  ----------   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $24,807,246  $2,778,066   $2,449,968
---------------------------------------- ===========  ==========   ==========

See accompanying notes.

                                   Account G

                                                             U.S.
                                                             Government
           Cash       High-Yield                             AAA-Rated                 Asset
 Bond      Management Bond        Growth-Income Growth       Securities  International Allocation
 Account   Account    Account     Account       Account      Account     Account       Account
--------------------------------------------------------------------------------------------------
     --     $ 95,168  $  500,849   $  384,881   $   203,462  $ 225,814    $  215,235   $  162,262
     --           --          --      682,929       778,654         --       431,859       62,811
     --      (17,501)    (33,848)     (90,514)     (166,217)   (20,648)      (70,424)     (22,595)
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
     --       77,667     467,001      977,296       815,899    205,166       576,670      202,478
     --        3,427     (38,146)      16,712        88,549    (54,569)       72,243        3,293
     --        6,109    (820,737)    (803,225)     (881,926)  (288,387)     (679,321)    (225,849)
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
     --        9,536    (858,883)    (786,513)     (793,377)  (342,956)     (607,078)    (222,556)
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
     --     $ 87,203  $ (391,882)  $  190,783   $    22,522  $(137,790)   $  (30,408)  $  (20,078)
 ======     ========  ==========   ==========   ===========  =========    ==========   ==========
     --     $161,750  $  742,252   $  627,712   $   380,441  $ 318,526    $  442,407   $  220,026
     --           --          --    1,190,400     4,324,940         --       410,806      227,185
     --      (23,660)    (59,172)    (188,811)     (346,717)   (34,488)     (134,546)     (43,495)
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
     --      138,090     683,080    1,629,301     4,358,664    284,038       718,667      403,716
     --       12,432     (13,634)      18,101       281,629    (15,426)        6,616       40,136
     --      (14,338)    682,155    4,686,122     6,556,216    314,461     1,156,906      898,535
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
     --       (1,906)    668,521    4,704,223     6,837,845    299,035     1,163,522      938,671
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
     --     $136,184  $1,351,601   $6,333,524   $11,196,509  $ 583,073    $1,882,189   $1,342,387
 ======     ========  ==========   ==========   ===========  =========    ==========   ==========
 $2,639     $126,289  $  875,112   $  812,649   $   370,838  $ 347,263    $  485,790   $  295,957
     --           --          --    3,079,086     4,902,531         --     1,173,494      586,174
   (201)     (22,622)    (77,097)    (288,921)     (485,077)   (37,510)     (198,903)     (61,565)
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
  2,438      103,667     798,015    3,602,814     4,788,292    309,753     1,460,381      820,566
     57       11,983      17,725      332,471       618,889    (14,584)       79,109       72,357
    256        2,026     318,611    2,054,284     1,901,460   (196,401)    2,298,121      196,922
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
    313       14,009     336,336    2,386,755     2,520,349   (210,985)    2,377,230      269,279
 ------     --------  ----------   ----------   -----------  ---------    ----------   ----------
 $2,751     $117,676  $1,134,351   $5,989,569   $ 7,308,641  $  98,768    $3,837,611   $1,089,845
 ======     ========  ==========   ==========   ===========  =========    ==========   ==========

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENTS OF CHANGES IN NET ASSETS

                                          Lincoln        Lincoln
                                          National       National
                                          Growth and     Special
                                          Income         Opportunities  Bond
                          Combined        Account        Account        Account
---------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
 1994                      $ 58,676,153    $ 5,545,111    $ 4,556,178          --
Changes from operations:
 . Net investment income      4,116,124        378,818        415,129          --
-------------------------------------
 . Net realized gain
   (loss) on investments        105,030         21,490         (7,969)         --
-------------------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments               (4,549,791)      (357,078)      (499,377)         --
                          -------------   ------------   ------------   ---------
-------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS               (328,637)        43,230        (92,217)         --
-------------------------------------
Net increase from unit
 transactions                36,498,987      1,897,318      3,345,217          --
                          -------------   ------------   ------------   ---------
-------------------------------------
TOTAL INCREASE IN NET
 ASSETS                      36,170,350      1,940,548      3,253,000          --
                          -------------   ------------   ------------   ---------
-------------------------------------
NET ASSETS AT DECEMBER
 31, 1994                    94,846,503      7,485,659      7,809,178          --
-------------------------------------
Changes from operations:
-------------------------------------
 . Net investment income      9,378,032        624,340        538,136          --
-------------------------------------
 . Net realized gain
   (loss) on investments        465,563         96,088         39,621          --
-------------------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments               18,836,942      2,388,516      2,168,369          --
                          -------------   ------------   ------------   ---------
-------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                  28,680,537      3,108,944      2,746,126          --
-------------------------------------
Net increase (decrease)
 from unit transactions      28,358,892      1,977,166      2,810,990          --
                          -------------   ------------   ------------   ---------
-------------------------------------
TOTAL INCREASE
(DECREASE) IN NET ASSETS     57,039,429      5,086,110      5,557,116          --
                          -------------   ------------   ------------   ---------
-------------------------------------
NET ASSETS AT DECEMBER
31, 1995                    151,885,932     12,571,769     13,366,294          --
                          -------------   ------------   ------------   ---------
-------------------------------------
Changes from operations:
 . Net investment income     14,055,649        986,518      1,183,205    $  2,438
-------------------------------------
 . Net realized gain
   (loss) on investments      1,351,611        108,147        125,457          57
-------------------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments                9,399,986      1,683,401      1,141,306         256
                          -------------   ------------   ------------   ---------
-------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                  24,807,246      2,778,066      2,449,968       2,751
-------------------------------------
Net increase (decrease)
 from unit transactions      31,521,771      4,600,251      3,509,287     172,318
                          -------------   ------------   ------------   ---------
-------------------------------------
Total increase
 (decrease) in net
 assets                      56,329,017      7,378,317      5,959,255     175,069
                          -------------   ------------   ------------   ---------
-------------------------------------
NET ASSETS AT DECEMBER
 31, 1996                  $208,214,949    $19,950,086    $19,325,549    $175,069
                          =============   ============   ============   =========
-------------------------------------

See accompanying notes.

                                   Account G

                                                    U.S.
                                                    Government
Cash        High-Yield                              AAA-Rated                 Asset
Management  Bond         Growth-Income Growth       Securities  International Allocation
Account     Account      Account       Account      Account     Account       Account
-----------------------------------------------------------------------------------------
$2,030,850  $ 4,322,563   $10,845,211  $19,745,630  $2,637,766   $ 6,323,159  $2,669,685
    77,667      467,001       977,296      815,899     205,166       576,670     202,478
     3,427      (38,146)       16,712       88,549     (54,569)       72,243       3,293
     6,109     (820,737)     (803,225)    (881,926)   (288,387)     (679,321)   (225,849)
----------  -----------   -----------  -----------  ----------   -----------  ----------
    87,203     (391,882)      190,783       22,522    (137,790)      (30,408)    (20,078)
 1,408,670    1,673,595     5,983,601   11,641,523   1,259,215     7,710,823   1,579,025
----------  -----------   -----------  -----------  ----------   -----------  ----------
 1,495,873    1,281,713     6,174,384   11,664,045   1,121,425     7,680,415   1,558,947
----------  -----------   -----------  -----------  ----------   -----------  ----------
 3,526,723    5,604,276    17,019,595   31,409,675   3,759,191    14,003,574   4,228,632
   138,090      683,080     1,629,301    4,358,664     284,038       718,667     403,716
    12,432      (13,634)       18,101      281,629     (15,426)        6,616      40,136
   (14,338)     682,155     4,686,122    6,556,216     314,461     1,156,906     898,535
----------  -----------   -----------  -----------  ----------   -----------  ----------
   136,184    1,351,601     6,333,524   11,196,509     583,073     1,882,189   1,342,387
  (926,639)   1,849,002     6,722,920   10,147,186     660,433     4,032,586   1,085,248
----------  -----------   -----------  -----------  ----------   -----------  ----------
  (790,455)   3,200,603    13,056,444   21,343,695   1,243,506     5,914,775   2,427,635
----------  -----------   -----------  -----------  ----------   -----------  ----------
 2,736,268    8,804,879    30,076,039   52,753,370   5,002,697    19,918,349   6,656,267
----------  -----------   -----------  -----------  ----------   -----------  ----------
   103,667      798,015     3,602,814    4,788,292     309,753     1,460,381     820,566
    11,983       17,725       332,471      618,889     (14,584)       79,109      72,357
     2,026      318,611     2,054,284    1,901,460    (196,401)    2,298,121     196,922
----------  -----------   -----------  -----------  ----------   -----------  ----------
   117,676    1,134,351     5,989,569    7,308,641      98,768     3,837,611   1,089,845
  (440,669)     640,179     6,733,056    9,292,510    (501,388)    6,172,697   1,343,530
----------  -----------   -----------  -----------  ----------   -----------  ----------
  (322,993)   1,774,530    12,722,625   16,601,151    (402,620)   10,010,308   2,433,375
----------  -----------   -----------  -----------  ----------   -----------  ----------
$2,413,275  $10,579,409   $42,798,664  $69,354,521  $4,600,077   $29,928,657  $9,089,642
==========  ===========   ===========  ===========  ==========   ===========  ==========

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES
The Separate Account: Lincoln Life Flexible Premium Variable Life Account G (Separate Account) was established as a segregated investment account of Lin-coln National Life Insurance Company (the Company) on May 25, 1988. The Sepa-rate Account was registered on January 4, 1989 under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment ac-tivity on January 23, 1989.

Investments: The Separate Account invests in Lincoln National Growth and Income Fund, Inc., Lincoln National Special Opportunities Fund, Inc., and the American Variable Insurance Series (AVIS), which consists of eight funds: Bond Fund, Cash Management Fund, High-Yield Fund, Growth-Income Fund, Growth Fund, U.S. Government/AAA-Rated Securities Fund, International Fund, and Asset Allocation Fund (Funds). Investments in the Funds are stated at the closing net asset val-ues per share on December 31, 1996. The Funds are registered as open-end man-agement investment companies.

Investment transactions are accounted for on a trade-date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is de-termined by the average-cost method.

Dividends: Dividends paid to the Separate Account are automatically reinvested in shares of the Funds on the payable date.

Federal Income Taxes: Operations of the Separate Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance com-pany" under the Internal Revenue Code. Using current law, no federal income taxes are payable with respect to the Separate Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATE Percent of Premium Charge: Prior to allocation of net premiums to the Separate Account, premiums paid are reduced by a percent of premium charge equal to 5.95% of the premium. Amounts retained during 1996, 1995 and 1994 by the Com-pany for such charges were $1,613,213, $1,915,276 and $1,207,522, respectively.

Separate Account Charges: Amounts are charged daily to the Separate Account by the Company for a mortality and expense risk charge at an annual rate of .80% of the average daily net asset value of the Separate Account. These charges are made in return for the Company's assumption of risks associated with mortality experience and administrative expenses in connection with policies issued.

Other Charges: Other charges, which are paid to the Company by redeeming Sepa-rate Account units are for monthly administrative charges, the cost of insur-ance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 1996, 1995 and 1994 amounted to $15,234,260, $12,594,208 and
$9,483,647, respectively.

The monthly administrative charge amounts to $6 for each policy in force and is intended to compensate the Company for continuing administration of the poli-cies, premium billings, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits in-cluded in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insur-ance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Separate Account's prospectus.

The transfer charge amounts to $10 each time a policyowner authorizes a trans-fer of funds between accounts; however, the transfer charge is currently being waived for all transfers. The withdrawal charge amounts to $10 for each with-drawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges range from approximately 60% of the re-quired base minimum annual premium for surrenders in the first year to approxi-mately 120% in years two through five. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Additional surrender charges are deducted upon surrender of increases to the specified amount.

                                   Account G
This page was intentionally left blank.

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS CONTINUED

3. NET ASSETS
Net Assets at December 31, 1996 consisted of the following:

                                             Lincoln     Lincoln
                                             National    National
                                             Growth and  Special
                                             Income      Opportunities Bond
                                Combined     Account     Account       Account
-------------------------------------------------------------------------------
Unit transactions               $146,424,994 $13,194,106  $13,594,175  $172,318
--------------------------------------------
Accumulated net Investment
 Income                           30,902,814   2,281,790    2,471,953     2,438
--------------------------------------------
Accumulated net realized gain
 (loss) on investments             2,631,442     256,765      178,303        57
--------------------------------------------
Net unrealized appreciation
 (depreciation) on Investments    28,255,699   4,217,425    3,081,118       256
------------------------------  ------------ -----------  -----------  --------
                                $208,214,949 $19,950,086  $19,325,549  $175,069
                                ============ ===========  ===========  ========

4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

                             Year Ended               Year Ended
                             December 31, 1996        December 31, 1995
                             Units       Amount       Units       Amount
------------------------------------------------------------------------------
Lincoln National Growth and
 Income Account:
Purchases                     3,030,491  $ 7,940,162   2,055,226  $ 4,331,249
---------------------------
Redemptions                  (1,271,214)  (3,339,911) (1,102,761)  (2,354,083)
---------------------------  ----------  -----------  ----------  -----------
                              1,759,277    4,600,251     952,465    1,977,166
Lincoln National Special
 Opportunities Account:
Purchases                     2,750,822    7,958,079   2,396,296    5,864,717
---------------------------
Redemptions                  (1,540,629)  (4,448,792) (1,241,173)  (3,053,727)
---------------------------  ----------  -----------  ----------  -----------
                              1,210,193    3,509,287   1,155,123    2,810,990
Bond Account:
Purchases                       166,407      176,558          --           --
---------------------------
Redemptions                      (3,954)      (4,240)         --           --
---------------------------  ----------  -----------  ----------  -----------
                                162,453      172,318          --           --
Cash Management Account:
Purchases                     3,949,692    5,524,308   3,356,421    4,498,830
---------------------------
Redemptions                  (4,256,897)  (5,964,977) (4,053,880)  (5,425,469)
---------------------------  ----------  -----------  ----------  -----------
                               (307,205)    (440,669)   (697,459)    (926,639)
High-Yield Bond Account:
Purchases                     1,715,492    3,668,219   2,080,267    3,889,306
---------------------------
Redemptions                  (1,415,031)  (3,028,040) (1,085,893)  (2,040,304)
---------------------------  ----------  -----------  ----------  -----------
                                300,461      640,179     994,374    1,849,002
Growth-Income Account:
Purchases                     5,809,738   14,658,398   5,265,828   10,851,653
---------------------------
Redemptions                  (3,131,511)  (7,925,342) (2,006,028)  (4,128,733)
---------------------------  ----------  -----------  ----------  -----------
                              2,678,227    6,733,056   3,259,800    6,722,920

                                   Account G


                                                    U.S.
                                                    Government/
Cash         High-Yield                             AAA-Rated                  Asset
Management   Bond         Growth-Income Growth      Securities   International Allocation
Account      Account      Account       Account     Account      Account       Account
-----------------------------------------------------------------------------------------
$1,938,560   $ 7,856,085   $28,860,578  $47,171,140 $3,785,475    $23,382,084  $6,470,473
   466,370     2,409,790     6,967,614   10,816,579  1,006,096      2,897,261   1,582,923
    18,983        (3,164)      432,653    1,486,767    (55,099)       180,855     135,322
   (10,638)      316,698     6,537,819    9,880,035   (136,395)     3,468,457     900,924
----------   -----------   -----------  ----------- ----------    -----------  ----------
$2,413,275   $10,579,409   $42,798,664  $69,354,521 $4,600,077    $29,928,657  $9,089,642
==========   ===========   ===========  =========== ==========    ===========  ==========
Year Ended
December 31, 1994
Units        Amount
------------------------

 2,363,849   $ 4,124,354
(1,276,064)   (2,227,036)
----------   -----------
 1,087,785     1,897,318
 3,181,262     6,671,048
(1,583,387)   (3,325,831)
----------   -----------
 1,597,875     3,345,217
        --            --
        --            --
----------   -----------
        --            --
 3,573,898     4,590,748
(2,481,661)   (3,182,078)
----------   -----------
 1,092,237     1,408,670
 2,488,490     4,390,664
(1,549,279)   (2,717,069)
----------   -----------
   939,211     1,673,595
 6,165,430    10,846,237
(2,766,328)   (4,862,636)
----------   -----------
 3,399,102     5,983,601

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS CONTINUED

4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS CONTINUED

                           Year Ended               Year Ended
                           December 31, 1996        December 31, 1995
                           Units       Amount       Units       Amount
----------------------------------------------------------------------------
Growth Account:
Purchases                   8,719,238   24,218,575   8,484,519   20,440,139
-------------------------
Redemptions                (5,375,805) (14,926,065) (4,275,912) (10,292,953)
-------------------------  ----------  -----------  ----------  -----------
                            3,343,433    9,292,510   4,208,607   10,147,186
U.S. Government/AAA-Rated
 Securities Account:
Purchases                     893,153    1,547,206   1,461,561    2,394,107
-------------------------
Redemptions                (1,182,502)  (2,048,594) (1,061,214)  (1,733,674)
-------------------------  ----------  -----------  ----------  -----------
                             (289,349)    (501,388)    400,347      660,433
International Account:
Purchases                   6,868,046   11,569,758   6,377,390    9,357,221
-------------------------
Redemptions                (3,197,051)  (5,397,061) (3,654,124)  (5,324,635)
-------------------------  ----------  -----------  ----------  -----------
                            3,670,995    6,172,697   2,723,266    4,032,586
Asset Allocation Account:
Purchases                   1,814,432    3,180,500   1,807,361    2,658,932
-------------------------
Redemptions                (1,051,982)  (1,836,970) (1,066,852)  (1,573,684)
-------------------------  ----------  -----------  ----------  -----------
                              762,450    1,343,530     740,509    1,085,248
                                       -----------              -----------
NET INCREASE FROM UNIT
 TRANSACTIONS                          $31,521,771              $28,358,892
                                       ===========              ===========

                                   Account G

Year Ended
December 31, 1994
Units        Amount
------------------------

 10,533,077   21,114,850
 (4,732,662)  (9,473,327)
-----------  -----------
  5,800,415   11,641,523
  2,168,155    3,331,963
 (1,347,672)  (2,072,748)
-----------  -----------
    820,483    1,259,215
  8,775,984   12,464,394
 (3,350,051)  (4,753,571)
-----------  -----------
  5,425,933    7,710,823
  2,593,878    3,328,921
 (1,358,778)  (1,749,896)
-----------  -----------
  1,235,100    1,579,025
             -----------
             $36,498,987
             ===========

                                   Account G
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS CONTINUED

5. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1996.

                                                Aggregate   Aggregate
                                                Cost of     Proceeds
                                                Purchases   from Sales
-----------------------------------------------------------------------
Lincoln National Growth and Income Account      $ 6,063,970 $   558,880
----------------------------------------------
Lincoln National Special Opportunities Account    5,823,890   1,187,839
----------------------------------------------
Bond Account                                        179,025       4,154
----------------------------------------------
Cash Management Account                           4,649,013   4,985,916
----------------------------------------------
High-Yield Bond Account                           2,605,583   1,166,166
----------------------------------------------
Growth-Income Account                            12,118,285   1,773,732
----------------------------------------------
Growth Account                                   17,939,366   3,846,451
----------------------------------------------
U.S. Government/AAA-Rated Securities Account      1,061,339   1,253,132
----------------------------------------------
International Account                             8,324,906     685,428
----------------------------------------------
Asset Allocation Account                          2,711,152     545,347
----------------------------------------------  ----------- -----------
                                                $61,476,529 $16,007,045
                                                =========== ===========

6. NEW INVESTMENT FUND
Effective January 1, 1996, the AVIS Bond Fund became available as an investment option for Separate Account contract owners.

7. DAILY VALUATION CALCULATIONS
Effective October 1996, the daily unit value calculation process was transferred from the Company to the Delaware Group, an affiliate of the Company. Costs associated with the calculation of the unit value are paid by the Company.

                                   Account G
REPORT OF ERNST & YOUNG LLP, INDEPENDENT
AUDITORS

Board of Directors of The Lincoln National
Life Insurance Company
and
Policyowners of Lincoln Life Flexible
Premium Variable Life Account G

We have audited the accompanying statement of assets and liability of Lincoln Life
Flexible Premium Variable Life Account G
(Separate Account) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These finan-cial statements are the responsibility of the Separate Account's management. Our re-sponsibility is to express an opinion on these financial statements based on our au-dits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures in-cluded confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes as-sessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements re-ferred to above present fairly, in all mate-rial respects, the financial position of Lincoln Life Flexible Premium Variable Life
Account G at December 31, 1996, and the re-sults of its operations and the changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

Fort Wayne, Indiana
March 27, 1997

LINCOLN NATIONAL LIFE INSURANCE CO.

AUDITED FINANCIAL STATEMENTS

Prior to 1996, management of The Lincoln National Life Insurance Company (Company) prepared annual financial statements of the Company using two different types of accounting principles. Pursuant to insurance regulatory requirements in several states, management prepared financial statements in accordance with statutory accounting principles (STAP), which were subject to audit by the Company's independent auditors. Additionally, solely for purposes of inclusion in the registration statements of separate account products requiring registration and periodic reporting to the Securities and Exchange Commission (SEC), management also prepared financial statements of the Company in accordance with generally accepted accounting principles (GAAP), which were also subject to audit. In an attempt to reduce costs associated with the preparation and audits of both GAAP and STAP-bases financial statements, commencing with the registrations in 1997, management will prepare and have audited only STAP-basis financial statements.
The STAP-basis financial statements included in this registration statement have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which is an "other comprehensive basis of accounting" as that term is defined by the American Institute of Certified Public Accountants (see notes 1 and 2 to the enclosed audited STAP-basis financial statements for information on such prescribed and permitted practices).
Because 1996 is the initial year for which STAP-basis financial statements are used for purposes of these separate account product filings with the SEC, management has included the following financial statements of the Company to allow for comparability between years:
 . Section 1 contains the STAP-basis balance sheets of the Company as of Decem-ber 31, 1996 and 1995 and the related STAP-basis statements of income, changes in capital and surplus, and cash flows for the three years in the pe-riod ended December 31, 1996.
 . Section 2 contains the GAAP-basis balance sheets of the Company as of Decem-ber 31, 1995 and 1994 and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the pe-riod ended December 31, 1995.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED BALANCE SHEETS

                                                      December 31
                                                      1995        1994
                                                      ----------- -----------
                                                      (000's omitted)
                                                      -----------------------
ASSETS
INVESTMENTS:
Securities available-for-sale, at fair value:
 . Fixed maturity (cost: 1995 -- $18,852,837; 1994 --
   $18,193,928)                                       $20,414,785 $17,692,214
----------------------------------------------------
 . Equity (cost: 1995 -- $480,261; 1994 -- $416,351)       598,435     456,333
----------------------------------------------------
Mortgage loans on real estate                           3,147,783   2,795,914
----------------------------------------------------
Real estate                                               746,023     679,512
----------------------------------------------------
Policy loans                                              565,325     528,731
----------------------------------------------------
Other investments                                         241,219     158,196
----------------------------------------------------  ----------- -----------
Total investments                                      25,713,570  22,310,900
----------------------------------------------------
Cash and invested cash                                    802,743     990,880
----------------------------------------------------
Property and equipment                                     53,830      54,989
----------------------------------------------------
Deferred acquisition costs                                953,834   1,736,526
----------------------------------------------------
Premiums and fees receivable                              117,634     123,494
----------------------------------------------------
Accrued investment income                                 352,301     367,370
----------------------------------------------------
Assets held in separate accounts                       18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                           --     134,463
----------------------------------------------------
Amounts recoverable from reinsurers                     2,940,976   2,069,292
----------------------------------------------------
Goodwill                                                    5,149       3,385
----------------------------------------------------
Other assets                                              185,398     233,708
----------------------------------------------------  ----------- -----------
Total assets                                          $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Policy liabilities and accruals:
 . Future policy benefits, claims and claims expenses  $ 8,435,019 $ 7,540,772
----------------------------------------------------
 . Unearned premiums                                        55,174      61,472
----------------------------------------------------  ----------- -----------
Total policy liabilities and accruals                   8,490,193   7,602,244
----------------------------------------------------
Contractholder funds                                   18,171,822  17,028,628
----------------------------------------------------
Liabilities related to separate accounts               18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                      166,430          --
----------------------------------------------------
Short-term debt                                           124,783     153,656
----------------------------------------------------
Long-term debt                                             40,827      54,794
----------------------------------------------------
Other liabilities                                       1,412,534   1,264,730
----------------------------------------------------  ----------- -----------
Total liabilities                                      46,868,218  39,104,592
----------------------------------------------------
SHAREHOLDER'S EQUITY:
Common stock, $2.50 par value:
 . Authorized, issued and outstanding shares -- 10
  million
  (owned by Lincoln National Corp.)                        25,000      25,000
----------------------------------------------------
Additional paid-in capital                                809,557     791,605
----------------------------------------------------
Retained earnings                                       1,440,994   1,428,969
----------------------------------------------------
Net unrealized gain (loss) on securities available-
for-sale                                                  443,295    (324,619)
----------------------------------------------------  ----------- -----------
Total shareholder's equity                              2,718,846   1,920,955
----------------------------------------------------  ----------- -----------
Total liabilities and shareholder's equity            $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF INCOME

                                            Year ended December 31
                                            1995       1994        1993
                                            ---------------------------------
                                            (000's omitted)
                                            ---------------------------------
REVENUE
Insurance premiums                          $  846,873 $1,099,480  $1,972,630
------------------------------------------
Insurance fees                                 450,423    390,384     425,083
------------------------------------------
Net investment income                        1,899,630  1,673,981   1,823,459
------------------------------------------
Realized gain (loss) on investments            136,195   (138,522)     92,150
------------------------------------------
Gain (loss) on sale of affiliates                   --     68,954     (98,500)
------------------------------------------
Other                                            3,405     20,946      35,781
------------------------------------------  ---------- ----------  ----------
Total revenue                                3,336,526  3,115,223   4,250,603
------------------------------------------

BENEFITS AND EXPENSES
Benefits and settlement expenses             2,122,616  2,194,047   3,033,139
------------------------------------------
Underwriting, acquisition, insurance and
 other expenses                                764,346    660,363     881,703
------------------------------------------
Interest expense                                    67        615          96
------------------------------------------  ---------- ----------  ----------
Total benefits and expenses                  2,887,029  2,855,025   3,914,938
------------------------------------------  ---------- ----------  ----------
Income before federal income taxes
and cumulative effect of accounting change     449,497    260,198     335,665
------------------------------------------
Federal income taxes                           127,472     40,400     142,544
------------------------------------------
Income before cumulative effect of
 accounting change                             322,025    219,798     193,121
------------------------------------------  ---------- ----------  ----------
Cumulative effect of accounting change
(postretirement benefits)                           --         --      45,582
------------------------------------------  ---------- ----------  ----------
Net income                                  $  322,025 $  219,798  $  147,539
------------------------------------------  ========== ==========  ==========

EARNINGS PER SHARE
Income before cumulative effect of
 accounting change                              $32.20     $21.98      $19.31
------------------------------------------
Cumulative effect of accounting change
(postretirement benefits)                           --         --       (4.56)
------------------------------------------  ---------- ----------  ----------
Net income                                      $32.20     $21.98      $14.75
------------------------------------------  ========== ==========  ==========



See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF
SHAREHOLDER'S EQUITY

                                           Year ended December 31
                                           1995        1994        1993
                                                ------------------------------
                                           (000's omitted)
                                           ----------------------------------
Common stock -- balance at beginning and
 end of year                               $   25,000  $   25,000  $   25,000
-----------------------------------------
ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of year                  791,605     791,444     791,223
-----------------------------------------
Contribution from Lincoln National Corp.       17,952         161         221
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        809,557     791,605     791,444
-----------------------------------------
RETAINED EARNINGS:
Balance at beginning of year                1,428,969   1,334,171   1,198,632
-----------------------------------------
Net income                                    322,025     219,798     147,539
-----------------------------------------
Dividends declared                           (310,000)   (125,000)    (12,000)
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                      1,440,994   1,428,969   1,334,171
-----------------------------------------
NET UNREALIZED GAIN (LOSS) ON SECURITIES
 AVAILABLE-FOR-SALE:
Balance at beginning of year                 (324,619)    621,161      47,303
-----------------------------------------
Cumulative effect of accounting change             --          --     564,153
-----------------------------------------
Other change during year                      767,914    (945,780)      9,705
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        443,295    (324,619)    621,161
-----------------------------------------
                                           ----------  ----------  ----------
Total shareholder's equity at end of year  $2,718,846  $1,920,955  $2,771,776
-----------------------------------------
                                           ==========  ==========  ==========




See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                          Year ended December 31
                                          1995         1994         1993
                                          -----------  -----------  ----------
                                          (000's omitted)
                                          ------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                $   322,025  $   219,798  $  147,539
----------------------------------------
Adjustments to reconcile net income to
net cash
provided by operating activities:
 . Deferred acquisition costs                  124,526     (171,063)    (92,183)
----------------------------------------
 . Premiums and fees receivable                  6,082       10,755      80,582
----------------------------------------
 . Accrued investment income                    15,069      (54,434)    (18,827)
----------------------------------------
 . Policy liabilities and accruals             621,603      114,038     345,142
----------------------------------------
 . Contractholder funds                      1,335,625    1,769,240   1,248,058
----------------------------------------
 . Amounts recoverable from reinsurers        (883,425)    (884,388)   (700,622)
----------------------------------------
 . Federal income taxes                         95,745        8,364    (130,308)
----------------------------------------
 . Provisions for depreciation                  39,089       38,870      41,516
----------------------------------------
 . Amortization of discount and premium        (86,653)       7,928    (100,274)
----------------------------------------
 . Realized loss (gain) on investments        (244,995)     219,682    (115,881)
----------------------------------------
 . Loss (gain) on sale of affiliates                --      (68,954)     98,500
----------------------------------------
 . Cumulative effect of accounting change           --           --      45,582
----------------------------------------
 . Other                                       458,542       (4,599)     51,369
----------------------------------------  -----------  -----------  ----------
Net adjustments                             1,481,208      985,439     752,654
----------------------------------------  -----------  -----------  ----------
Net cash provided by operating
 activities                                 1,803,233    1,205,237     900,193
----------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
 . Purchases                               (13,549,807) (12,100,213) (7,171,684)
----------------------------------------
 . Sales                                    12,163,673    9,326,809   7,139,781
----------------------------------------
 . Maturities                                  929,018      958,065      42,707
----------------------------------------
Fixed maturity securities held for
 investment:
 . Purchases                                        --           --  (5,903,805)
----------------------------------------
 . Sales                                            --           --   2,805,980
----------------------------------------
 . Maturities                                       --           --   1,639,739
----------------------------------------
Purchases of other investments             (1,711,427)  (1,421,321) (1,936,013)
----------------------------------------
Sale or maturity of other investments       1,198,536    1,457,157   1,142,872
----------------------------------------
Sale of affiliates                                 --      520,340          --
----------------------------------------
Decrease in cash collateral on loaned
 securities                                   (39,681)    (163,872)    (40,454)
----------------------------------------
Other                                        (213,708)     (37,606)     83,751
----------------------------------------  -----------  -----------  ----------
Net cash used in investing activities      (1,223,396)  (1,460,641) (2,197,126)
----------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt          (13,967)        (200)     (1,138)
----------------------------------------
Issuance of long-term debt                         --           --      10,314
----------------------------------------
Net increase (decrease) in short-term
 debt                                         (28,873)       3,629      13,047
----------------------------------------
Universal life and investment contract
 deposits                                   1,716,239    2,381,829   2,418,037
----------------------------------------
Universal life and investment contract
 withdrawals                               (2,149,325)  (1,604,450) (1,503,105)
----------------------------------------
Capital contribution from Lincoln
 National Corp.                                17,952          161         221
----------------------------------------
Dividends paid to shareholder                (310,000)    (125,000)    (12,000)
----------------------------------------  -----------  -----------  ----------
Net cash provided by (used in) financing
 activities                                  (767,974)     655,969     925,376
----------------------------------------  -----------  -----------  ----------

Net increase (decrease) in cash  (188,137)  400,565 (371,557)
-------------------------------
Cash at beginning of year         990,880   590,315  961,872
-------------------------------  --------  -------- --------
Cash at end of year              $802,743  $990,880 $590,315
-------------------------------  ========  ======== ========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

December 31, 1995

1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  Basis of presentation
  The accompanying consolidated financial statements include Lincoln National Life Insurance Co. ("Lincoln Life") and its majority owned subsidiaries. Lincoln Life and its subsidiaries operate multiple insurance businesses. Operations are divided into two business segments (see Note 9). These con-solidated financial statements have been prepared in conformity with gener-ally accepted accounting principles.

  Use of estimates
  The nature of the insurance business requires management to make estimates and assumptions that affect the amounts reported in the consolidated finan-cial statements and accompanying notes. Actual results could differ from those estimates.

  Investments
  Lincoln Life classifies its fixed maturity securities and equity securities (common and non-redeemable preferred stocks) as available-for-sale and, ac-cordingly, such securities are carried at fair value. The cost of fixed ma-turity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is adjusted for declines in value that are other than temporary.

  For the mortgage-backed securities portion of the fixed maturity securities portfolio, Lincoln Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the se-curities. When estimates of prepayments change, the effective yield is re-calculated to reflect actual payments to date and anticipated future pay-ments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the ac-quisition of the securities. This adjustment is reflected in net investment income.

  Mortgage loans on real estate are carried at outstanding principal balances less unaccrued discounts and net of reserves for declines that are other than temporary. Investment real estate is carried at cost less allowances for depreciation. Such real estate is carried net of reserves for declines in value that are other than temporary. Real estate acquired through foreclosure proceedings is re-corded at fair value on the settlement date which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at the settlement date, the carrying value is adjusted to the lower amount. Policy loans are carried at the aggregate unpaid balances. Any changes to the reserves for mortgage loans on real estate and real estate are reported as a realized gain (loss) on investments.

  Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less, includ-ing participation in a short-term investment pool administered by Lincoln National Corp. (LNC), the Lincoln Life's parent.

  Realized gain (loss) on investments is recognized in net income, net of re-lated amortization of deferred acquisition costs, using the specific iden-tification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded if these se-curities would have been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

  Derivatives
  Lincoln Life hedges certain portions of its exposure to interest rate fluc-tuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk by entering into deriva-tive transactions. A description of Lincoln Life's accounting for its hedge of such risks is discussed in the following two paragraphs.

  The premium paid for interest rate caps is deferred and amortized to net investment income on a straight-line basis over the term of the interest rate cap. Any settlement received in accordance with the terms of the in-terest rate caps is recorded as investment income. Spread-lock agreements, interest rate swaps and financial futures, which hedge fixed maturity secu-rities available-for-sale, are carried at fair value with the change in fair value reflected directly in shareholder's equity. Realized gain (loss) from the settlement of such derivatives is deferred and amortized over the life of the hedged assets as an adjustment to the yield. Foreign exchange forward contracts, foreign currency options and foreign currency swaps, which hedge some of the foreign exchange risk of investments in fixed matu-rity securities denominated in foreign currencies, are carried at fair value with the change in fair value reflected in earnings. Realized

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED gain (loss) from the settlement of such derivatives is also zreflected in earnings.

  Hedge accounting is applied as indicated above after Lincoln Life deter-mines that the items to be hedged expose Lincoln Life to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk; and the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation of changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met, the change in value of the deriva-tives is included in net income.

  Property and equipment
  Property and equipment owned for Lincoln Life use is carried at cost less allowances for depreciation.

  Premiums and fees
  Revenue for universal life and other interest-sensitive life insurance pol-icies consists of policy charges for cost of insurance, policy initiation and administration, and surrender charges that have been assessed. Tradi-tional individual life-health and annuity premiums are recognized as reve-nue over the premium-paying period of the policies. Group health premiums are prorated over the contract term of the policies.

  Assets held in separate accounts/ liabilities related to separate accounts These assets and liabilities represent segregated funds administered and invested by Lincoln Life for the exclusive benefit of pension and variable life and annuity contractholders. The fees received by Lincoln Life for ad-ministrative and contractholder maintenance services performed for these separate accounts are included in Lincoln Life's consolidated statements of income.

  Deferred acquisition costs
  Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and group health insurance which vary with and are primarily related to the produc-tion of new business, have been deferred to the extent recoverable. Acqui-sition costs for universal and variable universal life insurance policies are being amortized over the lives of the policies in relation to the inci-dence of estimated gross profits from surrender charges and investment, mortality and expense margins, and actual realized gain (loss) on invest-ments. That amortization is adjusted retrospectively when estimates of cur-rent or future gross profits to be realized from a group of policies are revised. The traditional life-health and annuity acquisition costs are am-ortized over the premium-paying period of the related policies using as-sumptions consistent with those used in computing policy reserves.

  Expenses
  Expenses for universal and variable universal life insurance policies in-clude interest credited to policy account balances and benefit claims in-curred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in Lincoln Life's general account during 1993 through 1995 ranged from 6.1% to 8.25%.

  Goodwill
  The cost of acquired subsidiaries in excess of the fair value of net assets (goodwill) is amortized using the straight-line method over periods that generally correspond with the benefits expected to be derived from the ac-quisitions. Goodwill is amortized over 40 years. The carrying value of goodwill is reviewed periodically for indicators of impairment in value.

  Policy liabilities and accruals
  The liabilities for future policy benefits and expenses for universal and variable universal life insurance policies consist of policy account bal-ances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future policy benefits and expenses for tradi-tional life policies and immediate and deferred paid-up annuities are com-puted using a net level premium method and assumptions for investment yields, mortality and withdrawals based principally on Lincoln Life experi-ence projected at the time of policy issue, with provision for possible ad-verse deviations. Interest assumptions for traditional direct individual life reserves for all policies range from 2.3% to 11.7% graded to 5.7% af-ter 30 years depending on time of policy issue. Interest rate assumptions for reinsurance reserves range from 5.0% to 11.0% graded to 8.0% after 20 years. The interest assumptions for immediate and deferred paid-up annui-ties range from 4.5% to 8.0%.

  With respect to its policy liabilities and accruals, Lincoln Life carries on a continuing review of its 1) overall reserve position, 2) reserving techniques

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED and 3) reinsurance arrangements, and as experience develops and new infor-mation becomes known, liabilities are adjusted as deemed necessary. The ef-fects of changes in estimates are included in the operating results for the period in which such estimates occur.

  Reinsurance
  Lincoln Life enters into reinsurance agreements with other companies in the normal course of their business. Lincoln Life may assume reinsurance from unaffiliated companies and/or cede reinsurance to such companies. Assets/liabilities and premiums/benefits from certain reinsurance contracts which grant statutory surplus to other insurance companies have been netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis.

  Depreciation
  Provisions for depreciation of investment real estate and property and equipment owned for Lincoln Life use are computed principally on the straight-line method over the estimated useful lives of the assets.

  Postretirement medical and life insurance benefits
  Lincoln Life accounts for its postretirement medical and life insurance benefits using the full accrual method.

  Income taxes
  Lincoln Life and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with their parent, LNC. Pursuant to an intercompany tax sharing agreement with LNC, Lincoln Life and its eligible subsidiaries provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that Lincoln Life and eligible sub-sidiaries will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

  Lincoln Life uses the liability method of accounting for income taxes. De-ferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Lincoln Life establishes a valuation allowance for any portion of its deferred tax assets which are unlikely to be realized.

2.CHANGES IN ACCOUNTING PRINCIPLES
  AND CHANGES IN ESTIMATES

  Postretirement benefits other than pensions
  Effective January 1, 1993, Lincoln Life changed its method of accounting for postretirement medical and life insurance benefits for its eligible em-ployees and agents from a pay-as-you-go method to a full accrual method in accordance with Financial Accounting Standards No. 106 entitled "Employers' Accounting for Postretirement Benefits Other Than Pensions" ("FAS 106"). This full accrual method recognizes the estimated obligation for retired employees and agents and active employees and agents who are expected to retire in the future. The effect of the change was to increase net periodic postretirement benefit cost by $7,800,000 and decrease income before cumu-lative effect of accounting change by $5,100,000 ($0.51 per share). The im-plementation of FAS 106 resulted in a one-time charge to the first quarter 1993 net income of $45,600,000 or $4.56 per share ($69,000,000 pre-tax) for the cumulative effect of the accounting change. See Note 6 for additional disclosures regarding postretirement benefits other than pensions.

  Accounting by creditors for impairment of a loan
  Financial Accounting Standards No. 114 entitled "Accounting by Creditors for Impairment of a Loan" ("FAS 114") issued in May 1993, was adopted by Lincoln Life effective January 1, 1993. FAS 114 requires that if an im-paired mortgage loan's fair value as described in Note 3 is less than the recorded investment in the loan, the difference is recorded in the mortgage loan allowance for losses account. The adoption of FAS 114 resulted in ad-ditions to the mortgage loan allowance for losses account and reduced first quarter 1993 income before cumulative effect of accounting change and net income by $37,700,000, or $3.77 per share ($57,200,000 pre-tax). See Note 3 for further mortgage loan disclosures. Most of the effect of this change in accounting was within the Life Insurance and Annuities business segment.

  Accounting for certain investments in debt and equity securities
  Financial Accounting Standards No. 115 entitled "Accounting for Certain In-vestments in Debt and Equity Securities" ("FAS 115") issued in May 1993, was adopted by Lincoln Life as of December 31, 1993. In accordance with the rules, the

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
2. CHANGES IN ACCOUNTING PRINCIPLESAND CHANGES IN ESTIMATES CONTINUED prior year financial statements have not been restated to reflect the change in accounting principle. Under FAS 115, securities can be classified as available-for-sale, trading or held-to-maturity according to the hold-er's intent. Lincoln Life classified its entire fixed maturity securities portfolio as "available-for-sale." Securities classified as available-for-sale are carried at fair value and unrealized gains and losses on such se-curities are carried as a separate component of shareholder's equity. The ending balance of shareholder's equity at December 31, 1993 was increased by $564,200,000 (net of $377,500,000 of related adjustments to deferred ac-quisition costs, $50,700,000 of policyholder commitments and $303,700,000 in deferred income taxes, all of which would have been recognized if those securities would have been sold at their fair value, net of amounts appli-cable to Security-Connecticut Corp.) to reflect the net unrealized gain on fixed maturity securities classified as available-for-sale previously car-ried at amortized cost. Prior to the adoption of FAS 115, Lincoln Life car-ried a portion of its fixed maturity securities at fair value with unrealized gains and losses carried as a separate component of sharehold-er's equity. The remainder of such securities were carried at amortized cost.

  Change in estimate for net investment income related to mortgage-backed securities
  At December 31, 1993, Lincoln Life had $5,942,100,000 invested in mortgage-backed securities. As indicated in Note 1, Lincoln Life recognizes income on these securities using a constant effective yield based on anticipated prepayments. With the implementation of new investment software in December 1993, Lincoln Life was able to significantly refine its estimate of the ef-fective yield on such securities to better reflect actual prepayments and estimates of future prepayments. This resulted in an increase in the amor-tization of purchase discount on these securities of $58,000,000 and, after related amortization of deferred acquisition costs ($18,300,000) and income taxes ($14,300,000), increased 1993's income before cumulative effect of accounting change and net income by $25,500,000 or $2.55 per share.
  Most of the effect of this change in estimate was within the Life Insurance and Annuities business segment.

  Change in estimate for disability income reserves
  During the fourth quarter of 1993, income before cumulative effect of ac-counting change and net income decreased by $15,500,000 or $1.55 per share as the result of strengthening reinsurance disability income reserves by $23,900,000. The need for this reserve increase within the Reinsurance seg-ment was identified as the result of management's assessment of current ex-pectations for morbidity trends and the impact of lower investment income due to lower interest rates.

  During the fourth quarter of 1995, Lincoln Life completed an in-depth re-view of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will con-tinue in the future, income before cumulative effect of accounting change and net income decreased by $33,500,000 or $3.35 per share ($51,500,000 pre-tax) as a result of strengthening disability income reserves by $15,200,000 and writing-off deferred acquisition costs of $36,300,000 in the Reinsurance segment.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS
  The major categories of net investment income are as follows:

                                  Year ended December 31
                                  1995     1994     1993
                                                  ----------
                                  (in millions)
                                  --------------------------
   Fixed maturity securities      $1,549.4 $1,357.4 $1,497.6
   -----------------------------
   Equity securities                   8.9      7.4      4.3
   -----------------------------
   Mortgage loans on real estate     268.3    271.3    294.2
   -----------------------------
   Real estate                       110.0     97.8     75.2
   -----------------------------
   Policy loans                       35.4     32.7     36.0
   -----------------------------
   Invested cash                      55.4     46.4     24.8
   -----------------------------
   Other investments                  15.8      7.3      8.0
   -----------------------------  -------- -------- --------
   Investment revenue              2,043.2  1,820.3  1,940.1
   -----------------------------
   Investment expenses               143.6    146.3    116.6
   -----------------------------  -------- -------- --------
   Net investment income          $1,899.6 $1,674.0 $1,823.5
   -----------------------------
                                  ======== ======== ========

  The realized gain (loss) on investments is as follows:

                                                     Year ended December 31
                                                     1995    1994     1993
                                                    --------------------------
                                                     (in millions)
                                                     ------------------------
   Fixed maturity securities available-for-sale:
   . Gross gain                                      $239.6  $  69.6  $  91.1
   ------------------------------------------------
   . Gross loss                                       (87.8)  (294.1)    (8.4)
   ------------------------------------------------
   Equity securities available-for-sale:
   . Gross gain                                        82.3     50.2     88.3
   ------------------------------------------------
   . Gross loss                                       (31.3)   (50.5)   (33.7)
   ------------------------------------------------
   Fixed maturity securities held for investment:
   . Gross gain                                          --       --    209.9
   ------------------------------------------------
   . Gross loss                                          --       --    (69.5)
   ------------------------------------------------
   Other investments                                   42.2      5.1   (161.8)
   ------------------------------------------------
   Related restoration or amortization of deferred
   acquisition
   costs and provision for policyholder commitments  (108.8)    81.2    (23.7)
   ------------------------------------------------  ------  -------  -------
                                                     $136.2  $(138.5) $  92.2
                                                     ======  =======  =======

  Provisions (credits) for write-downs and net changes in pro-visions for losses, which are included in realized gain
  (loss) on investments shown above, are as follows:

                                  Year ended
                                  December 31
                                  1995   1994  1993

                                  (in millions)
                                  -------------------
   Fixed maturity securities      $10.4  $14.2 $ 55.6
   -----------------------------
   Equity securities                3.3    6.8     --
   -----------------------------
   Mortgage loans on real estate   14.7   19.5  136.7
   -----------------------------
   Real estate                     (7.2)  13.0   21.8
   -----------------------------
   Other long-term investments     (1.5)    .3    3.9
   -----------------------------
   Guarantees                      (2.2)   4.3    1.7
   -----------------------------
                                  -----  ----- ------
                                  $17.5  $58.1 $219.7
                                  =====  ===== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The change in unrealized appreciation (depreciation) on in-vestments in fixed maturity and equity securities is as fol-lows:

                                                  Year ended December 31
                                                  1995     1994       1993
                                                 ------------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities available-for-sale   $2,063.7 $(1,903.7) $1,387.1
   ---------------------------------------------
   Equity securities available-for-sale               78.1     (26.0)      9.2
   ---------------------------------------------
   Fixed maturity securities held for investment        --        --    (959.7)
   ---------------------------------------------
                                                  -------- ---------  --------
                                                  $2,141.8 $(1,929.7) $  436.6
                                                  ======== =========  ========

  The cost, gross unrealized gain and loss and fair value of securities available-for-sale are as follows:

                                          Year ended December 31, 1995
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                     ----------------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $12,412.1 $1,141.0 $ 28.7 $13,524.4
   -------------------------------------
   U.S. Government bonds                      569.6     83.9     .1     653.4
   -------------------------------------
   Foreign government bonds                   927.9     70.3     .6     997.6
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,072.5     41.0    3.2   1,110.3
   -------------------------------------
   . Collateralized mortgage obligations    3,816.3    262.5    7.4   4,071.4
   -------------------------------------
   . Other mortgage-backed securities           2.8       .3     --       3.1
   -------------------------------------
   State and municipal bonds                   12.3       .1     --      12.4
   -------------------------------------
   Redeemable preferred stocks                 39.3      2.9     --      42.2
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,852.8  1,602.0   40.0  20,414.8
   -------------------------------------
   Equity securities                          480.3    123.6    5.5     598.4
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $19,333.1 $1,725.6 $ 45.5 $21,013.2
                                          ========= ======== ====== =========
                                          Year ended December 31, 1994
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                     ----------------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $11,519.3 $  143.3 $514.4 $11,148.2
   -------------------------------------
   U.S. Government bonds                    1,048.4      6.9   25.5   1,029.8
   -------------------------------------
   Foreign governments bonds                  541.2      4.7   12.5     533.4
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,176.8      3.0   44.1   1,135.7
   -------------------------------------
   . Collateralized mortgage obligations    3,835.5     85.8  148.6   3,772.7
   -------------------------------------
   . Other mortgage-backed securities           5.0       .1     .1       5.0
   -------------------------------------
   State and municipal bonds                   16.3       .4     --      16.7
   -------------------------------------
   Redeemable preferred stocks                 51.4       .2     .9      50.7
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,193.9    244.4  746.1  17,692.2
   -------------------------------------
   Equity securities                          416.3     56.4   16.4     456.3
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $18,610.2 $  300.8 $762.5 $18,148.5
                                          ========= ======== ====== =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  Future maturities of fixed maturity securities available-for-sale are as follows:

                                           December 31, 1995
                                           -------------------
                                                     Fair
                                           Cost      value
                                           --------- ---------
                                           (in millions)
                                           -------------------
   Due in one year or less                 $   278.4 $   282.6
   --------------------------------------
   Due after one year through five years     2,955.7   3,102.1
   --------------------------------------
   Due after five years through ten years    4,918.2   5,265.9
   --------------------------------------
   Due after ten years                       5,808.9   6,579.4
   --------------------------------------  --------- ---------
                                            13,961.2  15,230.0
   Mortgage-backed securities                4,891.6   5,184.8
   --------------------------------------  --------- ---------
                                           $18,852.8 $20,414.8
                                           ========= =========

  The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

  At December 31, 1995, the current par, amortized cost and estimated fair value of investments in mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

             December 31, 1995
             -------------------------------
             Current Par Cost     Fair value
             ----------- -------- ----------
             (in millions)
             -------------------------------
   Below 7%  $  292.6    $  290.5  $  293.6
   --------
   7%-8%      1,302.8     1,276.9   1,318.2
   --------
   8%-9%      1,607.0     1,564.7   1,669.8
   --------
   Above 9%   1,810.5     1,759.5   1,903.2
   --------  --------    --------  --------
             $5,012.9    $4,891.6  $5,184.8
             ========    ========  ========

  The quality ratings of fixed maturity securities available-for-sale are as follows:

                       December 31, 1995
                       -----------------
   Treasuries and AAA   34.1%
   ------------------
   AA                    8.0
   ------------------
   A                    25.9
   ------------------
   BBB                  24.5
   ------------------
   BB                    3.9
   ------------------
   Less than BB          3.6
   ------------------  ------
                       100.0%
                       ======

  Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When Lincoln Life determines that a loan is impaired, a provision for loss is established for the difference between the carrying value of the mortgage loan and the estimated value. Estimated value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the provision for losses and subsequent recoveries, if any, are credited to the provision for losses.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The provision for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the provision for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

  Impaired loans along with the related allowance for losses are as follows:

                                                December 31
                                                1995    1994
                                                ------  ------
                                                (in millions)
                                                --------------
   Impaired loans with allowance for losses     $144.7  $246.0
   -------------------------------------------
   Allowance for losses                          (28.5)  (56.6)
   -------------------------------------------
   Impaired loans with no allowance for losses     2.1     2.2
   -------------------------------------------
                                                ------  ------
   Net impaired loans                           $118.3  $191.6
   -------------------------------------------
                                                ======  ======

  Impaired loans with no allowance for losses are a result of direct write-downs or for collateral dependent loans where the fair value of the collateral is greater than the re-corded investment in such loans.

  A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                      Year ended December
                                      31
                                      1995    1994     1993
                                      ------  -------  ------
                                      (in millions)
                                      -----------------------
   Balance at beginning of year       $ 56.6  $ 220.7  $129.1
   ---------------------------------
   Provisions for losses                14.7     19.5    79.5
   ---------------------------------
   Provision for adoption of FAS 114      --       --    57.2
   ---------------------------------
   Releases due to write-downs         (12.0)      --      --
   ---------------------------------
   Releases due to sales               (15.9)  (164.7)  (12.2)
   ---------------------------------
   Releases due to foreclosures        (14.9)   (18.9)  (32.9)
   ---------------------------------
                                      ------  -------  ------
   Balance at end of year             $ 28.5  $  56.6  $220.7
   ---------------------------------
                                      ======  =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as fol-lows:

                                                  Year ended December
                                                  31
                                                  1995   1994   1993
                                                  ------ ------ ------
                                                  (in millions)
                                                  --------------------
   Average recorded investment in impaired loans  $181.7 $467.5 $703.6
   ---------------------------------------------
   Interest income recognized on impaired loans     16.6   36.1   47.3
   ---------------------------------------------

  All interest income on impaired loans was recognized on the cash basis of income recognition.

  As of December 31, 1995 and 1994, Lincoln Life had restruc-tured loans of $62,500,000 and $36,200,000, respectively. Lincoln Life recorded $6,300,000 and $800,000 interest income on these restructured loans in 1995 and 1994, respectively. Interest income in the amount of $6,600,000 and $3,900,000 would have been recorded on these loans according to their original terms in 1995 and 1994, respectively. As of December 31, 1995 and 1994, Lincoln Life had no outstanding commit-ments to lend funds on restructured loans.

  As of December 31, 1995, the Company's investment commit-ments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $543,100,000.

  Fixed maturity securities available-for-sale, mortgage loans on real estate and real estate with a combined carrying value at December 31, 1995 of $1,300,000 were non-income producing for the year ended December 31, 1995.

  The cost information for mortgage loans on real estate, real estate and other long-term investments are net of allowances for losses. The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt. The amount of allowances and a reserve for such items is as fol-lows:

                                  December 31
                                  1995  1994
                                  ----- -----
                                  (in
                                  millions)
                                  -----------
   Mortgage loans on real estate  $28.5 $56.6
   -----------------------------
   Real estate                     46.6  65.2
   -----------------------------
   Other long-term investments     11.8  13.5
   -----------------------------

  Details underlying the balance sheet caption "Net Unrealized
  Gain (loss) on Securities Available-for-Sale," are as fol-lows:

                                                         December 31
                                                         1995       1994
                                                         ---------  ---------
                                                         (in millions)
                                                         --------------------
   Fair value of securities available-for-sale           $21,013.2  $18,148.5
   ----------------------------------------------------
   Cost of securities available-for-sale                  19,333.1   18,610.2
   ----------------------------------------------------  ---------  ---------
   Unrealized gain (loss)                                  1,680.1     (461.7)
   ----------------------------------------------------
   Adjustments to deferred acquisition costs                (492.1)     158.2
   ----------------------------------------------------
   Amounts required to satisfy policyholder commitments     (510.1)       8.6
   ----------------------------------------------------
   Deferred income credits (taxes)                          (234.6)     105.9
   ----------------------------------------------------
   Valuation allowance for deferred tax assets                  --     (135.6)
   ----------------------------------------------------
                                                         ---------  ---------
   Net unrealized gain (loss) on securities available-
    for-sale                                             $   443.3  $  (324.6)
   ----------------------------------------------------
                                                         =========  =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  Adjustments to Deferred acquisition costs and amounts re-quired to satisfy policyholder commitments are netted against the Deferred acquisition costs asset account and in-cluded with the Future policy benefits, claims and claims expense liability on the balance sheet, respectively.

4.FEDERAL INCOME TAXES
  The Federal income tax expense (benefit) before cumulative effect of accounting change is as follows:

             Year ended December
             31
             1995    1994    1993

             (in millions)
             ----------------------
   Current   $172.5  $(93.4) $261.3
   --------
   Deferred   (45.0)  133.8  (118.8)
   --------  ------  ------  ------
             $127.5  $ 40.4  $142.5
             ======  ======  ======

  Cash paid for Federal income taxes in 1995, 1994 and 1993 was $27,500,000, $41,400,000 and $272,600,000, respectively.
  The cash paid in 1995 is net of a $146,900,000 cash refund related to the carryback of 1994 capital losses to prior years.

  The effective tax rate on pre-tax income before cumulative effect of accounting change is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                         Year ended December
                                         31
                                         1995    1994   1993
                                                      ---------
                                         (in millions)
                                         ---------------------
   Tax rate times pre-tax income         $157.3  $91.1  $117.5
   ------------------------------------
   Effect of:
   . Tax-exempt investment income         (22.0) (21.5)  (16.2)
   ------------------------------------
   . Participating policyholders' share     5.4    3.4     4.1
   ------------------------------------
   . Loss (gain) on sale of affiliates       --  (24.1)   34.5
   ------------------------------------
   . Other items                          (13.2)  (8.5)    2.6
   ------------------------------------  ------  -----  ------
   Provision for income taxes            $127.5  $40.4  $142.5
   ------------------------------------  ======  =====  ======
   Effective tax rate                      28.4%  15.5%   42.5%
   ------------------------------------  ======  =====  ======

  The Federal income tax recoverable (liability) is as follows:

             December 31
             1995     1994
             -------  ------
             (in millions)
             ---------------
   Current   $ (25.0) $118.2
   --------
   Deferred   (141.4)   16.3
   --------  -------  ------
             $(166.4) $134.5
             =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
4.FEDERAL INCOME TAXES CONTINUED
  Significant components of Lincoln Life's net deferred tax asset (liability) are as follows:

                             December 31
                             1995     1994
                             -------  -------
                             (in millions)
                             ----------------
   Deferred tax assets:
   . Policy liabilities and
     accruals and
     contractholder funds    $ 694.5  $ 430.9
   ------------------------
   . Loss on investments          --     16.8
   ------------------------
   . Net unrealized loss on
     securities available-
     for-sale                     --    161.6
   ------------------------
   . Postretirement
     benefits other than
     pensions                   25.3     24.2
   ------------------------
   . Other                      39.5     34.6
   ------------------------  -------  -------
   Total deferred tax
    assets                     759.3    668.1
   ------------------------
   Valuation allowance for
    deferred tax assets           --   (135.6)
   ------------------------  -------  -------
   Net deferred tax assets     759.3    532.5
   ------------------------
   Deferred tax
    liabilities:
   . Deferred acquisition
     costs                     218.8    475.5
   ------------------------
   . Net unrealized gain on
     securities available-
     for-sale                  579.6       --
   ------------------------
   . Gain on investments         7.7       --
   ------------------------
   . Other                      94.6     40.7
   ------------------------  -------  -------
   Total deferred tax
    liabilities                900.7    516.2
   ------------------------  -------  -------
   Net deferred tax
    (liability) asset        $(141.4) $  16.3
   ------------------------  =======  =======

  Lincoln Life is required to establish a "valuation allow-ance" for any portion of its deferred tax assets which are unlikely to be realized. At December 31, 1994, $161,600,000 of deferred tax assets relating to net unrealized capital losses on fixed maturity and equity securities available-for-sale were available to be recorded in shareholder's eq-uity before considering a valuation allowance. For Federal income tax purposes, capital losses may only be used to off-set capital gains in the current year or during a three-year carryback and five-year carryforward period. Due to these restrictions, and the uncertainty at that time of future capital gains, these deferred tax assets were substantially offset by a valuation allowance of $135,600,000. By December 31, 1995, the fair values of fixed maturity and equity secu-rities available-for-sale were greater than the cost basis resulting in unrealized capital gains. Accordingly, no valu-ation allowance was established as of December 31, 1995 since management believes it is more likely than not that Lincoln Life will realize the benefit of its deferred tax assets.

  Prior to 1984, a portion of the life companies' current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The total of the life companies' balances in their respective "policyholders' surplus" accounts at December 31, 1983 of $204,800,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which income taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder surplus," and is available for dividends to the shareholder without additional payment of tax. The December 31, 1995 total of the life companies' account balances for their "shareholder surplus" was $1,554,000,000. Should dividends to the shareholder for each life company exceed its respective "shareholder surplus," amounts would need to be transferred from its respective "policyholders' surplus" and would be subject to Federal income tax at that time. In connection with the 1993 sale of a life insurance affiliate (see Note
  10), $8,800,000 was transferred from policyholders' surplus

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
4.FEDERAL INCOME TAXES CONTINUED
  to shareholder surplus and current income tax of $3,100,000 was paid. Under existing or foreseeable circumstances, Lincoln Life neither expects nor intends that distributions will be made from the remaining balance in "policyholders' surplus" of $196,000,000 that will result in any such tax. Accordingly, no provision for deferred income taxes has been provided by Lincoln Life on its "policyholders' surplus" account. In the event that such excess distributions are made, it is estimated that income taxes of approximately $68,600,000 would be due.

5.SUPPLEMENTAL FINANCIAL DATA
  The balance sheet captions, "Real estate," "Other investments" and "Property and equipment," are shown net of allowances for depreciation as follows:

                           December 31
                           1995   1994
                           ------ ------
                           (in millions)
                           -------------
   Real estate             $ 51.6 $ 37.0
   ----------------------
   Other investments         14.6   12.2
   ----------------------
   Property and equipment   100.7  104.7
   ----------------------

  Details underlying the balance sheet caption, "Contractholder funds," are as follows:

                                                     December 31
                                                     1995      1994
                                                     --------- ---------
                                                     (in millions)
                                                     -------------------
   Premium deposit funds                             $17,886.9 $16,770.3
   ------------------------------------------------
   Undistributed earnings on participating business       91.9      63.6
   ------------------------------------------------
   Other                                                 193.0     194.7
   ------------------------------------------------
                                                     --------- ---------
                                                     $18,171.8 $17,028.6
                                                     ========= =========

  Details underlying the balance sheet captions, "Short-term and Long-term Debt," are as follows:

                                            December 31
                                            1995   1994
                                            ------ ------
                                            (in millions)
                                            -------------
   Short-term debt:
   ---------------------------------------
   . Short-term notes                       $123.5 $150.8
   ---------------------------------------
   . Current portion of long-term debt         1.3    2.9
   ---------------------------------------
                                            ------ ------
   Total short-term debt                    $124.8 $153.7
   ---------------------------------------
                                            ====== ======
   Long-term debt less current portion:
   ---------------------------------------
   . 7% mortgage note payable, due 1996     $   -- $  4.9
   ---------------------------------------
   . 9.48% mortgage note payable, due 1996      --    7.7
   ---------------------------------------
   . 12% mortgage note payable, due 1996        --     .2
   ---------------------------------------
   . 8.42% mortgage note payable, due 1997     7.0    7.2
   ---------------------------------------
   . 8.25% mortgage note payable, due 1997    10.1   10.2
   ---------------------------------------
   . 8% mortgage note payable, due 1997        2.1     --
   ---------------------------------------
   . 8.75% mortgage note payable, due 1998    18.4   18.8
   ---------------------------------------
   . 9.75% mortgage note payable, due 2002     3.2    5.8
   ---------------------------------------
                                            ------ ------
   Total long-term debt                     $ 40.8 $ 54.8
   ---------------------------------------
                                            ====== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED
  Fixed maturities of long-term debt are as follows (in mil-lions):

  1996 -- $ 1.31998 -- $18.42000 --    $ --
  1997 --  19.21999 --    --Thereafter -- 3.2

  Cash paid for interest for 1995, 1994 and 1993 was $67,000, $615,000 and $96,000, respectively.

  Reinsurance transactions included in the income statement caption, "Insurance premiums," are as follows:

                             Year ended December
                             31
                             1995   1994   1993
                             ------ ------ ------
                             (in millions)
                             --------------------
   Insurance assumed         $777.6 $910.8 $807.5
   ------------------------
   Insurance ceded            441.7  716.7  568.6
   ------------------------
                             ------ ------ ------
   Net reinsurance premiums  $335.9 $194.1 $238.9
   ------------------------
                             ====== ====== ======

  The income statement caption, "Benefits and settlement ex-penses," is net of reinsurance recoveries of $456,000, $524,000 and $438,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

  The income statement caption, "Underwriting, acquisition, insurance and other Expenses," includes amortization of de-ferred acquisition costs of $399,700,000, $115,200,000 and $241,000,000 for the years ended December 31, 1995, 1994 and 1993, respectively. An additional $(85,200,000), $81,200,000 and ($23,700,000) of deferred acquisition costs was restored (amortized) and netted against "Realized gain (loss) on in-vestments" for the years ended December 31, 1995, 1994 and 1993, respectively.

6.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contributions to tax-exempt trusts. Lincoln Life's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity se-curities and corporate obligations and government bonds.

  All benefits applicable to the funded defined benefit plan for agents were frozen as of December 31, 1994. The curtail-ment of this plan did not have a significant effect on net pension cost for 1994. Effective January 1, 1995, pension benefits for agents have been provided by a new defined con-tribution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, nonqualified, defined benefit plans for certain employees and agents. A supplemental retirement plan provides defined benefit pen-sion benefits in excess of limits imposed by federal tax law. A salary continuation plan provides certain officers of Lincoln Life defined pension benefits based on years of service and final monthly salary upon death or retirement.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The status of the funded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                           December 31
                                                           1995     1994
                                                           -------  -------
                                                           (in millions)
                                                           ----------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                       $(162.1) $(130.5)
   ------------------------------------------------------
   . Nonvested benefits                                       (9.2)    (7.3)
   ------------------------------------------------------  -------  -------
   Accumulated benefit obligation                           (171.3)  (137.8)
   ------------------------------------------------------
   Effect of projected future compensation increases         (37.2)   (24.3)
   ------------------------------------------------------  -------  -------
   Projected benefit obligation                             (208.5)  (162.1)
   ------------------------------------------------------
   Plan assets at fair value                                 196.4    159.3
   ------------------------------------------------------  -------  -------
   Projected benefit obligations in excess of plan assets    (12.1)    (2.8)
   ------------------------------------------------------
   Unrecognized net loss (gain)                               12.6      (.5)
   ------------------------------------------------------
   Unrecognized prior service cost                             1.2      1.1
   ------------------------------------------------------  -------  -------
   Prepaid (accrued) pension cost included in other
    liabilities                                            $   1.7  $  (2.2)
   ------------------------------------------------------  =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                        December 31
                                                        1995    1994
                                                        ------  -----
                                                        (in
                                                        millions)
                                                        -------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                    $ (7.0) $(5.4)
   ---------------------------------------------------
   . Nonvested benefits                                   (1.5)  (1.0)
   ---------------------------------------------------  ------  -----
   Accumulated benefit obligation                         (8.5)  (6.4)
   ---------------------------------------------------
   Effect of projected future compensation increases      (2.4)  (2.5)
   ---------------------------------------------------  ------  -----
   Projected benefit obligation                          (10.9)  (8.9)
   ---------------------------------------------------
   Unrecognized transition obligation                       --     --
   ---------------------------------------------------
   Unrecognized net loss (gain)                            1.0    (.3)
   ---------------------------------------------------
   Unrecognized prior service cost                          .8     .8
   ---------------------------------------------------  ------  -----
   Accrued pension costs included in other liabilities  $ (9.1) $(8.4)
   ---------------------------------------------------  ======  =====

  The determination of the projected benefits obligation for the defined benefit plans was based on the following assump-tions:

                                                     1995  1994  1993
                                                         ------------
   Weighted-average discount rate                    7.0%  8.0%  7.0%
   ------------------------------------------------
   Rate of increase in compensation:
   . Salary continuation plan                        6.0   6.5   6.0
   ------------------------------------------------
   . All other plans                                 5.0   5.0   5.0
   ------------------------------------------------
   Expected long-term rate of return on plan assets  9.0   9.0   9.0
   ------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of net pension cost for the defined benefit pension plans are as follows:

                                                  Year ended December
                                                  31
                                                  1995    1994    1993
                                                      -------------------
                                                  (in millions)
                                                      -------------------
   Service cost--benefits earned during the year  $  5.0  $  8.9  $  8.5
   ---------------------------------------------
   Interest cost on projected benefit obligation    13.2    12.9    12.4
   ---------------------------------------------
   Actual return on plan assets                    (36.3)    4.7   (20.1)
   ---------------------------------------------
   Net amortization (deferral)                      22.9   (18.6)    6.1
   ---------------------------------------------  ------  ------  ------
   Net pension cost                               $  4.8  $  7.9  $  6.9
   ---------------------------------------------  ======  ======  ======

  401(k)
  LNC and Lincoln Life sponsor contributory defined contribu-tion plans for eligible employees and agents. Lincoln Life's contributions to the plans are equal to each participant's pre-tax contribution, not to exceed 6% of base pay, multi-plied by a percentage, ranging from 25% to 150%, which var-ies according to certain incentive criteria as determined by LNC's Board of Directors. Expense for these plans amounted to $8,000,000, $13,200,000 and $11,800,000 in 1995, 1994 and
  1993, respectively.

  Postretirement medical and life insurance benefit plans
  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for Lincoln Life 10 to 15 years and attained age 55 to 60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical bene-fits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retire-ment. The life insurance benefits are noncontributory, al-though participants can elect supplemental contributory ben-efits.

  The status of the postretirement medical and life insurance benefit plans and the amounts recognized on the balance sheets are as follows:

                                                    December 31
                                                    1995    1994
                                                                 --
                                                    (in millions)
                                                                 --
   Accumulated postretirement benefit obligation:
   . Retirees                                       $(39.8) $(34.9)
   -----------------------------------------------
   . Fully eligible active plan participants          (9.9)   (7.0)
   -----------------------------------------------
   . Other active plan participants                  (20.8)  (15.0)
   -----------------------------------------------  ------  ------
   Accumulated postretirement benefit obligation     (70.5)  (56.9)
   -----------------------------------------------
   Unrecognized net gain                               (.8)   (5.5)
   -----------------------------------------------  ------  ------
   Accrued plan cost included in other liabilities  $(71.3) $(62.4)
   -----------------------------------------------  ======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of periodic postretirement benefit cost are as follows:

                                             Year ended
                                             December 31
                                             1995  1994 1993
                                                          --
                                             (in millions)
                                                          --
   Service cost                              $1.5  $1.7 $2.6
   ----------------------------------------
   Interest cost                              4.4   4.2  4.6
   ----------------------------------------
   Amortization cost (credit)                 (.8)   .1   --
   ----------------------------------------  ----  ---- ----
   Net periodic postretirement benefit cost  $5.1  $6.0 $7.2
   ----------------------------------------  ====  ==== ====

  The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of in-crease in the per capita cost of covered benefits (i.e., health care cost trend rate) of 9.5% for 1996 gradually de-creasing to 5.5% by 2004 and remaining at that level there-after. The health care cost trend rate assumption has a sig-nificant effect on the amounts reported. For example, in-creasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 1995 and 1994 by $5,100,000 and $4,100,000, respectively, and the ag-
  gregate of the estimated service and interest cost compo-nents of net periodic postretirement benefit cost for the year ended December 31, 1995 by $488,000. The calculation assumes a long-term rate of increase in compensation of 5.0% for both December 31, 1995 and 1994. The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 8.0% at De-cember 31, 1995 and 1994, respectively.

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

  Shareholder's equity restrictions
  Net income as determined in accordance with statutory accounting practices for Lincoln Life and its insurance subsidiaries in 1995, 1994 and 1993 was $284,500,000, $366,700,000 and $237,000,000, respectively. Lincoln Life's shareholder's equity as determined in accordance with statutory accounting practices at December 31, 1995 and 1994 was $1,732,900,000 and $1,679,700,000, respectively.

  Lincoln Life is subject to certain insurance department regulatory restric-tions as to the transfer of funds and payments of dividends to LNC. In 1996, Lincoln Life can transfer up to $284,500,000 without seeking prior approval from the insurance regulators.

  Disability income claims
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1995 and 1994 is a net liability of $602,600,000 and $441,700,000, respectively, excluding de-ferred acquisition costs. The bulk of the increase to this liability re-lates to the assumption of a large block of disability claim reserves and related assets during the third quarter of 1995. In addition, as indicated in Note 2, Lincoln Life strengthened its disability income reserves and wrote off certain related deferred acquisition costs in the fourth quarter of 1995. The reserves were established on the assumption that the recent experience will continue in the future. If incidence levels or claim termi-nation rates vary significantly from these assumptions, further adjustments to reserves may be required in the future. It is not possible to provide a meaningful estimate of a range of possible outcomes at this time. Lincoln Life reviews and updates the level of these reserves on an on-going basis.

  Compliance of qualified annuity plans
  Tax authorities continue to focus on compliance of qualified annuity plans marketed by insurance companies. If sponsoring em-ployers cannot demonstrate compliance and the insurance company is held re-sponsible due to its marketing efforts, Lincoln Life and other insurers may be subject to potential liability. It is not possi-ble to provide a meaningful estimate of the range of potential liability at this time. Management continues to monitor this matter and to take steps to minimize any potential liability.

  Group pension annuities
  The liabilities for guaranteed interest and group pension annuity con-tracts, which are no longer be-

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED ing sold, are supported by a single portfolio of assets which attempts to match the duration of these liabilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. This situation could cause losses which would be recognized at some future time.

  Leases
  Lincoln Life and certain of its subsidiaries lease their home office prop-erties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide Lincoln Life with the right of first refusal to purchase the properties during the term of the lease, in-cluding renewal periods, at a price as defined in the agreements. In addi-tion, Lincoln Life has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25 year lease period ending in 2009 or the last day of any of the renewal pe-riods.

  Total rental expense under operating leases in 1995, 1994 and 1993 was $24,400,000, $21,700,000 and $27,100,000. Future minimum rental commitments are as follows (in millions):

   1996        $ 20.9
   ----------
   1997          19.5
   ----------
   1998          18.3
   ----------
   1999          18.3
   ----------
   2000          17.7
   ----------
   Thereafter   172.4
   ----------  ------
               $267.1
               ======

  Insurance ceded and assumed
  Lincoln Life cedes insurance to other companies, including certain affili-ates. That portion of risks exceeding each company's retention limit is re-insured with other insurers. Lincoln Life seeks reinsurance coverage within the business segment that sells life insurance that limits its liabilities on an individual insured to $3,000,000. To cover products other than life insurance, Lincoln Life acquires other insurance coverages with retentions and limits which management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and set-tlement expenses and deferred acquisition costs, net of insurance ceded (see Note 5). Lincoln Life and its subsidiaries remain liable if their re-insurers are unable to meet their contractual obligations under the appli-cable reinsurance agreements.

  Lincoln Life assumes insurance from other companies, including certain af-filiates. At December 31, 1995, Lincoln Life has provided $92,700,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, Lincoln Life is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  Vulnerability from concentrations
  At December 31, 1995, Lincoln Life did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also at December 31, 1995, Lincoln Life did not have a concentration of 1) business transactions with a particular customer, lender or distributor, 2) revenues from a par-ticular product or service, 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a se-vere impact to Lincoln Life's financial condition.

  Other contingency matters
  Lincoln Life and its subsidiaries are involved in various pending or threatened legal proceedings arising from the conduct of their business. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or requests for equitable re-lief. After consultation with counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial statements of Lin-coln Life.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. Lincoln Life has accrued for expected assessments net of estimated future premium tax deductions.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Guarantees
  Lincoln Life has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Out-standing guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                            Notional or
                                            contract
                                            amounts
                                            -----------
                                            December 31
                                            1995  1994
                                        ---------------
                                            (in
                                            millions)
                                            -----------
   Real estate partnerships                 $ 3.3 $17.6
   ---------------------------------------
   Mortgage loan pass-through certificates   63.6  78.2
   ---------------------------------------  ----- -----
                                            $66.9 $95.8
                                            ===== =====

  Lincoln Life has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these arrangements involve guarantees by each of the part-ners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addi-tion, Lincoln Life has sold commercial mortgage loans through grantor trusts which issued pass-through certifi-cates. Lincoln Life has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal bal-ance plus accrued interest thereon to the date of repur-chase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to Lincoln Life. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1995 and 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Derivatives
  Lincoln Life has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit expo-sure. Lincoln Life has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risks. In addition, Lincoln Life is subject to the risks associated with changes in the value of its derivatives; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstand-ing derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                               Assets (Liabilities)
                                               ------------------------------
                             Notional or       Carrying Fair   Carrying Fair
                             contract amounts  value    value  value    value
                             ----------------- -------- -----  -------- -----
                             December 31       December 31     December 31
                             1995     1994     1995     1995   1994     1994
                             -------- -------- -------- -----  -------- -----
                             (in millions)
                             ------------------------------------------------
   Interest rate
   derivatives:
   Interest rate cap
   agreements                $5,110.0 $4,400.0 $22.7    $5.3   $23.3    $34.4
   ------------------------
   Spread-lock agreements       600.0  1,300.0   (.9)    (.9)    3.2      3.2
   ------------------------
   Financial futures
   contracts                       --    382.5    --      --    (7.5)    (7.5)
   ------------------------
   Interest rate swaps            5.0      5.0    .2      .2      .2       .2
   ------------------------  -------- -------- -----    ----   -----    -----
                              5,715.0  6,087.5  22.0     4.6    19.2     30.3
   Foreign currency
   derivatives:
   Foreign exchange forward
   contracts                     15.7     21.2   (.6)    (.6)     .2       .2
   ------------------------
   Foreign currency options      99.2       --   1.9     1.4      --       --
   ------------------------
   Foreign currency swaps        15.0       --    .4      .4      --       --
   ------------------------  -------- -------- -----    ----   -----    -----
                                129.9     21.2   1.7     1.2      .2       .2
                             -------- -------- -----    ----   -----    -----
                             $5,844.9 $6,108.7 $23.7    $5.8   $19.4    $30.5
                             ======== ======== =====    ====   =====    =====

  A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agree-ments and contracts is as follows:

                                 Interest rate
                                 caps              Spread locks
                                 ----------------- -------------------
                                 December 31       December 31
                                 1995     1994     1995       1994
                                 -------- -------- ---------  --------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $4,400.0 $3,800.0 $ 1,300.0  $1,700.0
   ----------------------------
   New contracts                    710.0    600.0     800.0        --
   ----------------------------
   Terminations and maturities         --       --  (1,500.0)   (400.0)
   ----------------------------  -------- -------- ---------  --------
   Balance at end of year        $5,110.0 $4,400.0 $   600.0  $1,300.0
   ----------------------------  ======== ======== =========  ========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

                                 Financial futures
                                 -------------------------------------
                                 Contracts            Options
                                 1995       1994      1995     1994
                                 ---------  --------  -------  -------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $   382.5  $   33.1  $    --  $    --
   ----------------------------
   New contracts                     810.5   1,087.7    181.6    308.0
   ----------------------------
   Terminations and maturities    (1,193.0)   (738.3)  (181.6)  (308.0)
   ----------------------------  ---------  --------  -------  -------
   Balance at end of year        $      --  $  382.5  $    --  $    --
   ----------------------------  =========  ========  =======  =======

                                 Foreign currency derivatives
                                 -----------------------------------------
                                 Foreign
                                 exchange         Foreign       Foreign
                                 forward          currency      currency
                                 contracts        options       swaps
                                 1995     1994    1995     1994 1995  1994
                                 -------  ------  -------  ---- ----- ----
                                 (in millions)
                                 -----------------------------------------
   Balance at beginning of year  $  21.2  $   --  $    --  $ -- $  -- $ --
   ----------------------------
   New contracts                   131.2    38.5    356.6    --  15.0   --
   ----------------------------
   Terminations and maturities    (136.7)  (17.3)  (257.4)   --    --   --
   ----------------------------  -------  ------  -------  ---- ----- ----
   Balance at end of year        $  15.7  $ 21.2  $  99.2  $ -- $15.0 $ --
   ----------------------------  =======  ======  =======  ==== ===== ====

  Interest rate caps
  The interest rate cap agreements, which expire in 1997 through 2003, entitle Lincoln Life to receive payments from the counterparties on specified future reset dates, contin-gent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate times the notional amount divided by four. The purpose of Lincoln Life's interest rate cap agreement program is to protect its annuity line of business from the effect of fluctuating in-terest rates. The premium paid for the interest rate caps is included in other assets ($22,700,000 and $23,400,000 as of December 31, 1995 and 1994, respectively) and is being amor-tized over the terms of the agreements and is included in net investment income.

  Spread locks
  Spread-lock agreements in effect at December 31, 1995 all expire in 2005. Spread-lock agreements provide for a lump sum payment to or by Lincoln Life depending on whether the spread between the swap rate and a specified U.S. Treasury note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity U.S. Treasury security and the price sensitivity of the swap at that time, expressed in dollars per basis point. The purpose of Lincoln Life's spread-lock program is to protect a portion of its fixed ma-turity securities against widening of spreads.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Lincoln Life is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, spread-lock agreements, in-terest rate swaps, foreign exchange forward contracts, foreign currency op-tions and foreign currency swaps, but Lincoln Life does not anticipate non-performance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in Lincoln Life's favor. At December 31, 1995, the exposure was $6,900,000.

8.FAIR VALUE OF FINANCIAL INSTRUMENTS
  The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of Lincoln Life's financial instruments. Considerable judgment is required to develop these fair values and, accord-ingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one time, current market exchange of all of Lincoln Life's financial instruments.

  Fixed maturity and equity securities
  Fair values for fixed maturity securities are based on quoted market pric-es, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discount-ing expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

  Mortgage loans on real estate
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income when compared to the expected yield for mortgages having sim-ilar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cov-erage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective in-terest rate, at the loan's market price or the fair value of the collateral if the loan is collateral dependent.
7.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  Financial futures
  Lincoln Life uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to man-age duration of a portion of its fixed maturity securities. Financial futures contracts obligate Lincoln Life to buy or sell a financial instru-ment at a specified future date for a specified price and may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Options on financial futures give Lincoln Life the right, but not the obli-gation, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  Foreign currency derivatives
  Lincoln Life uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate Lincoln Life to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give Lincoln Life the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a speci-fied time period. A foreign currency swap is a contractual agreement to ex-change the currencies of two different countries pursuant to an agreement to reexchange the two currencies at the same rate of exchange at a speci-fied future date.

  Additional derivative information
  Expenses for the agreements and contracts described above amounted to $5,600,000 and $5,400,000 in 1995 and 1994, respectively. Deferred losses of $21,800,000 as of December 31, 1995, resulting from (1) terminated and expired spread-lock agreements, (2) financial futures contracts and (3) op-tions on financial futures, are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Short-term and long-term debt
  Fair values for long-term debt issues are estimated using discounted cash flow analysis based on Lincoln Life's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the car-rying value approximates fair value.

  Guarantees
  Lincoln Life's guarantees include guarantees related to real estate part-nerships and mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant. Fair values for all other guarantees are based on fees that would be charged currently to enter into similar agreements, taking into consideration the remaining terms of the agreements and the counterparties' credit standing.

  Derivatives
  Lincoln Life's derivatives include interest rate cap agreements, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, options on financial futures, interest rate swaps, foreign cur-rency options and foreign currency swaps. Fair values for these contracts are based on current settlement values. The current settlement values are based on quoted market prices for the foreign currency exchange contracts, financial future contracts and options on financial futures and on broker-age quotes, which utilized pricing models or formulas using current assump-tions, for all other swaps and agreements.

  Investment commitments
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date, which would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.
8.FAIR VALUE OF FINANCIAL
  INSTRUMENTS CONTINUED

  Policy loans
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on historical experience.

  Other investments and cash and invested cash
  The carrying value for assets classified as other investments and cash and invested cash in the accom-panying balance sheets approximates their fair value.

  Investment type insurance contracts
  The balance sheet captions, "Future policy benefits, claims and claims ex-penses" and "Contractholder funds," include investment type insurance con-tracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest con-tracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations based on interest rates currently being offered on similar contracts with maturities consistent with those remain-ing for the contracts being valued.

  The remainder of the balance sheet captions, "Future policy benefits, claims and claims expenses" and "Contractholder funds," that do not fit the definition of "investment type insurance contracts" are considered insur-ance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by Lincoln Life. It is Lincoln Life's position that the disclosure of the fair value of these insurance contracts is important in that readers of these financial statements could draw inappropriate conclusions about Lincoln Life's shareholder's equity determined on a fair value basis if only the fair value of assets and lia-bilities defined as financial instruments are disclosed. Lincoln Life and other companies in the insurance industry are monitoring the related ac-tions of the various rule-making bodies and attempting to determine an ap-propriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
8.FAIR VALUE OF FINANCIAL INSTRUMENTS CONTINUED
  The carrying values and estimated fair values of Lincoln
  Life's financial instruments are as follows:

                              December 31
                              1995                    1994
                                ---------------------------------------------
                              Carrying    Fair        Carrying    Fair
   Assets (Liabilities)       value       value       value       value
  ---------------------------------------------------------------------------
                              (in millions)
                              ----------------------------------------------
   Fixed maturity securities  $ 20,414.8  $ 20,414.8  $ 17,692.2  $ 17,692.2
   -------------------------
   Equity securities               598.4       598.4       456.3       456.3
   -------------------------
   Mortgage loans on real
    estate                       3,147.8     3,330.5     2,795.9     2,720.6
   -------------------------
   Policy loans                    565.3       557.4       528.7       508.1
   -------------------------
   Other investments               241.2       241.2       158.2       158.2
   -------------------------
   Cash and invested cash          802.7       802.7       990.9       990.9
   -------------------------
   Investment type insurance
    contracts:
   -------------------------
   . Deposit contracts and
     certain guaranteed
     interest contracts        (15,390.8)  (15,179.1)  (14,294.7)  (14,052.5)
   -------------------------
   . Remaining guaranteed
     interest and similar
     contracts                  (2,470.9)   (2,396.5)   (2,485.5)   (2,423.9)
   -------------------------
   Short-term debt                (124.8)     (124.8)     (153.7)     (153.7)
   -------------------------
   Long-term debt                  (40.8)      (36.7)      (54.8)      (57.0)
   -------------------------
   Derivatives                      23.7         5.8        19.4        30.5
   -------------------------
   Investment commitments             --         (.8)         --         (.5)
   -------------------------

  As of December 31, 1995 and 1994, the carrying values of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $333,797,000 and $399,000,000, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of de-ferred acquisition costs in order that they be comparable with the fair value basis.

9.SEGMENT INFORMATION
  Lincoln Life has two major business segments: Life Insurance and Annuities and Reinsurance. The Life Insurance and Annui-ties segment offers universal life, pension products and other individual coverages through a network of career agents, independent general agencies and insurance agencies located within a variety of financial institutions. These products are sold throughout the United States by Lincoln Life. Reinsurance sells reinsurance products and services to insurance companies, HMOs, self-funded employers and other primary risk accepting organizations in the U.S. and econom-ically attractive international markets. Effective in the fourth quarter of 1995, operating results of the direct dis-ability income business previously included in the Life In-surance and Annuities segment is now included in the Rein-surance segment. This direct disability income business, which is no longer being sold, is now managed by the Rein-surance segment along with its disability income business. Prior to the sale of 100% of the ownership of its primary underwriter of employee life-health benefit coverages in 1994 (see Note 10), the Employee Life-Health Benefits seg-ment distributed group life and health insurance, managed health care and other related coverages through career agents and independent general agencies. Activity which is not included in the major business segments is shown as "Other Operations."

  "Other Operations" includes operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on cor-porate debt and unallocated corporate overhead expenses).

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
9.SEGMENT INFORMATION CONTINUED
  The revenue, pre-tax income and assets by segment for 1993 through 1995 are as follows:

                                            Year ended December 31
                                            1995      1994      1993
                                               ---------------------------
                                            (in millions)
                                            -----------------------------
   Revenue:
   . Life Insurance and Annuities           $ 2,569.2 $ 2,065.3 $ 2,341.9
   ---------------------------------------
   . Reinsurance                                751.2     660.4     610.7
   ---------------------------------------
   . Employee Life-Health Benefits                 --     314.9   1,326.8
   ---------------------------------------
   . Other Operations                            16.1      74.6     (28.8)
   ---------------------------------------  --------- --------- ---------
                                            $ 3,336.5 $ 3,115.2 $ 4,250.6
                                            ========= ========= =========
   Income (loss) before income taxes and
   cumulative effect of accounting change:
   . Life Insurance and Annuities           $   361.0 $    75.6 $   265.3
   ---------------------------------------
   . Reinsurance                                 83.5      93.9      31.6
   ---------------------------------------
   . Employee Life-Health Benefits                 --      22.9      83.0
   ---------------------------------------
   . Other Operations                             5.0      67.8     (44.2)
   ---------------------------------------  --------- --------- ---------
                                            $   449.5 $   260.2 $   335.7
                                            ========= ========= =========
   Assets:
   . Life Insurance and Annuities           $45,280.0 $37,675.9 $36,021.0
   ---------------------------------------
   . Reinsurance                              3,383.5   2,311.5   2,328.9
   ---------------------------------------
   . Employee Life-Health Benefits                 --        --     588.5
   ---------------------------------------
   . Other Operations                           923.6   1,038.1     770.0
   ---------------------------------------  --------- --------- ---------
                                            $49,587.1 $41,025.5 $39,708.4
                                            ========= ========= =========

  Provisions for depreciation and capital additions were not material.

10.SALE OF AFFILIATES
  In December 1993, Lincoln Life recorded a provision for loss of $98,500,000 (also $98,500,000 after-tax) in the "Other
  Operations" segment for the sale of Security-Connecticut Life Insurance Company (Security-Connecticut). The sale was completed on February 2, 1994 through an initial public of-fering and Lincoln Life received cash and notes, net of re-lated expenses, totaling $237,700,000. The loss on sale and disposal expenses did not differ materially from the esti-mate recorded in the fourth quarter of 1993. For the year ended December 31, 1993, Security-Connecticut, which oper-ated in the Life Insurance and Annuities segment, had reve-nue of $274,500,000 and net income of $24,000,000.

  In 1994, Lincoln Life completed the sale of 100% of the com-mon stock of EMPHESYS (parent company of Employers Health Insurance Company, which comprised the Employee Life-Health Benefits segment) for $348,200,000 of cash, net of related expenses, and a $50,000,000 promissory note. A gain on sale of $69,000,000 (also $69,000,000 after-tax) was recognized in 1994 in "Other Operations". For the year ended December 31, 1993, EMPHESYS had revenues of $1,304,700,000 and net income of $55,300,000. EMPHESYS had revenue and net income of $314,900,000 and $14,400,000, respectively, during the three months of ownership in 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Lincoln Life provides services to and receives services from affiliated companies which resulted in a net receipt of $7,500,000, $13,900,000 and $18,900,000 in 1995, 1994 and 1993, respectively.

  Lincoln Life both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1995   1994
                          ---------
                      (in millions)
                          ---------
   Insurance assumed  $ 17.6 $ 19.8
   -----------------
   Insurance ceded     214.4  481.3
   -----------------

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        1995     1994
                        -----------------------------------------------
                                                        (in millions)
                        -----------------------------------------------
   Future policy benefits and claims assumed            $  344.8 $341.3
   ---------------------------------------------------
   Future policy benefits and claims ceded               1,344.5  857.7
   ---------------------------------------------------
   Amounts recoverable on paid and unpaid losses            65.9   36.8
   ---------------------------------------------------
   Reinsurance payable on paid losses                        5.5    3.5
   ---------------------------------------------------
   Funds held under reinsurance treaties-net liability     712.3  238.4
   ---------------------------------------------------

  Substantially all reinsurance ceded to affiliated companies is with unau-thorized companies. To take a reserve credit for such reinsurance, Lincoln Life holds assets from the reinsurer, including funds held under reinsur-ance treaties, and is the beneficiary on letters of credit aggregating $340,800,000 and $308,200,000 at December 31, 1995 and 1994, respectively.
  At December 31, 1995 and 1994, LNC had guaranteed $275,300,000 and $298,200,000, respectively, of these letters of credit. At December 31, 1995, Lincoln Life has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $241,900,000 for stat-utory surplus relief received under financial reinsurance ceded agreements.

11.SUBSEQUENT EVENT
  In January 1996, LNC announced that it had signed a definitive agreement to acquire the group tax-sheltered annuity business of UNUM Corporation's af-filiates. This purchase is expected to be completed in the form of a rein-surance transaction with an initial ceding commission of approximately $70,000,000. This ceding commission represents the present value of busi-ness in-force and, accordingly, will be classified as other intangible as-sets upon the close of this transaction. This transaction, which is ex-pected to close in the third quarter of 1996, will increase LNC's assets and policy liabilities and accruals by approximately $3,200,000,000.

12.TRANSACTIONS WITH AFFILIATES
  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with Lincoln Life under which it sells Lincoln Life's products and provides the service that other-wise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, Lincoln Life paid LFGI override commissions and operating expense allowances of $81,900,000, $78,500,000 and $74,500,000 in 1995, 1994 and 1993, respec-
  tively. LFGI incurred expenses of $10,400,000, $10,700,000 and $10,500,000 in 1995, 1994 and 1993, respectively, in excess of the override commission and operating expense allowances received from Lincoln Life, which Lincoln Life is not required to reimburse.

  Cash and invested cash at December 31, 1995 and 1994 include Lincoln Life's participation in a short-term investment pool with LNC of $333,800,000 and $428,300,000, respectively. Related investment income amounted to $22,500,000, $17,100,000 and $9,100,000 in 1995, 1994 and 1993, respective-
  ly. Short-term debt at December 31, 1995 and 1994 includes $67,000,000 and $68,600,000, respectively, borrowed from LNC. Lincoln Life paid interest to LNC of $24,000, $8,000 and $137,000 in 1995, 1994 and 1993, respectively.

FINANCIAL SCHEDULES

The following consolidated financial statement schedules of Lincoln National Life Insurance Company and subsidiaries are included on pages G-32 through G-36:

I. Summary of Investments--Other than Investments in Related
   Parties -- December 31, 1995

III. Supplementary Insurance Information Years ended Decem-ber 31, 1995, 1994 and 1993

IV. Reinsurance -- Years ended December 31, 1995, 1994 and
    1993

V. Valuation and Qualifying Accounts -- Years ended December
   31, 1995, 1994 and 1993

All other schedules for which provision is made in the ap-plicable accounting regulation of the Securities and Ex-change Commission are not required under the related in-structions, are inapplicable or the required information is included in the consolidated financial statements, and therefore have been omitted.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE I

SUMMARY OF INVESTMENTS --
OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 1995

Column A                                Column B    Column C    Column D
------------------------------------------------------------------------------
                                                                Amount at
                                                                which shown
                                                                in the
                                                                balance
Type of Investment                      Cost        Value       sheet
------------------------------------------------------------------------------
                                        (000's omitted)
                                        -----------------------------------
Fixed maturity securities available-
for-sale:
 Bonds:
 . United States Government and
   government agencies and authorities  $   569,552 $   653,444 $   653,444
 --------------------------------------
 . States, municipalities and political
   subdivisions                              12,325      12,375      12,375
 --------------------------------------
 . Mortgage-backed securities             4,891,521   5,184,751   5,184,751
 --------------------------------------
 . Foreign governments                      927,901     997,567     997,567
 --------------------------------------
 . Public utilities                       2,572,309   2,772,990   2,772,990
 --------------------------------------
 . Convertibles and bonds with warrants
   attached                                 181,431     199,658     199,658
 --------------------------------------
 . All other corporate bonds              9,658,371  10,551,770  10,551,770
 --------------------------------------
 Redeemable preferred stocks                 39,427      42,230      42,230
 -------------------------------------- ----------- ----------- -----------
Total fixed maturity securities          18,852,837  20,414,785  20,414,785
---------------------------------------
Equity securities available-for-sale:
 Common stocks:
 . Public utilities                           8,980      10,989      10,989
 --------------------------------------
 . Banks, trust and insurance companies      74,897      89,197      89,197
 --------------------------------------
 . Industrial, miscellaneous and all
   other                                    345,434     436,556     436,556
 --------------------------------------
 Nonredeemable preferred stocks              50,950      61,693      61,693
 -------------------------------------- ----------- ----------- -----------
Total equity securities                     480,261     598,435     598,435
---------------------------------------
Mortgage loans on real estate             3,176,275               3,147,783(A)
Real estate:
 . Investment properties                    635,135                 635,135
 --------------------------------------
 . Acquired in satisfaction of debt         157,441                 110,888(A)
 --------------------------------------
Policy loans                                565,325                 565,325
---------------------------------------
Other investments                           253,015                 241,219(A)
--------------------------------------- -----------             -----------
Total investments                       $24,120,189             $25,713,570
--------------------------------------- ===========             ===========


(A) Investments which are deemed to have declines in value that are other than temporary are written down or reserved for to reduce their carrying value to their estimated realizable value.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION

Column A                 Column B     Column C      Column D  Column E     Column F
--------------------------------------------------------------------------------------
                                      Future policy
                                      benefits,               Other policy
                         Deferred     claims and              claims and
                         acquisition  claim         Unearned  benefits     Premium
Segment                  costs        expenses      premiums  payable      revenue (A)
--------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities              $  713,213    $6,530,475   $ 9,145       $--      $  685,258
 ----------------------
 Reinsurance                247,921     1,855,039    45,951        --         611,416
 ----------------------
 Other (including
  consolidating
  adjustments)               (7,300)       49,505        78        --             622
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $  953,834    $8,435,019   $55,174       $--      $1,297,296
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1994:
 Life insurance and
  annuities              $1,427,692    $5,888,581   $11,201       $--      $  647,416
 ----------------------
 Reinsurance                304,913     1,626,033    51,618        --         542,034
 ----------------------
 Employee life-health
  benefits                       --            --        --        --         299,338
 ----------------------
 Other (including
  consolidating
  adjustments)                3,921        26,158    (1,347)       --           1,076
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,736,526    $7,540,772   $61,472       $--      $1,489,864
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1993:
 Life insurance and
  annuities              $  999,126    $6,782,207   $ 5,188       $--      $  662,353
 ----------------------
 Reinsurance                298,787     1,616,088    54,157        --         491,397
 ----------------------
 Employee life-health
  benefits                       --       228,892        --        --       1,243,576
 ----------------------
 Other (including
  consolidating
  adjustments)                   --       171,043       315        --             387
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,297,913    $8,798,230   $59,660       $--      $2,397,713
                         ==========    ==========   =======       ===      ==========



(A) Includes insurance fees on universal life and other interest sensitive products.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION CONTINUED

Column A                 Column G       Column H         Column I     Column J     Column K
-------------------------------------------------------------------------------------------
                                                         Amortization
                                        Benefits, claims of deferred  Other
                         Net investment and claim        acquisition  operating    Premium
Segment                  income (B)     expenses         costs        expenses (B) written
-------------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities                $1,741,231      $1,649,119      $298,020     $261,016    $  --
 ----------------------
 Reinsurance                  134,000         472,198       101,729       93,750       --
 ----------------------
 Other (including
  consolidating
  adjustments)                 24,399           1,299            --        9,898       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,899,630      $2,122,616      $399,749     $364,664    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1994:
 Life insurance and
  annuities                $1,542,552      $1,554,479      $ 85,697     $349,529    $  --
 ----------------------
 Reinsurance                  116,957         419,266        29,477      117,238       --
 ----------------------
 Employee life-health
  benefits (C)                 10,838         218,672            --       73,355       --
 ----------------------
 Other (including
  consolidating
  adjustments)                  3,634           1,630            --        5,682       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,673,981      $2,194,047      $115,174     $545,804    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1993:
 Life insurance and
  annuities                $1,676,163      $1,615,883      $197,363     $268,066    $  --
 ----------------------
 Reinsurance                  115,582         467,824        38,351       72,840       --
 ----------------------
 Employee life-health
  benefits                     54,513         943,235            --      300,648       --
 ----------------------
 Other (including
  consolidating
  adjustments)                (22,799)          6,197         5,275         (744)      --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,823,459      $3,033,139      $240,989     $640,810    $  --
                           ==========      ==========      ========     ========    =====



(B) The allocation of expenses between investments and other operations are based on a number of assumptions and estimates. Results would change if different methods were applied.

(C) Includes data through the March 21, 1994 date of sale of the direct writer of employee life-health coverages.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE IV

REINSURANCE (A)

Column A                 Column B     Column C    Column D     Column E     Column F
--------------------------------------------------------------------------------------
                                                                            Percentage
                                      Ceded       Assumed                   of amount
                         Gross        to other    from other                assumed to
Segment                  amount       companies   companies    Net amount   net
--------------------------------------------------------------------------------------
                         (000's omitted)
                         -------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance in force $ 51,570,782 $17,612,782 $142,794,000 $176,752,000 80.8%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            302,463     299,222      273,572      276,813 98.8
  ----------------------
  Life insurance (B)          658,936     142,523      504,070    1,020,483 49.4
  ---------------------- ------------ ----------- ------------ ------------
                         $    961,399 $   441,745 $    777,642 $  1,297,296
                         ============ =========== ============ ============
Year ended December 31,
 1994:
 Life insurance in force $ 79,802,000 $45,822,000 $125,640,000 $159,620,000 78.7%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            666,609     496,090      359,659      530,178 67.8
  ----------------------
  Life insurance (B)          629,185     220,678      551,179      959,686 57.4
  ---------------------- ------------ ----------- ------------ ------------
                         $  1,295,794 $   716,768 $    910,838 $  1,489,864
                         ============ =========== ============ ============
Year ended December 31,
 1993:
 Life insurance in force $135,401,000 $61,401,000 $109,257,000 $183,257,000 59.6%
 -----------------------
 Premiums:
 -----------------------
  Health insurance          1,387,414     217,705      262,171    1,431,880 18.3
  ----------------------
  Life insurance (B)          771,408     350,907      545,332      965,833 56.5
  ---------------------- ------------ ----------- ------------ ------------
                         $  2,158,822 $   568,612 $    807,503 $  2,397,713
                         ============ =========== ============ ============




(B) Includes insurance fees on universal life and other interest sensitive products.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE V

VALUATION AND QUALIFYING ACCOUNTS

Column A                 Column B   Column C                Column D    Column E
---------------------------------------------------------------------------------
                                    Additions
                                    -----------------------
                                    (1)          (2)
                                                 Charged to
                         Balance at Charged      other      Deductions- Balance
                         beginning  to costs and accounts-  describe    at end of
Description              of period  expenses (A) describe   (B)         period
---------------------------------------------------------------------------------
                         (000's omitted)
                         --------------------------------------------------------
Year ended December 31,
 1995:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $ 56,614    $  2,659     $   --    $ (30,781) $ 28,492
 -----------------------
 . Reserve for real
   estate                   65,186      (7,227)        --      (11,406)   46,553
 -----------------------
 . Reserve for other
   long-term investments    13,492      (1,541)        --         (155)   11,796
 -----------------------
Year ended December 31,
 1994:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $220,671    $ 19,464     $   --    $(183,521) $ 56,614
 -----------------------
 . Reserve for real
   estate                  121,427      13,058         --      (69,299)   65,186
 -----------------------
 . Reserve for other
   long-term investments    26,730         262         --      (13,500)   13,492
 -----------------------
 Included in other
  liabilities:
  Investment guarantees      1,804       4,280         --       (6,084)       --
 -----------------------
Year ended December 31,
 1993:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $129,093    $136,717     $   --    $ (45,139) $220,671
 -----------------------
 . Reserve for real
   estate                  114,178      21,776         --      (14,527)  121,427
 -----------------------
 . Reserve for other
   long-term investments    31,582       3,905         --       (8,757)   26,730
 -----------------------
 Included in other
  liabilities:
  Investment guarantees     12,550       1,674         --      (12,420)    1,804
 -----------------------

(A) Exclude charges for the direct write-off of assets. The negative amounts represent improvements in the underlying assets for which valuation ac-counts had previously been established.

(B) Deductions reflect sales or foreclosures of the underlying holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors
Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of Lincoln National Life Insurance Co., a wholly owned sub-sidiary of Lincoln National Corp., as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedules listed on page G-
31. These financial statements and schedules are the respon-sibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally ac-cepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the fi-nancial statements. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln National Life Insurance Co. at December 31, 1995 and 1994, and the consolidated result of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the consolidated financial state-ments, in 1993 the Company changed its method of accounting for postretirement benefits other than pensions, accounting for impairment of loans and accounting for certain invest-ments in debt and equity securities.

                              /s/ Ernst & Young LLP

Fort Wayne, Indiana
February 7, 1996

LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS--STATUTORY BASIS

                                                                                    December 31
                                                                                    1996       1995
                                                                                    ---------  ---------
                                                                                    (in millions)
                                                                                    --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                               $19,389.6  $17,729.7
-------------------------------------------------------------------------------------------------------
Preferred stocks                                                                        239.7       89.9
-------------------------------------------------------------------------------------------------------
Unaffiliated common stocks                                                              358.3      535.5
-------------------------------------------------------------------------------------------------------
Affiliated common stocks                                                                241.5      193.0
-------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                         2,976.7    2,909.7
-------------------------------------------------------------------------------------------------------
Real estate                                                                             621.3      655.2
-------------------------------------------------------------------------------------------------------
Policy loans                                                                            626.5      515.8
-------------------------------------------------------------------------------------------------------
Other investments                                                                       282.7      248.0
-------------------------------------------------------------------------------------------------------
Cash and short-term investments                                                         759.2      780.9
----------------------------------------------------------------------------------- ---------  ---------
Total cash and investments                                                           25,495.5   23,657.7
-------------------------------------------------------------------------------------------------------
Premiums and fees in course of collection                                                60.9       17.1
-------------------------------------------------------------------------------------------------------
Accrued investment income                                                               343.6      342.5
-------------------------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                       25.8      595.3
-------------------------------------------------------------------------------------------------------
Other admitted assets                                                                   355.7      217.7
-------------------------------------------------------------------------------------------------------
Separate account assets                                                              23,735.1   18,461.6
----------------------------------------------------------------------------------- ---------  ---------
Total admitted assets                                                               $50,016.6  $43,291.9
----------------------------------------------------------------------------------- =========  =========
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                   $ 5,954.0  $ 5,713.3
-------------------------------------------------------------------------------------------------------
Other policyholder funds                                                             17,262.4   15,598.5
-------------------------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                             250.2      499.3
-------------------------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                   564.6    1,053.5
-------------------------------------------------------------------------------------------------------
Asset valuation reserve                                                                 375.5      270.0
-------------------------------------------------------------------------------------------------------
Interest maintenance reserve                                                             76.7      116.3
-------------------------------------------------------------------------------------------------------
Other liabilities                                                                       490.9      391.3
-------------------------------------------------------------------------------------------------------
Federal income taxes                                                                      4.3        3.2
-------------------------------------------------------------------------------------------------------
Net transfers due from separate accounts                                               (659.7)    (548.0)
-------------------------------------------------------------------------------------------------------
Separate account liabilities                                                         23,735.1   18,461.6
----------------------------------------------------------------------------------- ---------  ---------
Total liabilities                                                                    48,054.0   41,559.0
-------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
 Authorized, issued and outstanding shares--10 million (owned by Lincoln National
 Corporation)                                                                            25.0       25.0
-------------------------------------------------------------------------------------------------------
Paid-in surplus                                                                         883.4      783.4
-------------------------------------------------------------------------------------------------------
Unassigned surplus                                                                    1,054.2      924.5
----------------------------------------------------------------------------------- ---------  ---------
Total capital and surplus                                                             1,962.6    1,732.9
----------------------------------------------------------------------------------- ---------  ---------
Total liabilities and capital and surplus                                           $50,016.6  $43,291.9
----------------------------------------------------------------------------------- =========  =========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF INCOME--STATUTORY BASIS

                                                     Year ended December 31
                                                     1996     1995     1994
                                                        -----------------------
                                                     (in millions)
                                                     --------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                $7,268.5 $4,899.1 $5,648.7
-------------------------------------------------------------------------------
Net investment income                                 1,756.3  1,772.2  1,606.8
-------------------------------------------------------------------------------
Amortization of interest maintenance reserve             27.2     34.0      9.8
-------------------------------------------------------------------------------
Commissions and expense allowances on reinsurance
 ceded                                                   90.9     98.3    145.0
-------------------------------------------------------------------------------
Expense charges on deposit funds                        100.7     83.2     70.5
-------------------------------------------------------------------------------
Other income                                             16.8     14.5     15.6
---------------------------------------------------  -------- -------- --------
Total revenues                                        9,260.4  6,901.3  7,496.4
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits and settlement expenses                      5,989.9  4,184.0  5,071.6
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other
 expenses                                             2,878.5  2,345.7  2,136.1
---------------------------------------------------  -------- -------- --------
Total benefits and expenses                           8,868.4  6,529.7  7,207.7
---------------------------------------------------  -------- -------- --------
Gain from operations before dividends to
policyholders, income taxes and net realized gain
on investments                                          392.0    371.6    288.7
-------------------------------------------------------------------------------
Dividends to policyholders                               27.3     27.3     18.0
---------------------------------------------------  -------- -------- --------
Gain from operations before federal income taxes
 and net realized gain on investments                   364.7    344.3    270.7
-------------------------------------------------------------------------------
Federal income taxes                                     83.6    103.7     52.8
---------------------------------------------------  -------- -------- --------
Gain from operations before net realized gain on
 investments                                            281.1    240.6    217.9
-------------------------------------------------------------------------------
Net realized gain on investments, net of income tax
expense (benefits) [1996--$28.5; 1995--$48.1;
1994--$(178.1)] and excluding net transfers to
(from) the interest maintenance reserve [1996--
$(12.4); 1995--$94.9; 1994--$(147.1)]                    53.3     43.9    124.0
---------------------------------------------------  -------- -------- --------
Net income                                           $  334.4 $  284.5 $  341.9
---------------------------------------------------  ======== ======== ========


See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                                                                  Year
                                                                  ended
                                                                  December
                                                                  31
                                                                  1996      1995      1994
                                                                  --------  --------  --------
                                                                  (in millions)
                                                                  ----------------------------
Capital and surplus at beginning of year                          $1,732.9  $1,679.6  $1,302.5
----------------------------------------------------------------
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income                                                           334.4     284.5     341.9
----------------------------------------------------------------
Differences in cost and admitted investment amounts                   38.6     143.2    (123.3)
----------------------------------------------------------------
Nonadmitted assets                                                    (3.0)      2.9      (3.2)
----------------------------------------------------------------
Regulatory liability for reinsurance                                   0.6      (2.0)     (1.1)
----------------------------------------------------------------
Life policy reserve valuation basis                                   (0.4)      2.9      (1.3)
----------------------------------------------------------------
Asset valuation reserve                                             (105.5)   (112.5)     83.8
----------------------------------------------------------------
Mortgage loan, real estate and other investment reserves                --       2.2     218.6
----------------------------------------------------------------
Paid-in surplus                                                      100.0      15.1        --
----------------------------------------------------------------
Separate account receivable due to change in valuation                  --      27.0        --
----------------------------------------------------------------
Accounting for separate account contracts                               --        --     (13.3)
----------------------------------------------------------------
Dividends to shareholder                                            (135.0)   (310.0)   (125.0)
----------------------------------------------------------------  --------  --------  --------
Capital and surplus at end of year                                $1,962.6  $1,732.9  $1,679.6
----------------------------------------------------------------  ========  ========  ========




SEE ACCOMPANYING NOTES.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                                                                  Year ended December 31
                                                                  1996        1995        1994
                                                                  ----------------------------------
                                                                  (in millions)
                                                                  ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received       $  8,059.4  $  5,430.9  $  5,654.5
-------------------------------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
 reinsurance ceded                                                    (767.5)     (383.6)      137.1
-------------------------------------------------------------------------------------
Investment income received                                           1,700.6     1,713.2     1,588.5
-------------------------------------------------------------------------------------
Benefits paid                                                       (4,050.4)   (3,239.6)   (3,054.1)
-------------------------------------------------------------------------------------
Insurance expenses paid                                             (2,972.2)   (2,513.5)   (2,542.5)
-------------------------------------------------------------------------------------
Federal income taxes recovered (paid)                                  (72.3)       38.4      (191.8)
-------------------------------------------------------------------------------------
Dividends to policyholders                                             (27.7)      (16.5)      (18.4)
-------------------------------------------------------------------------------------
Other income received and expenses paid, net                             6.3        14.4        59.2
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash provided by operating activities                            1,876.2     1,043.7     1,632.5
-------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Sale, maturity or repayment of investments                          12,542.0    13,183.9    11,877.0
-------------------------------------------------------------------------------------
Purchase of investments                                            (14,175.4)  (14,049.6)  (12,871.8)
-------------------------------------------------------------------------------------
Other uses                                                            (266.5)      (64.0)     (123.4)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash used in investing activities                               (1,899.9)     (929.7)   (1,118.2)
-------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Surplus paid-in                                                        100.0        15.1          --
-------------------------------------------------------------------------------------
Proceeds from borrowings                                               100.0        63.0        63.0
-------------------------------------------------------------------------------------
Repayment of borrowings                                                (63.0)      (63.0)      (60.0)
-------------------------------------------------------------------------------------
Dividends paid to shareholder                                         (135.0)     (310.0)     (125.0)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash provided by (used in) financing activities                      2.0      (294.9)     (122.0)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments             (21.7)     (180.9)      392.3
-------------------------------------------------------------------------------------
Cash and short-term investments at beginning of year                   780.9       961.8       569.5
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Cash and short-term investments at end of year                    $    759.2  $    780.9  $    961.8
-------------------------------------------------------------------------------------
                                                                  ==========  ==========  ==========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS


1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  ORGANIZATION AND OPERATIONS
  The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in In-diana. As of December 31, 1996, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company, Lincoln National Health & Casualty Insurance Compa-ny, Lincoln National Reassurance Company and Lincoln Life & Annuity Company of New York.

  The Company's principal business consist of underwriting annuities, depos-it-type contracts, life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health busi-ness. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

  USE OF ESTIMATES
  The preparation of financial statements requires management to make esti-mates and assumptions that affect amounts reported in the financial state-ments and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  BASIS OF PRESENTATION
  The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting prin-ciples ("GAAP"). The more significant variances from GAAP are as follows:

  INVESTMENTS
  Bonds are reported at cost or amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported di-rectly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and de-ferred income taxes.

  Investments in real estate are reported net of related obligation rather than on a gross basis.

  Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the gen-eral level of interest rates and amortizes those deferrals over the remain-ing period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. The asset valuation reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, real-ized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

  SUBSIDIARIES
  The accounts and operations of the Company's subsidiaries are not consoli-dated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity.

  POLICY ACQUISITION COSTS
  The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For uni-versal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross prof-its, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

  NONADMITTED ASSETS
  Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying bal-ance sheets and are charged directly to unassigned surplus.

  PREMIUMS
  Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
  INCOME TAXES
  Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

  POLICYHOLDER DIVIDENDS
  Policyholder dividends are recognized when declared rather than over the term of the related policies.

  Other significant accounting practices are as follows:

  INVESTMENTS
  The discount or premium on bonds is amortized using the interest method. For mortgage-backed bonds, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect ac-tual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

  Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

  Preferred stocks are reported at cost or amortized cost.

  Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

  Policy loans are reported at unpaid balances.

  The Company uses various derivative instruments as part of its overall lia-bility-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the un-derlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the un-derlying hedged items are sold.

  Mortgage loans on real estate are reported at unpaid balances, less allow-ances for impairments. Real estate is reported at depreciated cost. As of June 30, 1994, the Company changed its method of accounting for reserves on impaired real estate and mortgage loans. The impaired investment is now shown on a pre-tax basis as a nonadmitted asset. Previously, these reserves were presented as a liability, net of related tax benefits, to approximate the impact on surplus if losses were realized.

  Realized investment gains and losses on investments sold are determined us-ing the specific identification method. Changes in admitted asset carrying amounts of
1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES CONTINUED

  BENEFIT RESERVES
  Certain policy reserves are calculated based on statutorily required inter-est and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

  Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses; in the ac-companying statement of income, whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

  REINSURANCE
  Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

  A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not au-thorized by the Indiana Department of Insurance to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is es-tablished through a charge to income.

  Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs.

  Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using tradi-tional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

  POSTRETIREMENT BENEFITS
  For purposes of calculating the Company's postretirement benefit obliga-tion, only vested employees and current retirees are included in the valua-tion. Under GAAP, active employees not currently eligible would also be in-cluded.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  CLAIMS AND CLAIM ADJUSTMENT EXPENSES
  Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are con-tinually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current opera-tions.

  REINSURANCE CEDED AND ASSUMED
  Reinsurance premiums and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original pol-icies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on funds withheld are reported in net investment income.

  PENSION BENEFITS
  Costs associated with the Company's defined benefit pension plans is sys-tematically accrued during the expected period of active service of the covered employees.

  INCOME TAXES
  The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the ex-tent such items may be utilized in the consolidated income tax returns of LNC.

  STOCK OPTIONS
  The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other mea-surement date, over the amount an employee must pay to acquire the stock.

  ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
  ACCOUNTS
  These assets and liabilities represent segregated funds administered and invested by LNC's insurance subsidiaries for the exclusive benefit of pen-sion and variable life and annuity contractholders. The fees received by the Company for administrative and contractholder maintenance services per-formed for these separate accounts are included in the Company's statements of income.
1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES CONTINUED

  bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

  DATA PROCESSING EQUIPMENT
  Data processing equipment is reported at depreciated cost, with deprecia-tion determined on a straight-line basis over five years.

  GOODWILL
  Goodwill, which represents the excess of the ceding commission over statu-tory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

  PREMIUMS
  Life insurance and annuity premiums are recognized as revenue when due. Ac-cident and health premiums are earned prorata over the contract term of the policies.

  BENEFITS
  Life, annuity and accident and health benefit reserves are developed by ac-tuarial methods and are determined based on published tables using statuto-rily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Indiana De-partment of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserve. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

  The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined us-ing the actual interest credited to the funds plus the change in accrued interest.

  Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  A reconciliation of the Company's net income and capital and surplus deter-mined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                 Capital and Surplus   Net Income
                                 --------------------  -----------------------
                                                       Year ended December
                                 December 31           31
                                 1996       1995       1996    1995    1994
                                 ---------  ---------  ------  ------  -------
                                               (in millions)
   Amounts reported on a
    statutory basis              $ 1,962.6  $ 1,732.9  $334.4  $284.5  $ 341.9
   ----------------------------
   GAAP adjustments:
   ----------------------------
    Deferred policy acquisition
     costs and present value of
     future profits                1,119.1      850.2    66.7   (63.0)   191.1
   ----------------------------
    Policy and contract
     reserves                     (1,405.3)  (1,562.2)  (57.1)  (55.3)   (53.6)
   ----------------------------
    Interest maintenance
     reserve                          76.7      116.3   (39.7)   60.9   (157.0)
   ----------------------------
    Deferred income taxes            (27.4)    (122.5)    1.8    38.3   (138.3)
   ----------------------------
    Policyholders' share of
     earnings and surplus on
     participating business          (81.9)     (91.9)    (.3)     .2     (3.0)
   ----------------------------
    Asset valuation reserve          375.5      270.0      --      --       --
   ----------------------------
    Net realized gain (loss) on
     investments                     (72.0)     (67.4)   78.7    30.0     47.1
   ----------------------------
    Adjustment to unrealized
     gain (loss)                     825.2    1,494.0      --      --       --
   ----------------------------
    Nonadmitted assets,
     including nonadmitted
     investments                      (7.1)      57.9      --      --       --
   ----------------------------
    Net GAAP adjustments of
     subsidiary companies            156.6      131.2    29.9    34.3     48.2
   ----------------------------
    Other, net                       (99.0)     (89.7)  (82.6)   (7.3)   (58.6)
   ----------------------------  ---------  ---------  ------  ------  -------
   Net increase (decrease)           860.4      985.9    (2.6)   38.1   (124.1)
   ----------------------------  ---------  ---------  ------  ------  -------
   Amounts on a GAAP basis       $ 2,823.0  $ 2,718.8  $331.8  $322.6  $ 217.8
   ----------------------------  =========  =========  ======  ======  =======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

2.PERMITTED STATUTORY ACCOUNTING PRACTICES

  The Company's statutory-basis financial statements are prepared in accor-dance with accounting practices prescribed or permitted by the Indiana De-partment of Insurance (the "Department"). "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory ac-counting practices encompass all accounting practices that are not pre-scribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "pre-scribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

  In 1994, the Company received approval from the Department to change its accounting for surrender charges applicable to separate account liabilities for variable life and annuity products so that the surrender charges on these products are recorded as a liability in the separate account finan-cial statements payable to the Company's general account. In the accompany-ing financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying statement of operations as a change in reserves or change in premium and other deposit funds. The cumulative effect of this change increased 1994 net income by $13,299,000.

  The Company has approval from the Department to establish valuation allow-ances on mortgage loans on real estate in accordance with GAAP, which are in excess of that prescribed by the NAIC and the Department.

  Prior to 1995, the Company has considered certain amounts under modified coinsurance reinsurance contracts as adjustments to premiums. As such, pol-icyholder dividends, cash surrender charges and reserve adjustments with interest thereon and commissions on reinsurance assumed are classified as premiums, rather than on expense lines, with no net effect on net income or capital and surplus. On a net-of-ceded basis for the year ended December 31, 1994, this practice resulted in increases to both revenues and expenses of approximately $600,000,000. In addition, reserve adjustments with inter-est thereon and commissions on reinsurance ceded were also classified as premiums, rather than in other revenue classifications. For the year ended December 31, 1994, this intra-revenue grouping reduced premiums by approxi-mately $50,000,000. Beginning in 1995, the Company reports modified coin-surance agreements on a gross basis. This change was made as a result of communications with the Department. This accounting change had no effect on income or surplus and prior period amounts have not been restated.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS
  The major categories of net investment income are as follows:

                                                                     Year ended December 31
                                                                     1996     1995     1994
                                                      -----------------------------------------
                                                                     (in millions)
                                                                     --------------------------
   Income:
    Bonds                                                            $1,442.2 $1,457.4 $1,266.7
   --------------------------------------------------------------------------------
    Preferred stocks                                                      9.6      6.4      5.8
   --------------------------------------------------------------------------------
    Unaffiliated common stocks                                            6.5      5.2      4.4
   --------------------------------------------------------------------------------
    Affiliated common stocks                                              9.5     12.6     62.5
   --------------------------------------------------------------------------------
    Mortgage loans on real estate                                       269.3    252.0    255.2
   --------------------------------------------------------------------------------
    Real estate                                                         114.4    110.0     97.4
   --------------------------------------------------------------------------------
    Policy loans                                                         35.0     32.1     29.7
   --------------------------------------------------------------------------------
    Other investments                                                    22.4     62.6    121.3
   --------------------------------------------------------------------------------
    Cash and short-term investments                                      48.9     53.2     43.3
    ---------------------------------------------------------------  -------- -------- --------
   Total investment income                                            1,957.8  1,991.5  1,886.3
  -----------------------------------------------------------------------------------
   Expenses:
    Depreciation                                                         25.0     25.9     21.9
   --------------------------------------------------------------------------------
    Other                                                               176.5    193.4    257.6
    ---------------------------------------------------------------  -------- -------- --------
   Total investment expenses                                            201.5    219.3    279.5
   ----------------------------------------------------------------  -------- -------- --------
   Net investment income                                             $1,756.3 $1,772.2 $1,606.8
   ----------------------------------------------------------------  ======== ======== ========

  Nonadmitted accrued investment income at December 31, 1996 and 1995 amounted to $2,500,000 and $11,500,000, respective-
  ly, consisting principally of interest on bonds in default and mortgage loans.

  The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summa-rized as follows:

                          Cost or   Gross      Gross
                          Amortized Unrealized Unrealized Fair
                          Cost      Gains      Losses     Value
                                           ------------------------
                          (in millions)
                          -----------------------------------------
   At December 31, 1996:
    Corporate             $12,548.1  $  586.5    $ 66.6   $13,068.0
   --------------------------------------------------------------
    U.S. government         1,088.7      43.2      18.0     1,113.9
   --------------------------------------------------------------
    Foreign government      1,234.0     105.1       1.4     1,337.7
   --------------------------------------------------------------
    Mortgage-backed         4,478.4     183.3      27.4     4,634.3
   --------------------------------------------------------------
    State and municipal        40.4        .1        --        40.5
    --------------------  ---------  --------    ------   ---------
                          $19,389.6  $  918.2    $113.4   $20,194.4
                          =========  ========    ======   =========
   At December 31, 1995:
    Corporate             $11,642.0  $1,074.7    $ 41.4   $12,675.3
   --------------------------------------------------------------
    U.S. government           546.4      82.2        --       628.6
   --------------------------------------------------------------
    Foreign government        908.0      68.0        .6       975.4
   --------------------------------------------------------------
    Mortgage-backed         4,628.3     283.2      11.2     4,900.3
   --------------------------------------------------------------
    State and municipal         5.0        .1        --         5.1
    --------------------  ---------  --------    ------   ---------
                          $17,729.7  $1,508.2    $ 53.2   $19,184.7
                          =========  ========    ======   =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS CONTINUED

  Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are esti-mated by discounting expected future cash flows using a cur-rent market rate applicable to the coupon rate, credit qual-ity and maturity of the investments.

  A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                                                                Cost or
                                                                                Amortized Fair
                                                                                Cost      Value
                                                             ------------------------------
                                                                                (in millions)
                                                                                -------------------
   Maturity:
    In 1997                                                                     $   358.0 $   360.1
  ----------------------------------------------------------------------------------------------
    In 1998-2001                                                                  3,809.0   3,912.3
  ----------------------------------------------------------------------------------------------
    In 2002-2006                                                                  4,760.9   4,917.3
  ----------------------------------------------------------------------------------------------
    After 2006                                                                    5,983.3   6,370.4
  ----------------------------------------------------------------------------------------------
    Mortgage-backed securities                                                    4,478.4   4,634.3
   ---------------------------------------------------------------------------  --------- ---------
   Total                                                                        $19,389.6 $20,194.4
   ---------------------------------------------------------------------------  ========= =========

  The expected maturities may differ from the contractual ma-turities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

  At December 31, 1996, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $10,996,900,000, $12,234,100,000 and
  $9,668,300,000, respectively. Gross gains during 1996, 1995 and 1994 of $169,700,000, $225,600,000 and $62,600,000, re-
  spectively, and gross losses of $177,000,000, $83,100,000 and $286,800,000, respectively, were realized on those sales.

  At December 31, 1996 and 1995, investments in bonds, with an admitted asset value of $70,700,000 and $60,700,000, respec-tively, were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                Cost or   Gross      Gross
                                Amortized Unrealized Unrealized Fair
                                Cost      Gains      Losses     Value
                                       -------------------------------
                                (in millions)
                                       -------------------------------
   At December 31, 1996:
    Preferred stocks            $239.7    $ 10.5     $ 1.7      $248.5
  ----------------------------------------------------------
    Unaffiliated common stocks   289.9      84.6      16.2       358.3
  ----------------------------------------------------------
   At December 31, 1995:
    Preferred stocks              89.9      13.9        .2       103.6
  ----------------------------------------------------------
    Unaffiliated common stocks   438.0     110.0      12.5       535.5
  ----------------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS CONTINUED

  The carrying value of affiliated common stocks, representing their statutory-basis net equity, was $241,500,000 and $193,000,000 at December 31, 1996 and 1995, respectively. The cost basis of investments in subsidiaries as of December 31, 1996 and 1995 was $194,000,000 and $123,000,000, respec-
  tively.

  During 1996, the maximum and minimum lending rates for mort-gage loans were 10.5% and 6.0%, respectively. At the issu-ance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1996, the Company did not hold any mortgages with interest overdue beyond one year. At December 31, 1996, the Company's investments in mortgage loans were subject to $59,700,000 of prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

4.FEDERAL INCOME TAXES

  The effective federal income tax rate for financial report-ing purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends-received tax deductions, differences in policy acquisition costs and policy and contract liabilities for tax return and financial statement purposes.

  Federal income taxes incurred of $83,600,000, $103,700,000 and $52,800,000 in 1996, 1995 and 1994, respectively, would be subject to recovery in the event that the Company incurs net operating losses within three years of the years for which such taxes were paid.

  Prior to 1984, a portion of the Company's current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The Company's balance in the "pol-icyholders' surplus" account at December 31, 1983 of $187,000,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which in-come taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder's surplus," and is available for dividends to the shareholder without additional payment of tax by the Company. The December 31, 1996 memorandum account balance for "shareholder's surplus" was $1,606,000,000. Should dividends to the shareholder ex-ceed its respective "shareholder's surplus," amounts would need to be transferred from the "policyholders' surplus" and would be subject to federal income tax at that time. Under existing or foreseeable circumstances, the Company neither expects nor intends that distributions will be made that will result in any such tax.

5.SUPPLEMENTAL FINANCIAL DATA

  The balance sheet caption, "Other Admitted Assets," includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future Policy Benefits and Claims," has been reduced for insurance ceded as follows:

                                                                      December 31
                                                                      --------------------------
                                                                      1996     1995     1994
                                                       ----------------------------------------
                                                                      (in millions)
                                                       ----------------------------------------
  Insurance ceded                                                     $1,154.5 $1,634.0 $1,721.1
  Amounts recoverable from other insurers                                 16.0      4.4      4.8

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED

  Reinsurance transactions included in the income statement caption, "Premiums and Deposits," are as follows:

                                     Year ended December
                                     31
                                     1996   1995   1994
                                                       --
                                     (in millions)
                                     --------------------
    Insurance assumed                $241.3 $667.7 $607.3
    -------------------------------
    Insurance ceded                   193.3  453.1  583.8
    -------------------------------  ------ ------ ------
    Net amount included in premiums  $ 48.0 $214.6 $ 23.5
    -------------------------------  ====== ====== ======

  The income statement caption, "Benefits and Settlement Ex-penses," is net of reinsurance recoveries of $787,886,200, $1,407,000,000 and $1,391,100,000 for 1996, 1995 and 1994,
  respectively.

  Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Pre-miums and Fees in Course of Collection," are as follows:

                           December 31, 1996
                           -----------------------
                                           Net of
                           Gross   Loading Loading

                           (in millions)
                           -----------------------
    Ordinary new business  $  3.9   $1.9   $  2.0
    ---------------------
    Ordinary renewal         35.1    3.0     32.1
    ---------------------
    Group life                9.4    (.1)     9.5
    ---------------------
    Group annuity              --     --       --
    ---------------------  ------   ----   ------
                           $ 48.4   $4.8   $ 43.6
                           ======   ====   ======
                           December 31, 1995
                           -----------------------
                                           Net of
                           Gross   Loading Loading

                           (in millions)
                           -----------------------
    Ordinary new business  $  2.5   $1.1   $  1.4
    ---------------------
    Ordinary renewal        (19.1)   2.8    (21.9)
    ---------------------
    Group life               15.8     --     15.8
    ---------------------
    Group annuity              .2     --       .2
    ---------------------  ------   ----   ------
                           $  (.6)  $3.9   $ (4.5)
                           ======   ====   ======

  The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consul-tants, Inc. to write group life and health business. Direct premiums written amounted to $26,200,000 $3,800,000 and $8,600,000 in 1996 and $33,100,000, $10,600,000 and
  $8,800,000 in 1995, respectively. During 1996, LNC Adminis-trative Services entered into a similar agreement with the Company with direct premiums written amounting to $6,200,000. Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

6.ANNUITY RESERVES

  At December 31, 1996, the Company's annuity reserves and de-posit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are sum-marized as follows:

                                                           Amount      Percent
                                                              ----------------
                                                           (in millions)
                                                           -------------------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                           $ 2,971.8     6.0%
   ------------------------------------------------------
     At book value, less surrender charge                     5,228.6    12.0
   ------------------------------------------------------
     At market value                                         22,703.4    51.0
   ------------------------------------------------------  ----------  ------
                                                             30,903.8    69.0
   Subject to discretionary withdrawal without adjustment
    at book value with minimal or no charge or adjustment    10,986.4    25.0
   ------------------------------------------------------
   Not subject to discretionary withdrawal                    2,601.9     6.0
   ------------------------------------------------------
                                                           ----------  ------
   Total annuity reserves and deposit fund                   44,492.1
    liabilities--before reinsurance                                     100.0%
   ------------------------------------------------------
                                                                       ======
   Less reinsurance                                           1,848.8
   ------------------------------------------------------  ----------
   Net annuity reserves and deposit fund liabilities,
    including separate accounts                             $42,643.3
   ------------------------------------------------------  ==========

7.CAPITAL AND SURPLUS

  Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus main-tained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1996, the Company exceeds the RBC requirements.

  The payment of dividends by the Company is limited and can-not be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In 1997, the Company can pay divi-dends of $281,100,000 without prior approval of the Indiana Insurance Commissioner.

8.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contributions to tax-exempt trusts. The Company's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity se-curities, corporate obligations and government bonds.

  All benefits applicable to the funded defined benefit plan for agents were frozen as of December 31, 1994. The curtail-ment of this plan did not have a significant effect on net pension cost for 1994. Effective January 1, 1995, pension benefits for agents have been provided by a new defined

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  contribution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, non-qualified, defined benefit plans for certain employees and agents. A supplemental retirement plan provides employees and agents defined benefit pension benefits in excess of limits imposed by Federal tax law. A salary continuation plan provides cer-tain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

  The status of the funded defined benefit pension plans and the amounts recognized in the balance sheets are as follows:

                                                          December 31
                                                          1996
                                                          -------  1995
                                                          (in millions)
                                                          ----------------
   Actuarial present value of benefit obligation:
   Vested benefits                                        $(156.9) $(146.1)
  -------------------------------------------------------------------------
   Nonvested benefits                                        (6.0)    (7.7)
  -------------------------------------------------------------------------
                                                          -------  -------
   Accumulated benefit obligation                          (162.9)  (153.8)
  -------------------------------------------------------------------------
   Effect of projected future compensation increases        (27.9)   (28.5)
  -------------------------------------------------------------------------
                                                          -------  -------
   Projected benefit obligation                            (190.8)  (182.3)
  -------------------------------------------------------------------------
   Plan assets at fair value                                186.1    173.2
  -------------------------------------------------------------------------
                                                          -------  -------
   Projected benefit obligation in excess of plan assets     (4.7)    (9.1)
  -------------------------------------------------------------------------
   Unrecognized net loss                                      4.9      9.3
  -------------------------------------------------------------------------
   Unrecognized prior service cost                            1.4      1.5
  -------------------------------------------------------------------------
                                                          -------  -------
   Prepaid pension costs included in other liabilities    $   1.6  $   1.7
  -------------------------------------------------------------------------
                                                          =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized in the balance sheets are as follows:

                                                        December 31
                                                        1996
                                                        -----  1995
                                                        (in
                                                        millions)
                                                        ------------
   Actuarial present value of benefit obligation:
   Vested benefits                                      $(6.6) $(6.4)
  -------------------------------------------------------------------
   Nonvested benefits                                     (.9)  (1.1)
  -------------------------------------------------------------------
                                                        -----  -----
   Accumulated benefit obligation                        (7.5)  (7.5)
  -------------------------------------------------------------------
   Effect of projected future compensation increases     (1.1)  (1.7)
  -------------------------------------------------------------------
                                                        -----  -----
   Projected benefit obligation                          (8.6)  (9.2)
  -------------------------------------------------------------------
   Unrecognized net loss (gain)                           (.1)    .9
  -------------------------------------------------------------------
   Unrecognized prior service cost                         .2     .3
  -------------------------------------------------------------------
                                                        -----  -----
   Accrued pension costs included in other liabilities  $(8.5) $(8.0)
  -------------------------------------------------------------------
                                                        =====  =====

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  The determination of the projected benefit obligation for the defined benefit plans was based on the following assump-tions:

                                                                            December 31
                                                                            1996   1995   1994
                                                               ---------------------------
     Weighted-average discount rate                                         7.0%     7.0%   8.0%
     ----------------------------------------------------------------------
     Rate of increase in compensation:
     ----------------------------------------------------------------------
     Salary continuation plan                                               5.5      6.0    6.5
     ----------------------------------------------------------------------
     All other plans                                                        4.5      5.0    5.0
     ----------------------------------------------------------------------
     Expected long-term rate of return on plan assets                       9.0      9.0    9.0
     ----------------------------------------------------------------------

  The components of net pension cost for the defined benefit pension plans are as follows:

                                                                            Year ended
                                                                            December 31
                                                                            1996   1995   1994
                                                               ---------------------------
   Service cost--benefits earned during the year                            $ 5.2  $ 4.1  $ 7.9
   ------------------------------------------------------------------------
   Interest cost on projected benefit obligation                             12.9   11.9   11.6
   ------------------------------------------------------------------------
   Actual return on plan assets                                             (17.5) (32.0)   4.2
   ------------------------------------------------------------------------
   Net amortization (deferral)                                                3.1   20.3  (16.7)
   ------------------------------------------------------------------------ -----  -----  -----
   Net pension cost                                                         $ 3.7  $ 4.3  $ 7.0
   ------------------------------------------------------------------------ =====  =====  =====

  401K PLAN

  LNC and the Company sponsor contributory defined contribu-tion plans for eligible employees and agents. The Company's contributions to the plans are equal to each participant's pre-tax contribution, not to exceed 6% of base pay, multi-plied by a percentage ranging from 25% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Expense for these plans amounted to $9,300,000, $6,700,000 and $11,200,000 in 1996, 1995 and
  1994, respectively.

  POSTRETIREMENT MEDICAL AND LIFE INSURANCE BENEFIT PLANS

  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for the Company 10 to 15 years and attained age 55 to
  60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical benefits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. The life insurance benefits are noncontributory, although par-ticipants can elect supplemental contributory benefits.

  The status of the postretirement medical and life insur-ance benefit plans and the amounts recognized in the bal-ance sheets are as follows:

                                                                             December 31
                                                                             1996    1995
                                                                --------------------------
                                                                             (in millions)
                                                                             --------------
   Accumulated postretirement benefit obligation:
    Retirees                                                                 $(32.4) $(37.9)
    ------------------------------------------------------------------------
    Fully eligible active plan participants                                    (8.2)   (8.7)
    ------------------------------------------------------------------------ ------  ------
    Accumulated postretirement benefit obligation                             (40.6)  (46.6)
    ------------------------------------------------------------------------
    Unrecognized net loss (gain)                                               (7.0)     .8
    ------------------------------------------------------------------------ ------  ------
    Accrued plan cost included in other liabilities                          $(47.6) $(45.8)
    ------------------------------------------------------------------------ ======  ======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  The components of periodic postretirement benefit cost are as follows:

                                                                            Year ended
                                                                            December 31
                                                                            1996  1995  1994
                                                           ---------------------------------
                                                                            (in millions)
                                                                            ----------------
   Service cost                                                             $1.3  $1.1  $1.4
   ------------------------------------------------------------------------
   Interest cost                                                             2.7   3.0   3.1
   ------------------------------------------------------------------------
   Amortized cost (credit)                                                   (.5)  (.4)   .1
   ------------------------------------------------------------------------ ----  ----  ----
   Net periodic postretirement benefit cost                                 $3.5  $3.7  $4.6
   ------------------------------------------------------------------------ ====  ====  ====

  The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of in-crease in the per capita cost of covered benefits (i.e., health care cost trend rate) of 8.5% for 1997. It further assumes the rate will gradually decrease to 5.0% by 2005 and remain at that level. The health care cost trend rate as-sumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 by $1,900,000 and $2,100,000, respective-
  ly. The aggregate of the estimated service and interest cost components of net periodic postretirement benefit cost for the year ended December 31, 1996 would increase by $184,000. The calculation assumes a long-term rate of increase in com-pensation of 4.5% and 5.0% at December 31, 1996 and 1995, respectively. The weighted-average discount rate used in de-termining the accumulated postretirement benefit obligation was 7.0% for both December 31, 1996 and 1995.

9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES

  DISABILITY INCOME POLICIES
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1996 and 1995 is a net liability of $572,000,000 and $503,800,000, respectively. This liability is based on the assumption that the recent experience will continue in the fu-ture. If incidence levels or claim termination rates vary significantly from these assumptions, adjustments to reserves may be required in the fu-ture. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company. The Company con-tinually reviews and updates the level of these reserves.

  During the fourth quarter of 1995, the Company completed an in-depth review of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will continue in the future, net income decreased by $15,200,000 as a result of strengthen-ing the disability income reserve.

  MARKETING AND COMPLIANCE ISSUES
  Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with poli-cies that were less advantageous to the policyholder. The Company's manage-ment continues to monitor the Company's sales materials and compliance pro-cedures and is making an extensive effort to minimize any potential liabil-ity. However, due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential out-comes at this time.

  GROUP PENSION ANNUITIES
  The liabilities for guaranteed interest and group pension annuity con-tracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these li-abilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that fu-ture cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  INSURANCE CEDED AND ASSUMED
  The Company cedes insurance to other companies, including certain affili-ates. The portion of risks exceeding the Company's retention limit is rein-sured with other insurers. Industry regulations prescribe the maximum cov-erage that the Company can retain on an individual insured. As of December 31, 1996, the Company's maximum retention on a single insured was $3,000,000. To cover products other than life insurance, the Company ac-quires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums and benefits and settlement expenses, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agree-ments.

  The Company assumes insurance from other companies, including certain af-filiates. At December 31, 1996, the Company has provided $17,200,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  VULNERABILITY FROM CONCENTRATIONS
  At December 31, 1996, the Company did not have a concentration of: 1) busi-ness transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of la-bor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  not materially affect the financial position of the Company.

  LEASES
  The Company leases its home office properties. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. In addition, the Company has the option to purchase the leased properties at fair value as defined in the agreements on the last day of the initial 25 year lease pe-riod ending in 2009 or on the last day of any of the renewal periods.

  Total rental expense on operating leases in 1996, 1995 and 1994 was $26,400,000, $22,500,000 and $20,600,000, respectively. Future minimum rental commitments are as follows (in millions):

    1997        $ 17.5
    1998          17.1
    1999          17.4
    2000          16.9
    2001          17.2
    Thereafter   151.6
                ------
                $237.7
                ======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  OTHER CONTINGENCY MATTERS
  The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceed-ings ultimately will be resolved without materially affecting the financial position or results of operations of the Company.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

  REINSURANCE
  The regulatory required liability for unsecured reserves ceded to unautho-rized reinsurers was $4,300,000 and $5,600,000 at December 31, 1996 and 1995, respectively.

  GUARANTEES
  The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                                   Notional or
                                                   Contract Amounts
                                                   -----------------
                                                   December 31
                                                   -----------------
                                                   1996     1995
                                          --------------------
                                                   (in millions)
                                                   -----------------
    Mortgage loan pass-through certificates        $   50.3 $   63.6
    Real estate partnerships                             .5      3.3
                                                   -------- --------
                                                   $   50.8 $   66.9
                                                   ======== ========

  The Company has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these arrangements involve guarantees by each of the partners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addi-tion, the Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repur-chase any mortgage loans which remain delinquent for 90 days at a repur-chase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1996 and 1995.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  DERIVATIVES
  The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit ex-posure. The Company has entered into derivative transac-tions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives;
  however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                Assets (Liabilities)
                                                ------------------------------
                              Notional or       Carrying Fair   Carrying Fair
                              contract amounts  value    value  value    value
                                 ---------------------------------------------
                              December 31       December 31     December 31
                              1996     1995     1996     1996   1995     1995
                                 ---------------------------------------------
                              (in millions)
                              ------------------------------------------------
   Interest rate
    derivatives:
    Interest rate cap
     agreements               $5,500.0 $5,110.0  $20.8   $ 8.2   $22.7   $5.3
    Spread-lock agreements          --    600.0     --      --     (.9)   (.9)
    Swaptions                    672.0       --   11.0    10.6      --     --
    Financial futures
     contracts                   147.7       --   (2.4)   (2.4)     --     --
    Interest rate swaps             --      5.0     --      --      .2     .2
                              -------- --------  -----   -----   -----   ----
                               6,319.7  5,715.0   29.4    16.4    22.0    4.6
   Foreign currency
    derivatives:
    Foreign exchange forward
     contracts                   251.5     15.7     .2     (.2)    (.6)   (.6)
    Foreign currency options      43.9     99.2     .6      .4     1.9    1.4
    Foreign currency swaps        15.0     15.0     --    (2.1)     .4     .4
                              -------- --------  -----   -----   -----   ----
                                 310.4    129.9     .8    (1.9)    1.7    1.2
                              -------- --------  -----   -----   -----   ----
                              $6,630.1 $5,844.9  $30.2   $14.5   $23.7   $5.8
                              ======== ========  =====   =====   =====   ====

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED


  A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agree-ments and contracts at December 31 is as follows:

                            Interest Rate Caps    Spread Locks          Swaptions
                              ----------------------------------------------------------------------
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
                            (in millions)
                            ----------------------------------------------------------------
   Balance at beginning of
    year                    $ 5,110.0  $ 4,400.0  $   600.0  $ 1,300.0  $      --  $      --
   New contracts                390.0      710.0       15.0      800.0      672.0         --
   Terminations and                --         --     (615.0)  (1,500.0)        --         --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $ 5,500.0  $ 5,110.0  $      --  $   600.0  $   672.0  $      --
                            =========  =========  =========  =========  =========  =========
                            Financial Futures
                            ------------------------------------------
                            Contracts             Options               Interest Rate Swaps
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
   Balance at beginning of
    year                    $      --  $   382.5  $      --  $      --  $     5.0  $      --
   New contracts              7,918.8      810.5         --      181.6         --         --
   Terminations and          (7,771.1)  (1,193.0)        --     (181.6)      (5.0)        --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $   147.7  $      --  $      --  $      --  $      --  $      --
                            =========  =========  =========  =========  =========  =========
                            Foreign Currency Derivatives
                              ----------------------------------------------------------------------
                            Foreign Exchange      Foreign Currency      Foreign
                            Forward Contracts     Options               Currency Swaps
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
                            (in millions)
                            ----------------------------------------------------------------
   Balance at beginning of
    year                    $    15.7  $    21.2  $    99.2  $      --  $    15.0  $      --
   New contracts                406.9      131.2    1,168.8      356.6         --       15.0
   Terminations and            (171.1)    (136.7)  (1,224.1)    (257.4)        --         --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $   251.5  $    15.7  $    43.9  $    99.2  $    15.0  $    15.0
                            =========  =========  =========  =========  =========  =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  INTEREST RATE CAPS
  The interest rate cap agreements, which expire in 1997 through 2003, enti-tle the Company to receive payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the ef-fect of fluctuating interest rates. The premium paid for the interest rate caps is included in other assets ($20,800,000 as of December 31, 1996) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

  SWAPTIONS
  Swaptions, which expire in 2002, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference be-tween the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect the assets supporting its annuity line of business from the effect of fluctuating interest rates. The premium paid for the swaptions is in-cluded in other assets ($11,000,000 as of December 31, 1996) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

  SPREAD LOCKS
  Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified U.S. Treasury note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity U.S. Treasury security and the price sensitivity of the swap at that time. It is ex-pressed in dollars-per-basis point. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

  FINANCIAL FUTURES
  The Company uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to manage duration of a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Op-tions on financial futures give the Company the right, but not the obliga-tion, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  FOREIGN CURRENCY DERIVATIVES
  The Company uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified fu-ture date.

  ADDITIONAL DERIVATIVE INFORMATION
  Expenses for the agreements and contracts described above amounted to $6,900,000 and $5,600,000 in 1996 and 1995, respectively. Deferred losses of $37,600,000 as of December 31, 1996, were the result of: 1) terminated and expired spread-lock agreements; and 2) financial futures contracts. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such secu-rities.

  The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, foreign exchange forward contracts, for-eign currency options and foreign currency swaps. However, the Company does not anticipate nonperformance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agree-ments from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1996, the exposure was $17,500,000.

10.FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Ac-

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  cordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

  BONDS
  Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values ob-tained from independent pricing services. In the case of private place-ments, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of affiliated common stocks are based on quoted market prices.

  MORTGAGE LOANS ON REAL ESTATE
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income when compared to the expected yield for mortgages having sim-ilar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cov-erage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loan are measured based on: 1) the present value of expected future cash flows discounted at the loan's effective in-terest rate; 2) the loan's market price; or 3) the fair value of the col-lateral if the loan is collateral dependent.

  POLICY LOANS
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on historical experience.

  OTHER INVESTMENTS AND CASH AND INVESTED CASH
  The carrying value for assets classified as other investments and cash and invested cash in the accompanying balance sheet approximates their fair value.

  INVESTMENT-TYPE INSURANCE CONTRACTS
  The balance sheet captions, "Future Policy Benefits and Claims" and "Other Policyholder Funds," include investment-type insurance contracts (i.e., de-posit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guar-anteed interest and similar contracts are based on their approximate sur-render values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities consistent with those remaining for the contracts being valued.

  The remainder of the balance sheet captions "Future Policy Benefits and Claims" and "Other Policyholder Funds," that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate con-clusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabili-ties defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insur-ance contract liabilities.

  SHORT-TERM DEBT
  Fair values of short-term debt approximates carrying values.

  GUARANTEES
  The Company's guarantees include guarantees related to real estate partner-ships and mortgage loan pass-through certificates. Based on historical per-formance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

  DERIVATIVES
  The Company's derivatives include interest rate cap agreements, swaptions, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, options on financial futures, interest rate swaps, call options, foreign currency options and foreign currency swaps.

  Fair values for derivative contracts are based on current settlement val-ues. These values are based on: 1) quoted market prices for the foreign currency exchange contracts, financial future contracts, and options on fi-nancial futures; and 2) brokerage quotes that utilized pricing models or formulas using current assumptions for all other swaps and agreements.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  INVESTMENT COMMITMENTS
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commit-ments.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                             December 31
                                             ----------------------------------------------
                                             1996                    1995
                                             ----------------------  ----------------------
                                             Carrying    Fair        Carrying    Fair
   Assets (Liabilities)                      value       value       value       value
   ----------------------------------------  ----------  ----------  ----------  ----------
                                             (in millions)
                                             ----------------------------------------------
   Bonds                                     $ 19,389.6  $ 20,194.4  $ 17,729.7  $ 19,184.7
   ----------------------------------------
   Preferred stock                                239.7       248.5        89.9       103.6
   ----------------------------------------
   Unaffiliated common stock                      358.3       358.3       535.5       535.5
   ----------------------------------------
   Mortgage loans on real estate                2,976.7     3,070.9     2,909.7     3,081.9
   ----------------------------------------
   Policy loans                                   626.5       612.7       515.8       504.0
   ----------------------------------------
   Other investments                              282.7       282.7       248.0       248.0
   ----------------------------------------
   Cash and short-term investments                759.2       759.2       780.9       780.9
   ----------------------------------------
   Investment type insurance contracts:
   ----------------------------------------
    Deposit contracts and certain
    guaranteed interest contracts             (17,871.6)  (17,333.0)  (15,586.7)  (15,046.0)
   ----------------------------------------
    Remaining guaranteed interest and
    similar contracts                          (1,799.7)   (1,835.4)   (2,261.1)   (2,340.4)
   ----------------------------------------
   Short-term debt                               (100.0)     (100.0)      (63.0)      (63.0)
   ----------------------------------------
   Derivatives                                     26.5        13.8        23.7         5.8
   ----------------------------------------
   Investment commitments                            --         (.6)         --         (.8)
   ----------------------------------------

11.ACQUISITIONS AND SALES OF SUBSIDIARIES

  The Company sold its 100% interest in two subsidiaries--Se-curity Connecticut Life Insurance Company ("SCL") and Em-ployers Health Insurance Company ("EHI"). SCL was sold through a public offering of stock in January 1994. This transaction resulted in a realized gain of $90,000,000 and a direct increase in surplus of $24,000,000. Net of expenses, the Company received cash of $172,000,000 and notes of $65,000,000.

  EHI was also sold through public offerings in March and April 1994. LNC purchased 29% of the stock of the new pub-licly traded holding company from LNL. Prior to the sale, the Company received a $50,000,000 dividend in the form of a note. The sale transaction resulted in a realized gain of $133,000,000 and a direct reduction in surplus of $21,000,000 due to release of unrealized gain amounts, for a net surplus increase of $112,000,000. Net of expenses, the Company received cash of $348,000,000.

  In October 1996, the Company and its wholly owned subsidiary purchased a block of group tax qualified annuity business from UNUM Corporation. The transaction was completed in the form of a reinsurance transaction, which resulted in a ced-ing commission of $71,800,000. The ceding commission has been recorded as admissible goodwill of $62,300,000, which is to be amortized on a straight-line basis over 10 years. The Company's subsidiary was required by the New York De-partment of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

  In its previously-filed 1996 NAIC Annual Statement, the Com-pany recorded the ceding commission as a nonadmitted asset, which was charged directly to unassigned surplus. According-ly, unassigned surplus was understated at December 31, 1996 by $62,300,000, net of amortization in 1996. In 1997, man-agement will correct its opening balance of unassigned sur-plus in its NAIC Annual Statement.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                         December 31
                                                         1996     1995
                                                         -------- --------
                                                         (in millions)
                                                         -----------------
   Future policy benefits and claims assumed             $  312.7 $  344.8
   Future policy benefits and claims ceded                  891.8  1,344.5
   Amounts recoverable on paid and unpaid losses             31.2     65.9
   Reinsurance payable on paid losses                         2.7      5.5
   Funds held under reinsurance treaties--net liability   1,062.4    712.3

  Substantially all reinsurance ceded to affiliated companies is with unau-thorized companies. To take a reserve credit for such reinsurance, the Com-pany holds assets from the reinsurer, including funds held under reinsur-ance treaties, and is the beneficiary on letters of credit aggregating $314,200,000 and $306,800,000 at December 31, 1996 and 1995, respectively.
  At December 31, 1996 and 1995, LNC had guaranteed $239,200,000 and $241,400,000, respectively, of these letters of credit. At December 31, 1996, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $135,700,000 for statutory surplus relief received under financial reinsurance ceded agreements.

13. SEPARATE ACCOUNTS

  Separate account assets and liabilities reported in the accompanying bal-ance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist primarily of long-term bonds, common stocks, short-term investments and mutual funds. The de-tailed operations of the separate accounts are not included in the accompa-nying financial statements. Fees charged on separate account policyholder deposits are included in other income.

  Separate account premiums, deposits and other considerations amounted to $4,148,700,000, $3,068,200,000 and $2,694,700,000 in 1996, 1995 and 1994,
  respectively. Reserves for separate accounts with assets at fair value were $23,047,800,000 and $17,891,400,000 at December 31, 1996 and 1995, respec-
  tively. All reserves are subject to discretionary withdrawal at market val-ue. Substantially all of the Company's separate accounts are nonguaranteed.
12. TRANSACTIONS WITH AFFILIATES

  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional of-fices. For providing these selling and marketing services, the Company paid LFGI override commissions and operating expense allowances of $56,300,000, $43,300,000 and $41,200,000 in 1996, 1995 and 1994, respectively. LFGI in-
  curred expenses of $15,700,000, $10,400,000 and $10,700,000 in 1996, 1995
  and 1994, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not re-quired to reimburse.

  Cash and short-term investments at December 31, 1996 and 1995 include the Company's participation in a short-term investment pool with LNC of $175,100,000 and $324,000,000, respectively. Related investment income amounted to $15,300,000, $21,100,000 and $16,100,000 in 1996, 1995 and
  1994, respectively. Other liabilities at December 31, 1996 and 1995 include $100,000,000 of notes payable to LNC.

  The Company provides services to and receives services from affiliated com-panies which resulted in a net payment of $34,100,000 and $24,900,000 in 1996 and 1995, respectively.

  The Company both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statement of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1996   1995   1994
                      ------ ------ ------
                      (in millions)
                      --------------------
   Insurance assumed  $ 17.9 $ 17.6 $ 19.8
   Insurance ceded     302.8  214.4  481.3

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

13. SEPARATE ACCOUNTS CONTINUED

  A reconciliation of transfers to (from) separate accounts are as follows:

                                                  Year ended
                                                  December 31
                                                  1996        1995
                    ----------------------------------------------------
                                                  (in millions)
                                                  ---------------------
   Transfers as reported in the Summary of
   Operations of various Separate Accounts:
    Transfers to separate accounts                $ 4,149.6   $ 3,070.2
    Transfers from separate accounts               (2,058.5)   (1,457.8)
                                                  ---------   ---------
   Net transfer to separate accounts as reported
   in the Company's NAIC Annual Statement         $ 2,091.1   $ 1,612.4
                                                  =========   =========

OTHER FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1996 and 1995, and the related statutory-basis statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1996. These financial state-ments are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or per-mitted by the Indiana Department of Insurance, which practices differ from gen-erally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial posi-tion of The Lincoln National Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln Na-tional Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As described in Note 2, in 1994 the Company changed its method of accounting for separate account contracts.

                                    /s/ Ernst & Young LLP

February 6, 1997

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA

DECEMBER 31, 1996 (IN MILLIONS)

Investment income earned:
  Government bonds                                            $   74.6
  ---------------------------------------------------------------------
  Other bonds (unaffiliated)                                   1,367.6
  ---------------------------------------------------------------------
  Preferred stocks (unaffiliated)                                  9.6
  ---------------------------------------------------------------------
  Common stocks (unaffiliated)                                     6.5
  ---------------------------------------------------------------------
  Common stocks of affiliates                                      9.5
  ---------------------------------------------------------------------
  Mortgage loans                                                 269.3
  ---------------------------------------------------------------------
  Real estate                                                    114.4
  ---------------------------------------------------------------------
  Premium notes, policy loans and liens                           35.0
  ---------------------------------------------------------------------
  Cash on hand and on deposit                                      0.9
  ---------------------------------------------------------------------
  Short-term investments                                          48.0
  ---------------------------------------------------------------------
  Other invested assets                                           17.6
  ---------------------------------------------------------------------
  Derivative instruments                                          (6.3)
  ---------------------------------------------------------------------
  Aggregate write-ins for investment income                       11.1
  ----------------------------------------------------------- --------
Gross investment income                                       $1,957.8
------------------------------------------------------------- ========
Real estate owned (cost, less encumbrances)                   $  621.3
------------------------------------------------------------- ========
Mortgage loans (unpaid balance):
  Farm mortgages                                              $    1.1
  ---------------------------------------------------------------------
  Residential mortgages                                            3.7
  ---------------------------------------------------------------------
  Commercial mortgages                                         2,971.9
  ----------------------------------------------------------- --------
Total mortgage loans                                          $2,976.7
------------------------------------------------------------- ========
Mortgage loans by standing (unpaid balance):
  Good standing                                               $2,922.1
  ----------------------------------------------------------- ========
  Good standing with restructured terms                       $   39.6
  ----------------------------------------------------------- ========
  Interest overdue more than three months, not in foreclosure $     --
  ----------------------------------------------------------- ========
  Foreclosure in process                                      $   14.9
  ----------------------------------------------------------- ========
Other long-term assets (statement value)                      $  248.1
------------------------------------------------------------- ========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Bonds and stocks of parent, subsidiaries and affiliates (cost):
  Common stocks                                                  $    194.0
  -------------------------------------------------------------  ==========
Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                                    $  1,618.0
  -------------------------------------------------------------
  Over 1 year through 5 years                                       5,928.1
  -------------------------------------------------------------
  Over 5 years through 10 years                                     6,025.9
  -------------------------------------------------------------
  Over 10 years through 20 years                                    3,670.6
  -------------------------------------------------------------
  Over 20 years                                                     2,860.4
  -------------------------------------------------------------  ----------
Total by maturity                                                $ 20,103.0
---------------------------------------------------------------  ==========
 Bonds by class (statement value):
  Class 1                                                        $ 14,013.7
  -------------------------------------------------------------
  Class 2                                                           4,504.1
  -------------------------------------------------------------
  Class 3                                                             807.6
  -------------------------------------------------------------
  Class 4                                                             705.9
  -------------------------------------------------------------
  Class 5                                                              71.4
  -------------------------------------------------------------
  Class 6                                                               0.3
  -------------------------------------------------------------  ----------
Total by class                                                   $ 20,103.0
---------------------------------------------------------------  ==========
Total bonds publicly traded                                      $ 16,520.3
---------------------------------------------------------------  ==========
Total bonds privately placed                                     $  3,582.7
---------------------------------------------------------------  ==========
Preferred stocks (cost or amortized cost)                        $    239.7
---------------------------------------------------------------  ==========
Unaffiliated common stocks (market value)                        $    358.3
---------------------------------------------------------------  ==========
Short-term investments (cost or amortized cost)                  $    713.4
---------------------------------------------------------------  ==========
Financial options and caps owned (statement value)               $     32.2
---------------------------------------------------------------  ==========
Financial options and caps written (statement value)             $      0.3
---------------------------------------------------------------  ==========
Swap and forward agreements open (statement value)               $      0.2
---------------------------------------------------------------  ==========
Futures contracts open (current value)                           $    161.2
---------------------------------------------------------------  ==========
Cash on deposit                                                  $     45.8
---------------------------------------------------------------  ==========
Life insurance in-force:
  Ordinary                                                       $     97.9
  -------------------------------------------------------------  ==========
  Group life                                                     $     31.4
  -------------------------------------------------------------  ==========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Amount of accidental death insurance in-force under ordinary policies                            $     4.9
-----------------------------------------------------------------------------------------------  =========
Life insurance policies with disability provisions in-force:
  Ordinary                                                                                       $     4.9
  ---------------------------------------------------------------------------------------------  =========
  Group life                                                                                     $    12.9
  ---------------------------------------------------------------------------------------------  =========
Supplementary contracts in-force:
Ordinary--not involving life contingencies:
  Amount on deposit                                                                              $      --
  ---------------------------------------------------------------------------------------------  =========
  Income payable                                                                                 $     3.2
  ---------------------------------------------------------------------------------------------  =========
Ordinary--involving life contingencies:
  Income payable                                                                                 $     0.9
  ---------------------------------------------------------------------------------------------  =========
Group--not involving life contingencies:
  Income payable                                                                                 $      --
  ---------------------------------------------------------------------------------------------  =========
Group--involving life contingencies:
  Income payable                                                                                 $     0.9
  ---------------------------------------------------------------------------------------------  =========
Annuities:
Ordinary:
  Immediate--amount of income payable                                                            $    68.4
  ---------------------------------------------------------------------------------------------  =========
  Deferred--fully paid account balance                                                           $     0.6
  ---------------------------------------------------------------------------------------------  =========
  Deferred--not fully paid account balance                                                       $   326.6
  ---------------------------------------------------------------------------------------------  =========
Group:
  Amount of income payable                                                                       $      --
  ---------------------------------------------------------------------------------------------  =========
  Fully paid account balance                                                                     $      --
  ---------------------------------------------------------------------------------------------  =========
  Not fully paid account balance                                                                 $    78.1
  ---------------------------------------------------------------------------------------------  =========
Accident and health insurance--premiums in-force:
  Ordinary                                                                                       $   180.6
  ---------------------------------------------------------------------------------------------  =========
  Group                                                                                          $    97.1
  ---------------------------------------------------------------------------------------------  =========
Deposit funds and dividend accumulations:
  Deposit funds account balance                                                                  $17,456.6
  ---------------------------------------------------------------------------------------------  =========
  Dividend accumulations--account balance                                                        $   114.7
  ---------------------------------------------------------------------------------------------  =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Claim payments 1996:
Group Accident and Health:

   1996   $ 9.4
          =====
  --------------
   1995   $ 3.1
          =====
  --------------
   1994   $ 0.1
          =====
  --------------
   1993   $  --
          =====
  --------------
   1992   $(0.1)
          =====
  --------------
   Prior  $  --
          =====
  --------------

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA

NOTE--BASIS OF PRESENTATION
The accompanying schedule presents selected statutory-basis financial data as of December 31, 1996 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General Section of the National Association of Insurance Commissioners' Annual Statement Instruc-tions and agrees to or is included in the amounts reported in The Lincoln Na-tional Life Insurance Company's 1996 Statutory Annual Statement as filed with the Indiana Department of Insurance.

REPORT OF INDEPENDENT AUDITORS ON
OTHER FINANCIAL INFORMATION

Board of Directors
The Lincoln National Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our au-dit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in rela-tion to the statutory-basis financial statements taken as a whole.

                                    /s/ Ernst & Young LLP

February 6, 1997

PREFACE TO THE MULTI FUND(R) PROSPECTUSES

THESE PAGES ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING FUNDS:

Lincoln National Growth and Income Fund, Inc. (GI)

Lincoln National Special Opportunities Fund, Inc. (SO)


                               Preface/Directory

Shares of all the funds are sold to Lincoln National Life Insurance Co. (Lincoln Life) for allocation to its Variable Annuity Account C (the variable annuity account [VAA]) to fund variable annuity contracts and for allocation to its Variable Life Account K to fund variable life insurance contracts.

To fund its variable life contracts, Variable Life Account D buys shares of the Bond, Growth and Income, Managed, Money Market and Special Opportunities Funds. To fund its variable life contracts, Variable Life Account G buys shares of the Growth and Income and Special Opportunities Funds.

Each of these Variable Life and Annuity Accounts may be referred to as a variable account. For each fund listed above, see Description of the fund in its Prospectus for a statement of that fund's investment objective. Each of these funds is referred to individually as a fund; collectively, as the funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THESE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These Prospectuses set forth concisely the information about each fund that you ought to know before investing. Please read and keep this Prospectus booklet for future reference.

A separate Statement of Additional Information (SAI) for each fund has been filed with the SEC. By this reference, each SAI, dated May 1, 1997, is incorporated into the Prospectus of the fund with which it is registered. A free copy will be provided upon request. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

The Financial Highlights table of each fund contains per-share data calculated on the basis of a share outstanding throughout the period, together with financial ratios and other supplemental data. The Financial Highlights table is incorporated by reference to the fund's 1996 Annual Report. A copy of the Annual Report will be provided on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THESE PROSPECTUSES, IN CONNECTION WITH THE OFFERS CONTAINED IN THEM. IF ANY ARE GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND(S) IN QUESTION. THESE PROSPECTUSES DO NOT CONSTITUTE OFFERS BY THE FUNDS TO SELL, OR SOLICITATIONS OF ANY OFFERS TO BUY, ANY OF THE SECURITIES OFFERED BY THEM IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE THOSE OFFERS.

Prospectuses dated May 1, 1997

DIRECTORY FOR THE FUND PROSPECTUSES

                               Preface/Directory

Subject                                                  Page
-------------------------------------------------------------
PREFACE                                                   F-1
DESCRIPTION OF THE FUND
Growth and Income Fund                                    F-3
Special Opportunities Fund                                F-5
-------------------------------------------------------------

INVESTMENT POLICIES AND TECHNIQUES
Growth and Income Fund                                    F-3
Special Opportunities Fund                                F-5
-------------------------------------------------------------

INVESTMENT RESTRICTIONS
Growth and Income Fund                                    F-3
Special Opportunities Fund                                F-6
-------------------------------------------------------------

STRATEGIC PORTFOLIO TRANSACTIONS
Growth and Income Fund                                    F-4
Special Opportunities Fund                                F-7
-------------------------------------------------------------

APPENDIX - CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS
Net asset value                                           F-9
Management of the funds                                   F-9
Purchase of securities being offered                     F-11
Sale and redemption of shares                            F-12
Distributions and federal income tax considerations      F-12
Management discussion of fund performance                F-12
Description of shares                                    F-12
Strategic portfolio transactions-additional information  F-13
Foreign investments                                      F-15
General information                                      F-16
Statement of Additional Information
Table of contents - 11 underlying funds                  F-18

     This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)
               OF THE INVESTMENT COMPANY ACT OF 1940

     Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                  CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

Reconciliation and Tie-in Sheet

The Prospectus consisting of 146 pages

The undertaking to file reports

The representations pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

The signatures

The written consents of the following persons:

  John L. Steinkamp, Esquire
  Denis G. Schwartz, FSA
  Ernst & Young LLP

The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          (1) Resolution of the Board of Directors of Lincoln National Life Insurance Co. and related documents authorizing establishment of the Account.*

          (2)    Not applicable.

          (3)    (a)   Not applicable.

                 (b)   Not applicable.

                 (c)   Commission schedule.*

          (4)    Not applicable.

          (5)    Form of Policy.

          (6)    (a)   Articles of Incorporation of The Lincoln National Life
                       Insurance Co.*

                 (b)   Bylaws of Lincoln National Life Insurance Company.*

          (7)    Not applicable.

          (8)    Proposed form of Agreement to Purchase Shares.*

          (9)(a) Proposed form of Indemnification Agreement related to compliance with IRC Section 817(h) and the regulations thereunder.*

          (9)(b) Services Agreement between Lincoln National Life Insurance Company, Delaware Management Holding Company, Inc. and Delaware Services Company, Inc. dated Aug. 15, 1996.

          (10)   Application.*

     2.  See Exhibit 1(5).

     3. Opinion and consent of John L. Steinkamp, Vice President and Associate General Counsel of Lincoln National Life Insurance Company.*

     4.  Not applicable.

     5.  Not applicable.

     6.  Opinion and consent of Denis G. Schwartz, F.S.A.

     7.  Consent of Ernst & Young LLP, Independent Auditors.

     8.  Financial Data Schedule

* Previously filed as an exhibit to the registration statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln National Flexible Premium Variable Life Account G, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Wayne, State of Indiana on this 23rd day of April 1997.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                on its own behalf as Depositor and on behalf of
           LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

                       By: /s/ Stephen H. Lewis
                          ---------------------------------------
                          Stephen H. Lewis, Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature                            Title                  Date
           ---------                            -----                  ----

/s/ Jon A. Boscia
--------------------------  Chief Executive Officer,             April 23, 1997
Jon A. Boscia               President and Director
                            (Principal Executive Officer)
/s/ Keith J. Ryan
--------------------------  Vice President,                      April 23, 1997
Keith J. Ryan               Assistant Treasurer
                            and Chief Financial Officer
                            (Principal Financial Officer)
/s/ O. Douglas Worthington
--------------------------  Vice President and Controller        April 23, 1997
O. Douglas Worthington      (Principal Accounting Officer)

/s/ Jack D. Hunter
--------------------------  Executive Vice President,            April 23, 1997
Jack D. Hunter              General Counsel and Director

--------------------------  Director                             ________, 1997
H. Thomas McMeekin

*
--------------------------  Director                             April 23, 1997
Ian M. Rolland

--------------------------  Director and                         ________, 1997
Lawrence T. Rowland         Executive Vice President

/s/ Richard C. Vaughan
--------------------------  Director                             April 23, 1997
Richard C. Vaughan

* /s/ John L. Steinkamp
--------------------------  Pursuant to a Power of Attorney filed with
John L. Steinkamp           Post-effective Amendment No. 2 to this Registration
                            Statement.